Filed with the Securities and Exchange Commission on February 17, 2005
Registration No. 333-71834                   Investment Company Act No. 811-5438
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             Registration Statement under The Securities Act of 1933
                         Post-Effective Amendment No. 9
                                       And
         Registration Statement under The Investment Company Act of 1940
                                Amendment No. 110

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                           (Exact Name of Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   -------------------------------------------
                               (Name of Depositor)

                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                 -----------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                                 (203) 926-1888
                                 --------------
                         (Depositor's Telephone Number)

                     TIMOTHY P. HARRIS, CHIEF LEGAL OFFICER
                 One Corporate Drive, Shelton, Connecticut 06484
                 -----------------------------------------------
               (Name and Address of Agent for Service of Process)

                                    Copy To:
                               ROBIN WAGNER, ESQ.
                      VICE PRESIDENT AND CORPORATE COUNSEL
         One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176
         --------------------------------------------------------------

           Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485

     |_|  on May 1, 2005 pursuant to paragraph (b) of Rule 485

     |X|  60 days after filing pursuant to paragraph (a) (i) of Rule 485

     |_|  on____________ pursuant to paragraph (a) (i) of Rule 485

     |_|  75 days after filing pursuant to paragraph (a) (ii) of Rule 485

     |_|  on ______________pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
    Units of interest in Separate Accounts under variable annuity contracts.

--------------------------------------------------------------------------------
ASXT-SIX

                                     AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                  A Prudential Financial Company
                                 One Corporate Drive, Shelton, Connecticut 06484

AMERICAN SKANDIA
XTRA CREDIT(SM) SIX

Flexible Premium Deferred Annuity


PROSPECTUS: MAY 2, 2005

This Prospectus describes American Skandia XTra Credit(SM) SIX, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. THE ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. VARIOUS RIGHTS AND BENEFITS MAY DIFFER BETWEEN STATES TO MEET APPLICABLE LAWS AND/OR REGULATIONS. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Investment Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

American Skandia offers several different annuities which your investment professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's account value. The fees and charges you pay and compensation paid to your investment professional may also be different between each annuity. For more information please refer to the Appendix entitled "Selecting the Variable Annuity That's Right for You."

The Variable Investment Options

The variable investment options, each a Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust, Gartmore Variable Investment Trust, Wells Fargo Variable Trust, A I M Advisors, Inc., Evergreen Variable Annuity Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

Please Read This Prospectus

PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

Available Information

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 96. A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

For Further Information call:

-->  1-800-766-4530

THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THIS ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN SKANDIA XTRA CREDIT(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


Prospectus Dated: May 2, 2005     Statement of Additional Information Dated: May 2, 2005
ASXT II-SIX-PROS--(05/2005)                                              ASXT II-SIXPROS

PLEASE SEE OUR PRIVACY POLICY AND IRA DISCLOSURE STATEMENT ATTACHED TO THE BACK
                           COVER OF THIS PROSPECTUS.

CONTENTS


Introduction ................................................................................     1
   Why Would I Choose to Purchase This Annuity? ............................................      1

Glossary of Terms ...........................................................................     3

Summary of Contract Fees and Charges ........................................................     4

Expense Examples ............................................................................    12

Investment Options ..........................................................................    13
  What Are the Investment Objectives and Policies of the Portfolios? ........................    13
  What Are the Fixed Allocations? ...........................................................    32

Fees and Charges ............................................................................    33
  What Are the Contract Fees and Charges? ...................................................    33
  What Charges Apply Solely to the Variable Investment Options? .............................    34
  What Fees and Expenses Are Incurred by the Portfolios? ....................................    35
  What Charges Apply to the Fixed Allocations? ..............................................    35
  What Charges Apply if I Choose an Annuity Payment Option? .................................    35
  Exceptions/Reductions to Fees and Charges .................................................    35

Purchasing Your Annuity .....................................................................    36
  What Are our Requirements for Purchasing the Annuity? .....................................    36

Managing Your Annuity .......................................................................    38
  May I Change the Owner, Annuitant and Beneficiary Designations? ...........................    38
  May I Return the Annuity if I Change my Mind? .............................................    38
  May I Make Additional Purchase Payments? ..................................................    38
  May I Make Scheduled Payments Directly from my Bank Account? ..............................    38
  May I Make Purchase Payments Through a Salary Reduction Program? ..........................    39

Managing Your Account Value .................................................................    40
  How and When Are Purchase Payments Invested? ..............................................    40
  How Do I Receive Credits? .................................................................    40
  How Are Credits Applied to my Account Value? ..............................................    40
  Are There Restrictions or Charges on Transfers Between Investment Options? ................    42
  Do You Offer Dollar Cost Averaging? .......................................................    43
  Do You Offer any Automatic Rebalancing Programs? ..........................................    44
  Are any Asset Allocation Programs Available? ..............................................    44
  Do You Offer Programs Designed to Guarantee a "Return of Premium" at a Future Date? .......    45
  May I Give my Investment Professional Permission to Manage my Account Value? ..............    46
  May I Authorize my Third Party Investment Advisor to Manage my Account? ...................    46
  How Do the Fixed Allocations Work? ........................................................    47
  How Do You Determine Rates for Fixed Allocations? .........................................    48
  How Does the Market Value Adjustment Work? ................................................    48
  What Happens When my Guarantee Period Matures? ............................................    49

Access To Account Value .....................................................................    50
  What Types of Distributions Are Available to Me? ..........................................    50
  Are There Tax Implications for Distributions? .............................................    50
  Can I Withdraw a Portion of my Annuity? ...................................................    50
  How Much Can I Withdraw as a Free Withdrawal? .............................................    50
  Is There a Charge for a Partial Withdrawal? ...............................................    51
  Can I Make Periodic Withdrawals from the Annuity During the Accumulation Period? ..........    51
  Do You Offer a Program for Withdrawals Under Section 72(t) of the Internal Revenue Code?...    51
  What Are Minimum Distributions and When Would I Need to Make Them? ........................    52
  Can I Surrender my Annuity for its Value? .................................................    52
  What is a Medically-Related Surrender and How Do I Qualify? ...............................    52
  What Types of Annuity Options Are Available? ..............................................    53
  How and When Do I Choose the Annuity Payment Option? ......................................    54
  How Are Annuity Payments Calculated? ......................................................    54

                                                                             (i)

CONTENTS


Living Benefit Programs ..............................................................      56
  Do You Offer Programs Designed to Provide Investment Protection for Owners While
    They Are Alive? ..................................................................      56
  Guaranteed Return Option Plus(SM) (GRO Plus(SM)) ...................................      57
  Guaranteed Return Option (GRO) .....................................................      62
  Guaranteed Minimum Withdrawal Benefit (GMWB) .......................................      65
  Guaranteed Minimum Income Benefit (GMIB) ...........................................      69
  LifeTime Five Income Benefit (LifeTime Five) .......................................      73

Death Benefit ........................................................................      79
  What Triggers the Payment of a Death Benefit? ......................................      79
  Basic Death Benefit ................................................................      79
  Optional Death Benefits ............................................................      79
  American Skandia's Annuity Rewards .................................................      83
  Payment of Death Benefits ..........................................................      84

Valuing Your Investment ..............................................................      86
  How Is my Account Value Determined? ................................................      86
  What Is the Surrender Value of my Annuity? .........................................      86
  How and When Do You Value the Sub-Accounts? ........................................      86
  How Do You Value Fixed Allocations? ................................................      86
  When Do You Process and Value Transactions? ........................................      86
  What Happens to My Units When There is a Change In Daily Asset-Based Charges? ......      88

Tax Considerations ...................................................................      89

General Information ..................................................................      96
  How Will I Receive Statements and Reports? .........................................      96
  Who is American Skandia? ...........................................................      96
  What Are Separate Accounts? ........................................................      96
  What Is the Legal Structure of the Underlying Funds? ...............................      98
  Who Distributes Annuities Offered by American Skandia? .............................      99
  Incorporation of Certain Documents by Reference ....................................     101
  Financial Statements ...............................................................     101
  How to Contact Us ..................................................................     101
  Indemnification ....................................................................     102
  Legal Proceedings ..................................................................     102
  Contents of the Statement of Additional Information ................................     102

Appendix A -- Condensed Financial Information about Separate Account B ...............     A-1

Appendix B -- Calculation of Optional Death Benefits .................................     B-1

Appendix C -- Plus40(TM) Optional Life Insurance Rider ...............................     C-1

Appendix D -- Description and Calculation of Previously Offered Optional
  Death Benefits .....................................................................     D-1

Appendix E -- Selecting the Variable Annuity That's Right for You ....................     E-1


                                                                             (i)

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Introduction


Why Would I Choose to Purchase This Annuity?


This Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more death benefits that can protect your retirement savings if you die during a period of declining markets. It may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a "NON-QUALIFIED" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

When an Annuity is purchased as a "QUALIFIED" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including death benefit protection for your beneficiaries, lifetime income options, and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your investment professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

If you purchase this Annuity, we apply an additional amount (an XTra Credit(SM)) to your account value with each purchase payment you make, including your initial purchase payment and any additional purchase payments during the first six annuity years.


- This Annuity features an annual Insurance Charge of 0.65% and an annual Distribution Charge of 1.00%. We only deduct the Distribution Charge during the first 10 years following the effective date of your Annuity. During the first 10 years, the total asset-based charges on this Annuity are higher than many of our other annuities.

- Unlike many other annuities, the contingent deferred sales charge (CDSC) that may apply to a withdrawal or surrender of your Annuity is based on the number of years since the effective date of your Annuity. We do not assess a separate CDSC based on the date that each purchase payment is applied. The CDSC on this Annuity is higher and is deducted for a longer period of time as compared to our other annuities. As with any investment product that features a CDSC, you should consider your need to access your account value during the CDSC period and whether the liquidity provision under the Annuity will satisfy that need. The CDSC is only deducted if you make a withdrawal that exceeds the free withdrawal amount or choose to surrender your Annuity. If you make a withdrawal or surrender your Annuity which is subject to a CDSC, we do not recover the XTra Credit(SM) amount.

- The XTra Credit(SM) amount is included in your account value. However, American Skandia may take back the original XTra Credit(SM) amount applied to your purchase payment if you "free-look" your Annuity or within twelve
      (12) months of having received an XTra Credit amount, you die or elect to withdraw your account value under the medically-related surrender provision. In these situations, your Account Value could be substantially reduced. However, any investment gain on the XTra Credit(SM) amount will not be recovered. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we recover the XTra Credit(SM) amount.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS
Introduction continued


What Are Some of the Key Features of This Annuity?

- This Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

- This Annuity offers both variable investment options and Fixed Allocations. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

- The Annuity features two distinct phases -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

- During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis.

- This Annuity offers a Credit which we add to your Annuity with each Purchase Payment we receive in Annuity Years one (1) through six (6).

- This Annuity offers optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

- This Annuity offers a basic Death Benefit. It also offers optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

- You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

- Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

How Do I Purchase This Annuity?

We sell the Annuity through licensed, registered investment professionals. You must complete an application and submit a minimum initial purchase payment of $10,000. We may allow you to make a lower initial purchase payment provided you establish a bank drafting program under which purchase payments received in the first Annuity Year total at least $10,000. If the Annuity is owned by an individual or individuals, the oldest of those Owners must be age 75 or under, as of the Issue Date of the Annuity. If the Annuity is owned by an entity, the annuitant must be age 75 or under, as of the Issue Date of the Annuity. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the Owner's date of death.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

ACCOUNT VALUE


The value of each allocation to a Sub-account (also referred to as "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. Other than on a contract anniversary, the Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or any fee that is deducted from the contract annually in arrears. The Account Value includes any Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.


ANNUITIZATION

The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE

The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR

A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE

The Internal Revenue Code of 1986, as amended from time to time.

FIXED ALLOCATION

An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

GUARANTEE PERIOD

A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

INTERIM VALUE

The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE

The effective date of your Annuity.

MVA

A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

OWNER

With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

SURRENDER VALUE


The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits, and any additional amounts (such as Credits) we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The Surrender Value may be calculated using a Market Value Adjustment with respect to amounts in any Fixed Allocation.


UNIT

A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY

Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Summary of Contract Fees and Charges


Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The fees and charges that are assessed against the Annuity include the Contingent Deferred Sales Charge, Transfer Fee, Premium Tax Charge and Annual Maintenance Fee. The charges that are assessed against the variable investment options are the mortality and expense risk charge, the charge for administration of the Annuity, the Distribution Charge, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds. All of these fees and charges are described in more detail within this Prospectus.


The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
(ASSESSED AGAINST THE ANNUITY)

             FEE/CHARGE                                        AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge*
-----------------------------------------------------------------------------------------------------------
                                                                           9.0%
                                             The charge is a percentage of each applicable Purchase
                                            Payment deducted upon surrender or withdrawal. The period
                                        during which a particular percentage applies is measured from the
                                                           Issue Date of the Annuity.
Transfer Fee
-----------------------------------------------------------------------------------------------------------
                                                            $10.00 (currently, $15 maximum)
                                     Currently we deduct the fee after the 20th transfer each Annuity Year.
                                           We guarantee that the number of charge free transfers will never be less than 8.
Tax Charge
-----------------------------------------------------------------------------------------------------------
                                            Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.

* The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal. For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

Yr. 1      Yr. 2     Yr. 3     Yr. 4     Yr. 5     Yr. 6     Yr. 7     Yr. 8     Yr. 9    Yr. 10   Yr. 11+
----------------------------------------------------------------------------------------------------------
9.0%       9.0%      8.5%       8.0%      7.0%      6.0%      5.0%      4.0%      3.0%     2.0%      0.0%

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

The following table provides a summary of the periodic fees and charges you will pay while you own the Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY

         FEE/CHARGE                                                          AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------
                                                                   Smaller of $35 or 2% of Account Value
                                                           (Assessed annually on the Annuity's anniversary date
Annual Maintenance Fee                                                      or upon surrender)
---------------------------------------------------------------------------------------------------------------

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS(1)
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

             FEE/CHARGE                                                       AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------
Mortality & Expense Risk Charge(2)                                                  0.50%
----------------------------------------------------------------------------------------------------------------------
Administration Charge(2)                                                            0.15%
----------------------------------------------------------------------------------------------------------------------
Distribution Charge(3)                                                   1.00% in Annuity Years 1-10
----------------------------------------------------------------------------------------------------------------------
                                                      1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
Settlement Service Charge(4)                                            Option(5) ("Qualified BCO")
----------------------------------------------------------------------------------------------------------------------
                                                      1.65% per year of the value of each Sub-account in Annuity Years
                                                                   1-10; 0.65% in Annuity Years 11 and later
Total Annual Charges of the Sub-accounts            (1.40% per year if you are a beneficiary electing the Qualified BCO)
----------------------------------------------------------------------------------------------------------------------


(1): These charges are deducted daily and apply to Variable Investment Options only.


(2): The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.


(3): The Distribution Charge in Annuity Years 11+ is 0.00%.

(4): The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.

(5): When an Annuity is used as an IRA, 403(b) or other "qualified investment", upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer to the section of this Prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Summary of Contract Fees and Charges continued


The following table provides a summary of the fees and charges you will pay if you elect any of the following optional benefits. Not all optional benefits may be purchased in combination with one another. You may only elect one optional living benefit. The optional living benefits are the Guaranteed Return Option Plus program (and where not available, Guaranteed Return Option), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit and the Lifetime Five(SM) Income Benefit. For the optional death benefits, you may elect the Highest Anniversary Value Death Benefit or the Highest Daily Value Death Benefit only with the Enhanced Beneficiary Protection Death Benefit, but the Combination 5% Roll-up and HAV Death Benefit may only be purchased individually. The fees and charges of each of the optional benefits are described in more detail within this Prospectus.


YOUR OPTIONAL BENEFIT FEES AND CHARGES


                                                                                         OPTIONAL
                                                                                       BENEFIT FEE/
                                OPTIONAL BENEFIT                                          CHARGE
--------------------------------------------------------------------------------------------------------

GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))/ GUARANTEED RETURN OPTION
--------------------------------------------------------------------------------------------------------
We offer a program that guarantees a "return of premium" at a future date,      0.25% of average daily
while allowing you to allocate all or a portion of your Account Value to        net assets of the
certain Sub-accounts.                                                           Sub-accounts

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
--------------------------------------------------------------------------------------------------------
We offer a program that guarantees your ability to withdraw amounts equal       0.35% of average daily
to an initial principal value, regardless of the impact of market performance   net assets of the
on your Account Value.                                                          Sub-accounts

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
--------------------------------------------------------------------------------------------------------
We offer a program that, after a seven-year waiting period, guarantees your     0.50% per year of the
ability to begin receiving income from your Annuity in the form of annuity      average Protected
payments based on your total Purchase Payments (and any Credits applied to      Income Value during
such Purchase Payments) and an annual increase of 5% on such Purchase           each year; deducted
Payments adjusted for withdrawals (called the "Protected Income Value"),        annually in arrears each
regardless of the impact of market performance on your Account Value.           Annuity Year

LIFETIME FIVE INCOME BENEFIT**
--------------------------------------------------------------------------------------------------------
We offer a program that guarantees your ability to withdraw amounts equal       0.60% of average daily
to a percentage of an initial principal value, regardless of the impact of      net assets of the
market performance on your Account Value, subject to our program rules          Sub-accounts
regarding the timing and amount of withdrawals.

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
--------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of           0.25% of average daily
protection for your beneficiary(ies) by providing amounts in addition to the    net assets of the
basic Death Benefit that can be used to offset federal and state taxes          Sub-accounts
payable on any taxable gains in your Annuity at the time of your death.

                                                                                         TOTAL ANNUAL
                             OPTIONAL BENEFIT                                               CHARGE*
-------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))/ GUARANTEED RETURN OPTION
-------------------------------------------------------------------------------------------------------------
We offer a program that guarantees a "return of premium" at a future date,      1.90% in Annuity
while allowing you to allocate all or a portion of your Account Value to        Years 1-10; 0.90%
certain Sub-accounts.                                                           in Annuity Years
                                                                                11 and later; 1.65%
                                                                                for Qualified BCO

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
-------------------------------------------------------------------------------------------------------------
We offer a program that guarantees your ability to withdraw amounts equal       2.00% in Annuity
to an initial principal value, regardless of the impact of market performance   Years 1-10; 1.00%
on your Account Value.                                                          in Annuity Years 11
                                                                                and later; 1.75%
                                                                                for Qualified BCO

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
-------------------------------------------------------------------------------------------------------------
We offer a program that, after a seven-year waiting period, guarantees your     1.65% in Annuity
ability to begin receiving income from your Annuity in the form of annuity      Years 1-10; 0.65%
payments based on your total Purchase Payments (and any Credits applied to      in Annuity Years 11 and later
such Purchase Payments) and an annual increase of 5% on such Purchase               PLUS
Payments adjusted for withdrawals (called the "Protected Income Value"),        0.50% per year of average
regardless of the impact of market performance on your Account Value.           Protected Income Value

LIFETIME FIVE INCOME BENEFIT**
-------------------------------------------------------------------------------------------------------------
We offer a program that guarantees your ability to withdraw amounts equal       2.25% in Annuity
to a percentage of an initial principal value, regardless of the impact of      Years 1-10; 1.25% in
market performance on your Account Value, subject to our program rules          Annuity Years 11 and later
regarding the timing and amount of withdrawals.

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
-------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of           1.90% in Annuity
protection for your beneficiary(ies) by providing amounts in addition to the    Years 1-10; 0.90% in
basic Death Benefit that can be used to offset federal and state taxes          Annuity Years 11 and later
payable on any taxable gains in your Annuity at the time of your death.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS


                                                                                         OPTIONAL
                                                                                        BENEFIT FEE/
                              OPTIONAL BENEFIT                                             CHARGE
---------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
---------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of              0.25% of average daily
protection for your beneficiary(ies) by providing a death benefit equal to the     net assets of the
greater of the basic Death Benefit and the Highest Anniversary Value, less         Sub-accounts
proportional withdrawals.

COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT **
---------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of              0.50% of average daily
protection for your beneficiary(ies) by providing the greater of the Highest       net assets of the
Anniversary Value Death Benefit and a 5% annual increase on Purchase               Sub-accounts
Payments (and any Credits applied to such Purchase Payments) adjusted for withdrawals.

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**
---------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of              0.50% of average daily
protection for your beneficiary(ies) by providing a death benefit equal to the     net assets of the
greater of the basic Death Benefit and the Highest Daily Value, less               Sub-accounts
proportional withdrawals.
---------------------------------------------------------------------------------------------------------

                                                                                            TOTAL ANNUAL
                             OPTIONAL BENEFIT                                                  CHARGE*
----------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
----------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of              1.90% in Annuity
protection for your beneficiary(ies) by providing a death benefit equal to the     Years 1-10; 0.90%
greater of the basic Death Benefit and the Highest Anniversary Value, less         in Annuity Years 11 and later
proportional withdrawals.

COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT **
----------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of              2.15% in Annuity
protection for your beneficiary(ies) by providing the greater of the Highest       Years 1-10; 1.15%
Anniversary Value Death Benefit and a 5% annual increase on Purchase               in Annuity Years 11 and later
Payments (and any Credits applied to such Purchase Payments) adjusted for withdrawals.

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**
----------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of              2.15% in Annuity
protection for your beneficiary(ies) by providing a death benefit equal to the     Years 1-10; 1.15%
greater of the basic Death Benefit and the Highest Daily Value, less               in Annuity Years 11 and later
proportional withdrawals.
----------------------------------------------------------------------------------------------------------------

PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.

* The Total Annual Charge includes the Insurance Charge and Distribution Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.

** These optional benefits are not available under the Qualified BCO.


The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2004. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                       MINIMUM      MAXIMUM
-----------------------------------------------------------
TOTAL PORTFOLIO OPERATING EXPENSE

The following are the investment management fees, other expenses, 12b-1 fees (if applicable) and the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2004, except as noted. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. Any such fee waivers and/or reimbursements have been reflected in the footnotes. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. Any footnotes about expenses appear after the list of all the Portfolios. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-766-4530.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Summary of Contract Fees and Charges continued

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)

                                                                                                TOTAL
                                                                                                ANNUAL
                                                                                               PORTFOLIO
                                                          MANAGEMENT    OTHER        12b-1     OPERATING
                 UNDERLYING PORTFOLIO                        FEES     EXPENSES(1)    FEES      EXPENSES
--------------------------------------------------------------------------------------------------------
AMERICAN SKANDIA TRUST:(2), (3)
        AST JPMorgan International Equity(4)                 0.88%      0.24%        0.02%       1.14%
        AST William Blair International Growth               1.00%      0.23%        0.11%       1.34%
        AST DeAM International Equity                        1.00%      0.27%        0.00%       1.27%
        AST MFS Global Equity                                1.00%      0.40%        0.00%       1.40%
        AST State Street Research Small-Cap Growth(5)        0.90%      0.23%        0.07%       1.20%
        AST DeAM Small-Cap Growth                            0.95%      0.22%        0.00%       1.17%
        AST Federated Aggressive Growth                      0.95%      0.27%        0.00%       1.22%
        AST Gabelli Small-Cap Value                          0.90%      0.20%        0.00%       1.10%
        AST DeAM Small-Cap Value                             0.95%      0.41%        0.00%       1.36%
        AST Goldman Sachs Mid-Cap Growth                     1.00%      0.25%        0.16%       1.41%
        AST Neuberger Berman Mid-Cap Growth                  0.90%      0.21%        0.06%       1.17%
        AST Neuberger Berman Mid-Cap Value                   0.90%      0.17%        0.08%       1.15%
        AST Alger All-Cap Growth                             0.95%      0.20%        0.25%       1.40%
        AST Gabelli All-Cap Value                            0.95%      0.25%        0.00%       1.20%
        AST T. Rowe Price Natural Resources                  0.90%      0.25%        0.02%       1.17%
        AST Alliance Growth                                  0.90%      0.22%        0.04%       1.16%
        AST MFS Growth                                       0.90%      0.21%        0.14%       1.25%
        AST Marsico Capital Growth                           0.90%      0.16%        0.05%       1.11%
        AST Goldman Sachs Concentrated Growth                0.90%      0.17%        0.06%       1.13%
        AST DeAM Large-Cap Value                             0.85%      0.24%        0.00%       1.09%
        AST Alliance/Bernstein Growth + Value                0.90%      0.25%        0.00%       1.15%
        AST Sanford Bernstein Core Value                     0.75%      0.24%        0.15%       1.14%
        AST Cohen & Steers Realty                            1.00%      0.22%        0.02%       1.24%
        AST Sanford Bernstein Managed Index 500              0.60%      0.18%        0.06%       0.84%
        AST American Century Income & Growth                 0.75%      0.24%        0.00%       0.99%
        AST Alliance Growth and Income                       0.75%      0.16%        0.08%       0.99%
        AST Hotchkis & Wiley Large-Cap Value(6)              0.75%      0.19%        0.04%       0.98%
        AST DeAM Global Allocation(7)                        0.97%      0.29%        0.00%       1.26%
        AST American Century Strategic Balanced              0.85%      0.26%        0.00%       1.11%
        AST T. Rowe Price Asset Allocation                   0.85%      0.27%        0.00%       1.12%
        AST T. Rowe Price Global Bond                        0.80%      0.26%        0.00%       1.06%
        AST Goldman Sachs High Yield(8)                      0.75%      0.18%        0.00%       0.93%
        AST Lord Abbett Bond-Debenture                       0.80%      0.24%        0.00%       1.04%
        AST PIMCO Total Return Bond                          0.65%      0.15%        0.00%       0.80%
        AST PIMCO Limited Maturity Bond                      0.65%      0.17%        0.00%       0.82%
        AST Money Market                                     0.50%      0.14%        0.00%       0.64%

GARTMORE VARIABLE INVESTMENT TRUST:
        GVIT Developing Markets                              1.15%      0.24%        0.25%       1.64%

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)

                                                                                           TOTAL
                                                                                          ANNUAL
                                                                                         PORTFOLIO
                                                     MANAGEMENT      OTHER      12b-1    OPERATING
             UNDERLYING PORTFOLIO                       FEES      EXPENSES(1)   FEES     EXPENSES
--------------------------------------------------------------------------------------------------
WELLS FARGO VARIABLE TRUST:(9)
        Equity Income                                   0.55%        0.26%      0.25%       1.06%

INVESCO VARIABLE INVESTMENT FUNDS, INC.:(10), (11)
        Dynamics                                        0.75%        0.42%      0.00%       1.17%
        Technology(12)                                  0.75%        0.41%      0.00%       1.16%
        Health Sciences                                 0.75%        0.33%      0.00%       1.08%
        Financial Services                              0.75%        0.36%      0.00%       1.11%

EVERGREEN VARIABLE ANNUITY TRUST:(13)
        International Equity                            0.66%        0.46%      0.00%       1.12%
        Special Equity                                  0.92%        0.26%      0.00%       1.18%
        Omega                                           0.52%        0.20%      0.00%       0.72%

PROFUND VP:(14)
        Europe 30                                       0.75%        0.91%      0.25%       1.91%
        Asia 30                                         0.75%        0.93%      0.25%       1.93%
        Japan                                           0.75%        0.95%      0.25%       1.95%
        Banks                                           0.75%        1.30%      0.25%       2.30%
        Basic Materials                                 0.75%        1.03%      0.25%       2.03%
        Biotechnology                                   0.75%        1.04%      0.25%       2.04%
        Consumer Cyclical                               0.75%        1.33%      0.25%       2.33%
        Consumer Non-Cyclical                           0.75%        1.33%      0.25%       2.33%
        Energy                                          0.75%        1.09%      0.25%       2.09%
        Financial                                       0.75%        1.07%      0.25%       2.07%
        Healthcare                                      0.75%        1.04%      0.25%       2.04%
        Industrial                                      0.75%        1.25%      0.25%       2.25%
        Internet                                        0.75%        1.01%      0.25%       2.01%
        Pharmaceuticals                                 0.75%        1.06%      0.25%       2.06%
        Precious Metals                                 0.75%        0.98%      0.25%       1.98%
        Real Estate                                     0.75%        1.02%      0.25%       2.02%
        Semiconductor                                   0.75%        1.05%      0.25%       2.05%
        Technology                                      0.75%        0.93%      0.25%       1.93%
        Telecommunications                              0.75%        1.06%      0.25%       2.06%
        Utilities                                       0.75%        1.06%      0.25%       2.06%
        Bull                                            0.75%        0.87%      0.25%       1.87%
        Bear                                            0.75%        0.98%      0.25%       1.98%
        UltraBull                                       0.75%        1.07%      0.25%       2.07%
        OTC                                             0.75%        0.95%      0.25%       1.95%
        Short OTC                                       0.75%        0.99%      0.25%       1.99%
        UltraOTC                                        0.75%        0.97%      0.25%       1.97%
        Mid-Cap Value                                   0.75%        1.08%      0.25%       2.08%
        Mid-Cap Growth                                  0.75%        1.02%      0.25%       2.02%

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Summary of Contract Fees and Charges continued

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)

                                                                                              TOTAL
                                                                                              ANNUAL
                                                                                             PORTFOLIO
                                                       MANAGEMENT     OTHER        12b-1     OPERATING
         UNDERLYING PORTFOLIO                            FEES       EXPENSES(1)    FEES      EXPENSES
-------------------------------------------------------------------------------------------------------
PROFUND VP:(14) CONTINUED
        UltraMid-Cap                                     0.75%        1.08%        0.25%       2.08%
        Small-Cap Value                                  0.75%        1.08%        0.25%       2.08%
        Small-Cap Growth                                 0.75%        1.00%        0.25%       2.00%
        UltraSmall-Cap                                   0.75%        1.00%        0.25%       2.00%
        U.S. Government Plus                             0.50%        0.99%        0.25%       1.74%
        Rising Rates Opportunity                         0.75%        0.91%        0.25%       1.91%

FIRST DEFINED PORTFOLIO FUND LLC:(15), (16)
        First Trust(R) 10 Uncommon Values                0.60%        1.51%        0.25%       2.36%
        Target Managed VIP                               0.60%        0.99%        0.25%       1.84%
        S&P Target 24                                    0.60%        2.22%        0.25%       3.07%
        The Dow(SM) DART 10                              0.60%        2.59%        0.25%       3.44%
        Value Line(R) Target 25                          0.60%        2.69%        0.25%       3.54%
        Global Target 15                                 0.60%        3.84%        0.25%       4.69%
        Nasdaq Target 15                                 0.60%        2.29%        0.25%       3.14%

THE PRUDENTIAL SERIES FUND, INC.:
      SP William Blair International Growth (17)         0.85%        0.45%        0.25%       1.55%

1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid under these arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.

2: The Portfolios' total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio's actual annual operating expenses were:

                                                           TOTAL ACTUAL ANNUAL
                                                       PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                                         AFTER EXPENSE REIMBURSEMENT
AST William Blair International Growth                            1.24%
AST DeAM International Equity                                     1.14%
AST DeAM Small-Cap Growth                                         1.02%
AST DeAM Small-Cap Value                                          1.15%
AST Goldman Sachs Mid-Cap Growth                                  1.31%
AST Marsico Capital Growth                                        1.10%
AST Goldman Sachs Concentrated Growth                             1.06%
AST DeAM Large-Cap Value                                          0.99%
AST Alliance Growth and Income                                    0.97%
AST DeAM Global Allocation                                        0.14%
AST PIMCO Total Return Bond                                       0.78%
AST Money Market                                                  0.59%

Effective May 1, 2004, the Investment Managers have voluntarily agreed to waive a portion of their fee equal to .05% of the average daily net assets of the AST Hotchkis & Wiley Large-Cap Value Portfolio. If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.

3: The Trust adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by Portfolios of the Trust, and to use these commissions to promote the sale of shares of such Portfolio. The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote distribution, shown as a percentage of Portfolio average daily net assets. The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount directed in future years may be greater than or less than the percentage shown in the chart above. Overall brokerage commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution
Plan. Effective February 23, 2004, J.P. Morgan Investment Management Inc. became Sub-advisor of the Portfolio. Prior to February 23, 2004, Strong Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Strong International Equity."

4: Effective May 1, 2004, State Street Research and Management Company became Sub-advisor of the Portfolio. Prior to May 1, 2004, Pilgrim Baxter & Associates served as Sub-advisor of the Portfolio, then named "AST PBHG Small Cap Growth."

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

5: Effective May 1, 2004, Hotchkis and Wiley Capital Management LLC became Sub-advisor of the Portfolio. Prior to May 1, 2004, INVESCO Funds Group, Inc. served as Sub-advisor of the Portfolio, then named "AST INVESCO Capital Income."

6: The Portfolio invests only in shares of other Underlying Fund Portfolios. The amount indicated as Other Expenses for this Portfolio includes 0.99% that is a blend of the management fees and other expenses of the Underlying Fund Portfolios. The only management fee directly paid by the Portfolio is the 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC.

7: a: The DeAM Global Asset Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.

    b: The DeAM Global Asset Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.

8: The Adviser of Wells Fargo Variable Trust has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                  TOTAL ACTUAL ANNUAL
                              PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                AFTER EXPENSE REIMBURSEMENT
Equity Income                            1.00%

9: The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

10: The Fund's adviser is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's adviser pursuant to expense limitation commitments between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.

11: As a result of a reorganization on April 30, 2004 of INVESCO VIF Telecommunications into INVESCO VIF Technology, the Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.

12: Evergreen Investment Management Company, LLC ("Evergreen") may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expenses as shown in the table below. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. Evergreen may cease these voluntary waivers and/or reimbursements at any time.

                                         TOTAL ACTUAL ANNUAL
                                     PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                       AFTER EXPENSE REIMBURSEMENT
International Equity                           1.07%
Special Equity                                 1.03%

13: ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus) through December 31, 2004. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ration and increases overall returns to investors.

14: The Funds' Board of Trustees reserve the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan will resume effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.

15: First Trust has voluntarily agreed to waive fees and reimburse expenses of the Funds through September 30, 2005 to limit Total Annual Fund Operating Expenses (excluding brokerage expense and extraordinary expense) as shown in the table below. There can be no assurance that First Trust will continue to waive fees and reimburse expenses after September 30, 2005. First Trust may seek restitution from the Funds for fees waived and expenses reimbursed within three years following such waiver or reimbursement; however, the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

                                               TOTAL ACTUAL ANNUAL
                                           PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                              AFTER EXPENSE REIMBURSEMENT
First Trust(R) 10 Uncommon Values                      1.37%
Target Managed VIP                                     1.47%
S&P Target 24                                          1.47%
The Dow(SM) DART 10                                    1.47%
Value Line(R) Target 25                                1.47%
Global Target 15                                       1.47%
Nasdaq Target 15                                       1.47%

16: Effective May 1, 2004, William Blair & Company, LLC became Sub-advisor of the Portfolio. Prior to May 1, 2004, Prudential Investments LLC/Jennison Associates LLC served as Sub-advisor of the Portfolio, then named "SP Jennison International Growth."

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Expense Examples


These examples are designed to assist you in understanding the various expenses you may incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect the Contingent Deferred Sales Charges (when applicable), Annual Maintenance Fee, Insurance Charge, Distribution Charge (when applicable), and the maximum total annual portfolio operating expenses for the underlying Portfolio (shown above), as well as the maximum charges for the optional benefits that are offered under the Annuity that can be elected in combination with one another. The Securities and Exchange Commission ("SEC") requires these examples.


Below are examples showing what you would pay in expenses at the end of the stated time periods for each Sub-account had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.


The examples shown assume that: (a) you only allocate Account Value to the Sub-account with the maximum total annual portfolio operating expenses for the underlying Portfolio (shown above), not to a Fixed Allocation; (b) the Insurance Charge is assessed as 0.65% per year; (c) the Distribution Charge is assessed as 1.00% per year in Annuity Years 1 - 10; (d) the Annual Maintenance Fee (when applicable) is reflected as an asset-based charge based on an assumed average contract size; (e) you make no withdrawals of Account Value during the period shown; (f) you make no transfers, withdrawals, surrender or other transactions for which we charge a fee during the period shown; (g) no tax charge applies; (h) the maximum total annual portfolio operating expenses for the underlying Portfolio (shown above) are reflected; (i) the charge for each optional benefit is reflected as an additional charge equal to 0.60% per year of the average daily net assets of the Sub-accounts for the Lifetime Five Income Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the Highest Daily Value Death Benefit; and (j) the Credit applicable to your Annuity is 6% of Purchase Payments. Amounts shown in the examples are rounded to the nearest dollar. The Credit we apply to Purchase Payments received after the first Annuity Year is less than 6% (see "How do I Receive Credits?").


THE EXAMPLES ARE ILLUSTRATIVE ONLY -- THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS -- ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE OPTIONAL BENEFITS AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

                                         IF YOU ANNUITIZE AT THE END OF
                                         THE APPLICABLE TIME PERIOD
 IF YOU SURRENDER YOUR CONTRACT AT       (YOU MAY NOT ANNUITIZE IN THE      IF YOU DO NOT SURRENDER
THE END OF THE APPLICABLE TIME PERIOD:   FIRST THREE (3) ANNUITY YEARS):    YOUR CONTRACT:
--------------------------------------------------------------------------------------------------------
1 YR     3 YRS     5 YRS     10 YRS      1 YR   3 YRS   5 YRS     10 YRS    1 YR  3 YRS   5 YRS   10 YRS
$1,668   $3,164    $4,482    $7,327      N/A    N/A     $3,810    $7,135    $804  $2,348  $3,810  $7,135

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?


Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.


      The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated and Prudential Investments LLC, affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions.

      The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-766-4530.

      Effective close of business JUNE 28, 2002, the AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO is no longer offered as a Sub-account under the Annuity, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account.


      Effective MAY 1, 2004, the SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (FORMERLY THE SP JENNISON INTERNATIONAL GROWTH PORTFOLIO) is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-Account.


      Either of the above Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close each of the above Sub-accounts to all Owners that owned the Annuity prior to the respective close dates.

      PLEASE REFER TO APPENDIX A FOR CERTAIN REQUIRED FINANCIAL INFORMATION RELATED TO THE HISTORICAL PERFORMANCE OF THE SUB-ACCOUNTS.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                             PORTFOLIO
    STYLE/                                                                                                    ADVISOR/
     TYPE                                 INVESTMENT OBJECTIVES/POLICIES                                     SUB-ADVISOR
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL   AST JPMORGAN INTERNATIONAL EQUITY (f/k/a AST Strong International Equity):               J.P. Morgan
EQUITY          seeks long-term capital growth by investing in a diversified portfolio of                Investment
                international equity securities. The Portfolio seeks to meet its objective by            Management Inc.
                investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United
                States.
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL   AST WILLIAM BLAIR INTERNATIONAL GROWTH (AST American Century International               William Blair &
EQUITY          Growth merged into this Portfolio): seeks long-term growth of capital. The               Company, L.L.C.
                Portfolio pursues its objective primarily through investments in equity securities of issuers located outside the United States. The Portfolio normally invests at least 80% of its total assets in securities of issuers from at least five different countries, excluding the United States. The Portfolio invests primarily in companies selected for their growth potential. Securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL   AST DEAM INTERNATIONAL EQUITY: seeks capital growth. The Portfolio pursues               Deutsche Asset
EQUITY          its objective by investing at least 80% of the value of its assets in the equity         Management, Inc.
                securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE(R) Index. The target of this Portfolio is to track the performance of the MSCI EAFE(R) Index within 4% with a standard deviation expected of +/-4%.
                The Sub-advisor considers a number of factors in determining whether to invest in a stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples.
------------------------------------------------------------------------------------------------------------------------------
GLOBAL          AST MFS GLOBAL EQUITY: seeks capital growth. Under normal circumstances the              Massachusetts
EQUITY          Portfolio invests at least 80% of its assets in equity securities of U.S. and            Financial Services
                foreign issuers (including issuers in developing countries). The Portfolio generally     Company
                seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP       AST STATE STREET RESEARCH SMALL-CAP GROWTH (f/k/a AST PBHG Small-Cap                     State Street Research
GROWTH          Growth): seeks capital growth. The Portfolio pursues its objective by primarily          and Management
                investing at least 80% of the value of its assets in the common stocks of                Company
                small-sized companies, whose market capitalizations are similar to market capitalizations of the companies in the Russell 2000(R) Index at the time of the
                Portfolio's investment.
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP       AST DEAM SMALL-CAP GROWTH: seeks maximum growth of investors' capital                    Deutsche Asset
GROWTH          from a portfolio of growth stocks of smaller companies. The Portfolio pursues its        Management, Inc.
                objective, under normal circumstances, by primarily investing at least 80% of its total assets in the equity securities of small-sized companies included in the
                Russell 2000 Growth(R) Index. The Sub-advisor employs an investment strategy designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000 Growth(R) Index, but which attempts to outperform the Russell 2000 Growth(R) Index.
------------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                             PORTFOLIO
  STYLE/                                                                                                      ADVISOR/
   TYPE                               INVESTMENT OBJECTIVES/POLICIES                                         SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP     AST FEDERATED AGGRESSIVE GROWTH: seeks capital growth. The Portfolio                       Federated Investment
GROWTH        pursues its investment objective by investing in the stocks of small companies             Counseling/Federated
              that are traded on national security exchanges, NASDAQ stock exchange and the              Global Investment
              over-the-counter-market. Small companies will be defined as companies with                 Management Corp.
              market capitalizations similar to companies in the Russell 2000 Growth Index. Up to 25% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies.
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP     AST GABELLI SMALL-CAP VALUE: seeks to provide long-term capital growth by                  GAMCO
VALUE         investing primarily in small-capitalization stocks that appear to be undervalued.          Investors, Inc.
              The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with a capitalization of $1.5 billion or less. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP     AST DEAM SMALL-CAP VALUE: seeks maximum growth of investors' capital.                      Deutsche Asset
VALUE         The Portfolio pursues its objective, under normal market conditions, by primarily          Management, Inc.
              investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000(R) Value Index. The Sub-advisor employs an investment strategy designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell
              2000(R) Value Index, but which attempts to outperform the Russell 2000(R) Value
              Index.
-----------------------------------------------------------------------------------------------------------------------------
MID-CAP       AST GOLDMAN SACHS MID-CAP GROWTH: seeks long-term capital growth. The                      Goldman Sachs Asset
GROWTH        Portfolio pursues its investment objective, by investing primarily in equity               Management, L.P.
              securities selected for their growth potential, and normally invests at least 80%
              of the value of its assets in medium capitalization companies. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations
              (measured at the time of investment) fall within the range of companies in the
              Standard & Poor's MidCap 400 Index. The Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
-----------------------------------------------------------------------------------------------------------------------------
MID-CAP       AST NEUBERGER BERMAN MID-CAP GROWTH: seeks capital growth. Under                           Neuberger Berman
GROWTH        normal market conditions, the Portfolio primarily invests at least 80% of its net          Management Inc.
              assets in the common stocks of mid-cap companies. For purposes of the
              Portfolio, companies with equity market capitalizations that fall within the range of the Russell Midcap(R) Index, at the time of investment, are considered mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
-----------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                          PORTFOLIO
  STYLE/                                                                                                   ADVISOR/
   TYPE                                  INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
-------------------------------------------------------------------------------------------------------------------------
MID-CAP       AST NEUBERGER BERMAN MID-CAP VALUE: seeks capital growth. Under normal                Neuberger Berman
VALUE         market conditions, the Portfolio primarily invests at least 80% of its net assets     Management Inc.
              in the common stocks of mid-cap companies. For purposes of the Portfolio, companies with equity market capitalizations that fall within the range of the
              Russell Midcap(R) Index at the time of investment are considered mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth.
-------------------------------------------------------------------------------------------------------------------------
ALL-CAP       AST ALGER ALL-CAP GROWTH: seeks long-term capital growth. The Portfolio               Fred Alger
GROWTH        invests primarily in equity securities, such as common or preferred stocks, that      Management, Inc.
              are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.
-------------------------------------------------------------------------------------------------------------------------
ALL-CAP       AST GABELLI ALL-CAP VALUE: seeks capital growth. The Portfolio pursues its            GAMCO Investors, Inc.
VALUE         objective by investing primarily in readily marketable equity securities including common stocks, preferred stocks and securities that may be converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions. The Portfolio focuses on companies that appear underpriced relative to their private market value ("PMV"). PMV is the value that the Portfolio's
              Sub-advisor believes informed investors would be willing to pay for a company.
-------------------------------------------------------------------------------------------------------------------------
SECTOR        AST T. ROWE PRICE NATURAL RESOURCES: seeks long-term capital growth                   T. Rowe Price
              primarily through the common stocks of companies that own or develop natural          Associates, Inc.
              resources (such as energy products, precious metals and forest products) and other basic commodities. The Portfolio normally invests primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The
              Portfolio looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. At least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities.
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP     AST ALLIANCE GROWTH: seeks long-term capital growth. The Portfolio invests at         Alliance Capital
GROWTH        least 80% of its total assets in the equity securities of a limited number of         Management, L.P.
              large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 companies most highly regarded by the
              Sub-advisor usually constituting approximately 70% of the Portfolio's net assets.
              An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.
-------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                            PORTFOLIO
  STYLE/                                                                                                    ADVISOR/
   TYPE                                INVESTMENT OBJECTIVES/POLICIES                                      SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP     AST MFS GROWTH: seeks long-term capital growth and future income. Under                  Massachusetts
GROWTH        normal market conditions, the Portfolio invests at least 80% of its total assets in      Financial Services
              common stocks and related securities, such as preferred stocks, convertible              Company
              securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth. The Sub-advisor seeks to purchase securities of companies that it considers well-run and poised for growth. The Portfolio may invest up to 35% of its net assets in foreign securities.
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP     AST MARSICO CAPITAL GROWTH: seeks capital growth. Income realization is not              Marsico Capital
GROWTH        an investment objective and any income realized on the Portfolio's investments,          Management, LLC
              therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies. In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top down" approach identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed. The Sub-
              advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large, a "bottom up" stock selection.
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP     AST GOLDMAN SACHS CONCENTRATED GROWTH (AST DeAM Large-Cap Growth                         Goldman Sachs Asset
GROWTH        merged into this Portfolio): seeks growth of capital in a manner consistent with         Management, L.P.
              the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity securities of companies that the Sub-
              advisor believes have potential to achieve capital appreciation over the long-
              term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP     AST DEAM LARGE-CAP VALUE: seeks maximum growth of capital by investing                   Deutsche Asset
VALUE         primarily in the value stocks of larger companies. The Portfolio pursues its             Management, Inc.
              objective, under normal market conditions, by primarily investing at least 80% of the value of its assets in the equity securities of large-sized companies included in the Russell 1000(R) Value Index. The Sub-advisor employs an investment strategy designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000(R) Value Index, but which attempts to outperform the Russell 1000(R) Value Index through active stock selection.
--------------------------------------------------------------------------------------------------------------------------

                                                                              17

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                           PORTFOLIO
  STYLE/                                                                                                    ADVISOR/
   TYPE                             INVESTMENT OBJECTIVES/POLICIES                                        SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP   AST ALLIANCE/BERNSTEIN GROWTH + VALUE: seeks capital growth by investing                 Alliance Capital
BLEND       approximately 50% of its assets in growth stocks of large companies and                  Management, L.P.
            approximately 50% of its assets in value stocks of large companies. The
            Portfolio will invest primarily in commons tocks of large U.S. companies included in the Russell 1000(R) Index (the "Russell 1000(R)"). The Russell 1000(R)
            is a market capitalization-weighted index that measures the performance of the 1,000 largest U.S. companies. Normally, about 60-85 companies will be represented in the
            Portfolio, with 25-35 companies primarily from the Russell 1000(R) Growth Index constituting approximately 50% of the Portfolio's net assets and 35-50 companies primarily from the Russell 1000(R) Value Index constituting the remainder of the
            Portfolio's net assets. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation.
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP   AST SANFORD BERNSTEIN CORE VALUE: seeks long-term capital growth by                      Sanford C. Bernstein
VALUE       investing primarily in common stocks. The Sub-advisor expects that the majority          & Co., LLC
            of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Sub-
            advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
---------------------------------------------------------------------------------------------------------------------------
REAL        AST COHEN & STEERS REALTY: seeks to maximize total return through                        Cohen & Steers
ESTATE      investment in real estate securities. The Portfolio pursues its investment               Capital Management,
(REIT)      objective by investing, under normal circumstances, at least 80% of its net              Inc.
            assets in securities of real estate issuers. Under normal circumstances, the
            Portfolio will invest substantially all of its assets in the equity securities of real estate companies, i.e., a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. Real estate companies may include real estate investment trusts or REITs.
---------------------------------------------------------------------------------------------------------------------------
MANAGED     AST SANFORD BERNSTEIN MANAGED INDEX 500: will invest, under normal                       Sanford C. Bernstein &
INDEX       circumstances, at least 80% of its net assets in securities included in the              Co., LLC
            Standard & Poor's 500 Composite Stock Price Index (the "S&P (R) 500 "). The
            Portfolio seeks to outperform the S&P 500 through stock selection resulting in different weightings of common stocks relative to the index. The Portfolio will invest primarily in the common stocks of companies included in the S&P 500. In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500.
            Based on these criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. In addition, the Sub-advisor also may determine that based on the quantitative criteria, certain equity securities that are not included in the S&P 500 should be held by the Portfolio.
---------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                             PORTFOLIO
  STYLE/                                                                                                     ADVISOR/
   TYPE                                   INVESTMENT OBJECTIVES/POLICIES                                    SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------
GROWTH        AST AMERICAN CENTURY INCOME & GROWTH (AST MFS Growth with Income                         American Century
AND           merged into this Portfolio): seeks capital growth with current income as a               Investment
INCOME        secondary objective. The Portfolio invests primarily in common stocks that offer         Management, Inc.
              potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income. The Sub-advisor utilizes a quantitative management technique with a goal of building an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk and while attempting to create a dividend yield that will be greater than the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------
GROWTH        AST ALLIANCE GROWTH AND INCOME: seeks long-term growth of capital and                    Alliance Capital
AND           income while attempting to avoid excessive fluctuations in market value. The             Management, L.P.
INCOME        Portfolio normally will invest in common stocks (and securities convertible into common stocks). The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. The stocks that the Portfolio will normally invest in are those of seasoned companies.
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP     AST HOTCHKIS & WILEY LARGE-CAP VALUE (f/k/a AST INVESCO Capital Income):                 Hotchkis & Wiley
VALUE         seeks current income and long-term growth of income, as well as capital                  Capital Management,
              appreciation. The Portfolio invests, under normal circumstances, at least 80% of         LLC
              its net assets plus borrowings for investment purposes in common stocks, of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market. The Sub-advisor currently considers large cap companies to be those with market capitalizations like those founding the Russell 1000 Index.
              Additionally, the Portfolio can invest up to 20% of its total assets in foreign securities.
--------------------------------------------------------------------------------------------------------------------------
BALANCED      AST DEAM GLOBAL ALLOCATION: seeks a high level of total return by investing              Deutsche Asset
              primarily in a diversified portfolio of mutual funds. The Portfolio seeks to achieve     Management, Inc.
              its investment objective by investing in several other AST Portfolios ("Underlying
              Portfolios"). The Portfolio intends its strategy of investing in combinations of
              Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. The Portfolio is expected to be invested in at least six such Underlying Portfolios at any time. It is expected that the investment objectives of such AST Portfolios will be diversified.
--------------------------------------------------------------------------------------------------------------------------
BALANCED      AST AMERICAN CENTURY STRATEGIC BALANCED: seeks capital growth and current                American Century
              income. The Sub-advisor intends to maintain approximately 60% of the Portfolio's         Investment
              assets in equity securities and the remainder in bonds and other fixed income            Management, Inc.
              securities. Both the Portfolio's equity and fixed income investments will fluctuate in value. The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
--------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                              PORTFOLIO
   STYLE/                                                                                                      ADVISOR/
    TYPE                                  INVESTMENT OBJECTIVES/POLICIES                                     SUB-ADVISOR
----------------------------------------------------------------------------------------------------------------------------
ASSET          AST T. ROWE PRICE ASSET ALLOCATION: seeks a high level of total return by                 T. Rowe Price
ALLOCATION     investing primarily in a diversified portfolio of fixed income and equity securities.     Associates, Inc.
               The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. The Sub-advisor concentrates common stock investments in larger, more established companies, but the
               Portfolio may include small and medium-sized companies with good growth prospects. The fixed income portion of the Portfolio will be allocated among investment grade securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
----------------------------------------------------------------------------------------------------------------------------
GLOBAL         AST T. ROWE PRICE GLOBAL BOND: seeks to provide high current income and                   T. Rowe Price
BOND           capital growth by investing in high-quality foreign and U.S. dollar-denominated           International, Inc.
               bonds. The Portfolio will invest at least 80% of its total assets in all types of high quality bonds including those issued or guaranteed by U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging. The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds"). In addition, the
               Portfolio may invest up to 30% of its assets in mortgage-backed (including derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD     AST GOLDMAN SACHS HIGH YIELD (f/k/a AST Federated High Yield): seeks a                    Goldman Sachs Asset
BOND           high level of current income and may also consider the potential for capital              Management, L.P.
               appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Sub-advisor to be of comparable quality. The Portfolio may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Portfolio may invest up to
               25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in investment grade fixed-income securities, including U.S. Government Securities.
----------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                            PORTFOLIO
  STYLE/                                                                                                     ADVISOR/
   TYPE                                INVESTMENT OBJECTIVES/POLICIES                                      SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
BOND         AST LORD ABBETT BOND-DEBENTURE: seeks high current income and the                       Lord, Abbett & Co. LLC
             opportunity for capital appreciation to produce a high total return. To pursue its objective, the Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities and normally invests primarily in high yield and investment grade debt securities, securities convertible in common stock and preferred stocks. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also make significant investments in mortgage-
             backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no restrictions on the overall Portfolio or on individual securities. The Portfolio may invest up to 20%
             of its net assets in equity securities.
---------------------------------------------------------------------------------------------------------------------------
BOND         AST PIMCO TOTAL RETURN BOND (AST DeAM Bond merged into this Portfolio):                 Pacific Investment
             seeks to maximize total return consistent with preservation of capital and              Management Company
             prudent investment management. The Portfolio will invest in a diversified               LLC
             portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates.
---------------------------------------------------------------------------------------------------------------------------
BOND         AST PIMCO LIMITED MATURITY BOND: seeks to maximize total return consistent              Pacific Investment
             with preservation of capital and prudent investment management. The Portfolio           Management Company
             will invest in a diversified portfolio of fixed-income securities of varying            LLC
             maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates.
---------------------------------------------------------------------------------------------------------------------------
MONEY        AST MONEY MARKET: seeks high current income and maintain high levels of                 Wells Capital
MARKET       liquidity. The Portfolio attempts to accomplish its objective by maintaining a          Management, Inc.
             dollar-weighted average maturity of not more than 90 days and by investing in securities which have effective maturities of not more than 397 days.
---------------------------------------------------------------------------------------------------------------------------
EMERGING     GVIT DEVELOPING MARKETS (f/k/a Montgomery Variable Series -- Emerging                   Gartmore Global Asset
MARKETS      Markets): seeks long-term capital appreciation, under normal conditions by              Management Trust/
             investing at least 80% of its total assets in stocks of companies of any size           Gartmore Global
             based in the world's developing economies. Under normal market conditions,              Partners
             investments are maintained in at least six countries at all times and no more than 35% of total assets in any single one of them.
---------------------------------------------------------------------------------------------------------------------------
EQUITY       WFVT EQUITY INCOME: seeks long-term capital appreciation and above-average              Wells Fargo Funds
INCOME       dividend income. The Portfolio invests in the common stocks of large U.S.               Management, LLC
             companies with strong return potential and above-average dividend income. The
             Portfolio invests principally in securities of companies with market capitalizations of $3 billion or more.
---------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                          PORTFOLIO
  STYLE/                                                                                                   ADVISOR/
   TYPE                               INVESTMENT OBJECTIVES/POLICIES                                     SUB-ADVISOR
-------------------------------------------------------------------------------------------------------------------------
MID-CAP       INVESCO VARIABLE INVESTMENT FUNDS -- DYNAMICS: seeks long-term capital                 INVESCO Funds
EQUITY        growth. The Portfolio pursues its objective by normally investing at least 65% of      Group, Inc.
              its assets in common stocks of mid-sized companies that are included in the
              Russell Midcap Growth Index at the time of purchase, or if not included in that
              Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.
-------------------------------------------------------------------------------------------------------------------------
SECTOR        INVESCO VARIABLE INVESTMENT FUNDS -- TECHNOLOGY (INVESCO VIF                           INVESCO Funds
              Telecommunications merged into this Portfolio): seeks capital growth. The              Group, Inc.
              Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.
-------------------------------------------------------------------------------------------------------------------------
SECTOR        INVESCO VARIABLE INVESTMENT FUNDS -- HEALTH SCIENCES: seeks capital                    INVESCO Funds
              growth. The Portfolio normally invests at least 80% of its net assets in the           Group, Inc.
              equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and healthcare providers and service companies.
-------------------------------------------------------------------------------------------------------------------------
SECTOR        INVESCO VARIABLE INVESTMENT FUNDS -- FINANCIAL SERVICES: seeks capital                 INVESCO Funds
              growth. The Portfolio normally invests at least 80% of its net assets in the           Group, Inc.
              equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks, insurance companies, investment and miscellaneous industries, and suppliers to financial services companies.
-------------------------------------------------------------------------------------------------------------------------
GLOBAL        EVERGREEN VA INTERNATIONAL EQUITY (f/k/a Evergreen VA International Growth             Evergreen Investment
EQUITY        and acquired Evergreen VA Global Leaders): seeks long-term capital growth and,         Management
              secondarily, modest income. The Portfolio invests primarily in equity securities       Company, LLC
              issued by established, quality, non-U.S. companies located in countries with developed markets and may purchase across all market capitalizations. The
              Portfolio normally invests at least 65% of its assets in securities of companies in at least three different countries (other than the U.S.). The Portfolio may also invest in emerging markets.
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP     EVERGREEN VA SPECIAL EQUITY: seeks capital growth. The Portfolio normally              Evergreen Investment
EQUITY        invests at least 80% of its assets in common stocks of small U.S. companies            Management
              (i.e., companies whose market capitalizations fall within the range of the Russell     Company, LLC
              2000(R) Index, at the time of purchase). The remaining 20% of the Portfolio's assets may be represented by cash or invested in various cash equivalents. The
              Portfolio's manager selects stocks of companies which it believes have the potential for accelerated growth in earnings and price.
-------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                   INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
MID-CAP           EVERGREEN VA OMEGA: seeks long-term capital growth. The Portfolio invests            Evergreen Investment
EQUITY            primarily in common stocks and securities convertible into common stocks of U.S.     Management
                  companies across all market capitalizations. The Portfolio's managers employ a       Company, LLC
                  growth style of equity management. "Growth" stocks are stocks of companies that the Portfolio's managers believe have anticipated earnings ranging from steady to accelerated growth.
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL     PROFUND VP EUROPE 30: seeks daily investment results, before fees and                ProFund Advisors LLC
EQUITY            expenses, that correspond to the daily performance of the ProFunds Europe 30
                  Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30
                  Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL     PROFUND VP ASIA 30: seeks daily investment results, before fees and expenses,        ProFund Advisors LLC
EQUITY            that correspond to the daily performance of the ProFunds Asia 30 Index. The
                  ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the
                  NASDAQ as depository receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S.
                  dollar-traded volume. Their relative weights are determined based on the modified market capitalization method.
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL     PROFUND VP JAPAN: seeks daily investment results, before fees and expenses,          ProFund Advisors LLC
EQUITY            that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when ProFund VP Japan values its shares,
                  ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock
                  Average. The Nikkei 225 Stock Average Index (Nikkei Index) is a modified price-
                  weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Index is
                  calculated from the prices of the 225 Tokyo Stock Exchange (TSE) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun,
                  Inc. is the sponsor of the Index. Companies in the Nikkei Index are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.
---------------------------------------------------------------------------------------------------------------------------

                                                                              23

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                   PORTFOLIO
 STYLE/                                                                                             ADVISOR/
  TYPE                             INVESTMENT OBJECTIVES/POLICIES                                 SUB-ADVISOR
-------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP BANKS: seeks daily investment results, before fees and expenses,         ProFund Advisors LLC
           that correspond to the daily performance of the Dow Jones U.S. Banks Index.
           The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, building associations and societies. Investment and merchant banks are excluded.
-------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP BASIC MATERIALS: seeks daily investment results, before fees and         ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S. Basic
           Materials Sector Index. The Dow Jones U.S. Basic Materials Sector Index
           measures the performance of the basic materials economic sector of the U.S.
           equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel.
-------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP BIOTECHNOLOGY: seeks daily investment results, before fees and           ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S.
           Biotechnology Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index.
-------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP CONSUMER CYCLICAL: seeks daily investment results, before fees           ProFund Advisors LLC
           and expenses, that correspond to the daily performance of the Dow Jones U.S.
           Consumer Cyclical Sector Index. The Dow Jones U.S. Consumer Cyclical Sector
           Index measures the performance of the consumer cyclical economic sector of the
           U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
-------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP CONSUMER NON-CYCLICAL: seeks daily investment results, before            ProFund Advisors LLC
           fees and expenses, that correspond to the daily performance of the Dow Jones
           U.S. Consumer Non-Cyclical Sector Index. The Dow Jones U.S. Consumer Non-
           Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
-------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP ENERGY: seeks daily investment results, before fees and expenses,        ProFund Advisors LLC
           that correspond to the daily performance of the Dow Jones U.S. Energy Sector
           Index. The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-
           secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
-------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                       PORTFOLIO
 STYLE/                                                                                                 ADVISOR/
  TYPE                               INVESTMENT OBJECTIVES/POLICIES                                   SUB-ADVISOR
----------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP FINANCIAL: seeks daily investment results, before fees and                  ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S.
           Financial Sector Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market.
           Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers, including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.
----------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP HEALTHCARE: seeks daily investment results, before fees and                 ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S.
           Healthcare Sector Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market.
           Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
----------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP INDUSTRIAL: seeks daily investment results, before fees and                 ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S.
           Industrial Sector Index. The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market.
           Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
----------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP INTERNET: seeks daily investment results, before fees and expenses,         ProFund Advisors LLC
           that correspond to the daily performance of the Dow Jones Composite Internet
           Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce
           -- companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services
           -- companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.
----------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP PHARMACEUTICALS: seeks daily investment results, before fees and            ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S.
           Pharmaceuticals Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market.
           Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research.
----------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                    PORTFOLIO
 STYLE/                                                                                               ADVISOR/
  TYPE                             INVESTMENT OBJECTIVES/POLICIES                                   SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP PRECIOUS METALS: seeks daily investment results, before fees and          ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Philadelphia Stock
           Exchange Gold/Silver Sector Index. The Philadelphia Stock Exchange Gold/Silver
           Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals.
--------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP REAL ESTATE: seeks daily investment results, before fees and              ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S. Real
           Estate Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments;
           and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.
--------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP SEMICONDUCTOR: seeks daily investment results, before fees and            ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S.
           Semiconductor Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards.
--------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP TECHNOLOGY: seeks daily investment results, before fees and               ProFund Advisors LLC
           expenses, that correspond to the daily performance of the Dow Jones U.S.
           Technology Sector Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and internet services.
--------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP TELECOMMUNICATIONS: seeks daily investment results, before fees           ProFund Advisors LLC
           and expenses, that correspond to the daily performance of the Dow Jones U.S.
           Telecommunications Sector Index. The Dow Jones U.S. Telecommunications
           Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.
--------------------------------------------------------------------------------------------------------------------
SECTOR     PROFUND VP UTILITIES: seeks daily investment results, before fees and expenses,      ProFund Advisors LLC
           that correspond to the daily performance of the Dow Jones U.S. Utilities Sector
           Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.
--------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                PORTFOLIO
 STYLE/                                                                                           ADVISOR/
 TYPE                         INVESTMENT OBJECTIVES/POLICIES                                    SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS DESCRIBED BELOW ARE AVAILABLE AS SUB-ACCOUNTS TO ALL
ANNUITY OWNERS. EACH PORTFOLIO PURSUES AN INVESTMENT STRATEGY THAT SEEKS TO
PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT MATCH A WIDELY
FOLLOWED INDEX, INCREASE BY A SPECIFIED FACTOR RELATIVE TO THE INDEX, MATCH THE
INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED
FACTOR. THE INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH
POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT RESULTS OF THE APPLICABLE INDEX.
IT IS RECOMMENDED THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR
TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSET ALLOCATION
STRATEGY INVEST IN THESE PORTFOLIOS. WE HAVE ARRANGED THE PORTFOLIOS BASED ON
THE INDEX ON WHICH IT'S INVESTMENT STRATEGY IS BASED.
--------------------------------------------------------------------------------------------------------------
THE S&P 500(R) INDEX IS A MEASURE OF LARGE-CAP U.S. STOCK MARKET
PERFORMANCE. IT IS A CAPITALIZATION WEIGHTED INDEX OF 500 U.S. OPERATING
COMPANIES AND REITS SELECTED BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL
PROCESS THAT FACTORS CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION,
FINANCIAL VIABILITY AND PUBLIC FLOAT. RECONSTITUTION OCCURS BOTH ON A QUARTERLY
AND ONGOING BASIS.
--------------------------------------------------------------------------------------------------------------
S&P 500    PROFUND VP BULL: seeks daily investment results, before fees and               ProFund Advisors LLC
           expenses, that correspond to the daily performance of the S&P 500(R)
           Index.
--------------------------------------------------------------------------------------------------------------
S&P 500    PROFUND VP BEAR: seeks daily investment results, before fees and               ProFund Advisors LLC
           expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500(R) Index. If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500(R) Index when the Index declines on a given day. Conversely, its net asset value should lose
           approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.
--------------------------------------------------------------------------------------------------------------
S&P 500    PROFUND VP ULTRABULL: seeks daily investment results, before fees and          ProFund Advisors LLC
           expenses, that correspond to twice (200%) the daily performance of the
           S&P 500(R) Index. Prior to May 1, 2003, ProFund VP UltraBull was
           named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500(R) Index. If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500(R) Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the
           Index when the Index declines on a given day. Prior to May 1, 2003,
           ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times the daily performance of the S&P 500(R) Index.
--------------------------------------------------------------------------------------------------------------
THE NASDAQ-100 INDEX(R) INCLUDES 100 OF THE LARGEST NON-FINANCIAL DOMESTIC AND
INTERNATIONAL ISSUES LISTED ON THE NASDAQ STOCK MARKET. TO BE ELIGIBLE FOR
INCLUSION COMPANIES CANNOT BE IN BANKRUPTCY PROCEEDINGS AND MUST MEET CERTAIN
ADDITIONAL CRITERIA INCLUDING MINIMUM TRADING VOLUME AND "SEASONING,"
REQUIREMENTS. THE INDEX IS CALCULATED UNDER A MODIFIED CAPITALIZATION-WEIGHTED
METHODOLOGY. RECONSTITUTION AND REBALANCING OCCURS ON AN ANNUAL, QUARTERLY AND
ONGOING BASIS.
--------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                              PORTFOLIO
 STYLE/                                                                                        ADVISOR/
  TYPE                              INVESTMENT OBJECTIVES/POLICIES                           SUB-ADVISOR
-------------------------------------------------------------------------------------------------------------
NASDAQ 100     PROFUND VP OTC: seeks daily investment results, before fees and          ProFund Advisors LLC
               expenses, that correspond to the daily performance of the
               NASDAQ-100 Index(R). "OTC" in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.
-------------------------------------------------------------------------------------------------------------
NASDAQ 100     PROFUND VP SHORT OTC: seeks daily investment results, before fees        ProFund Advisors LLC
               and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index(R). If ProFund VP
               Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index(R) when the Index
               declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC"
               in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the
               Securities Exchange Act of 1934.
-------------------------------------------------------------------------------------------------------------
 NASDAQ 100   PROFUND VP ULTRAOTC: seeks daily investment results, before fees          ProFund Advisors LLC
              and expenses, that correspond to twice (200%) the daily
              performance of the NASDAQ-100 Index(R). If ProFund VP
              UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index(R) when the Index rises on a given day. Conversely, its net asset value should lose
              approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC" in the name of
              ProFund VP UltraOTC refers to securities that do not trade on a
              U.S. securities exchange registered under the Securities Exchange
              Act of 1934.
-------------------------------------------------------------------------------------------------------------
THE S&P MIDCAP 400 INDEX(R) IS A MEASURE OF MID-SIZE COMPANY U.S. STOCK MARKET
PERFORMANCE. IT IS A CAPITALIZATION WEIGHTED INDEX OF 400 U.S. OPERATING
COMPANIES AND REITS. SECURITIES ARE SELECTED FOR INCLUSION IN THE INDEX BY AN
S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT FACTORS CRITERIA SUCH AS
LIQUIDITY, PRICE, MARKET CAPITALIZATION, FINANCIAL VIABILITY AND PUBLIC FLOAT.
RECONSTITUTION OCCURS BOTH ON A QUARTERLY AND ONGOING BASIS.
-------------------------------------------------------------------------------------------------------------
S&P           PROFUND VP MID-CAP VALUE: seeks daily investment results, before fees     ProFund Advisors LLC
MIDCAP 400    and expenses, that correspond to the daily performance of the S&P
              MidCap 400/ Barra Value Index(R). The S&P MidCap400/Barra Value
              Index(R) is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.
-------------------------------------------------------------------------------------------------------------
S&P           PROFUND VP MID-CAP GROWTH: seeks daily investment results, before         ProFund Advisors LLC
MIDCAP 400    fees and expenses, that correspond to the daily performance of the S&P MidCap 400/ Barra Growth Index(R). The S&P MidCap
              400/Barra Growth Index(R) is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index(R)
              that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.
-------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                    PORTFOLIO
 STYLE/                                                                                              ADVISOR/
 TYPE                                   INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-------------------------------------------------------------------------------------------------------------------
S&P             PROFUND VP ULTRAMID-CAP: seeks daily investment results, before fees and       ProFund Advisors LLC
MIDCAP 400      expenses, that correspond to twice (200%) the daily performance of the S&P
                MidCap 400 Index(R). If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index(R) when the
                Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.
-------------------------------------------------------------------------------------------------------------------
THE S&P SMALLCAP 600 INDEX(R) CONSISTS OF 600 DOMESTIC STOCKS CHOSEN FOR
MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX COMPRISES
STOCKS FROM THE INDUSTRIAL, UTILITY, FINANCIAL, AND TRANSPORTATION SECTORS.
-------------------------------------------------------------------------------------------------------------------
S&P             PROFUND VP SMALL-CAP VALUE: seeks daily investment results, before fees        ProFund Advisors LLC
SMALLCAP        and expenses, that correspond to the daily performance of the S&P SmallCap
600             600/ Barra Value Index(R). The S&P SmallCap 600/Barra Value
                Index(R) is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600/Barra Value Index(R) that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600/Barra Value
                Index(R) is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability and public float.)
-------------------------------------------------------------------------------------------------------------------
S&P             PROFUND VP SMALL-CAP GROWTH: seeks daily investment results, before fees       ProFund Advisors LLC
SMALLCAP        and expenses, that correspond to the daily performance of the S&P SmallCap
600             600/Barra Growth Index(R). The S&P SmallCap 600/Barra Growth
                Index(R) is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600/Barra Growth Index(R) that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600/Barra Growth
                Index(R) is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability and public float.)
-------------------------------------------------------------------------------------------------------------------
THE RUSSELL 2000 INDEX(R) IS A MEASURE OF SMALL-CAP U.S. STOCK MARKET
PERFORMANCE. IT IS AN ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX CONTAINING
APPROXIMATELY 2000 OF THE SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX OR
APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX,
WHICH IN TURN REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.
ALL U.S. COMPANIES LISTED ON THE NYSE, AMEX OR NASDAQ MEETING AN INITIAL MINIMUM
($1) PRICE ARE CONSIDERED FOR INCLUSION. RECONSTITUTION OCCURS ANNUALLY.
SECURITIES ARE NOT REPLACED IF THEY LEAVE THE INDEX.
-------------------------------------------------------------------------------------------------------------------
Russell 2000    ProFund VP UltraSmall-Cap: seeks daily investment results, before fees and     ProFund Advisors LLC
                expenses, that correspond to twice (200%) the daily performance of the
                Russell 2000(R) Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index(R) when the
                Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the
                Index declines on a given day.
-------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                       PORTFOLIO
 STYLE/                                                                                                 ADVISOR/
  TYPE                          INVESTMENT OBJECTIVES/POLICIES                                        SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
30 YEAR U.S. TREASURY BOND
-----------------------------------------------------------------------------------------------------------------------
U.S. GOV'T      PROFUND VP U.S. GOVERNMENT PLUS: seeks daily investment results, before        ProFund Advisors LLC
BOND            fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury
                Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times (125%) as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
-----------------------------------------------------------------------------------------------------------------------
U.S. GOV'T      PROFUND VP RISING RATES OPPORTUNITY: seeks daily investment results,           ProFund Advisors LLC
BOND            before fees and expenses, that correspond to one and one-quarter times
                (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP rising Rates
                Opportunity generally should decrease as interest rates fall. If ProFund
                VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
-----------------------------------------------------------------------------------------------------------------------
EACH PORTFOLIO OF THE FIRST DEFINED PORTFOLIO FUND LLC INVESTS IN THE SECURITIES
OF A RELATIVELY FEW NUMBER OF ISSUERS OR IN A PARTICULAR SECTOR OF THE ECONOMY.
SINCE THE ASSETS OF EACH PORTFOLIO ARE INVESTED IN A LIMITED NUMBER OF ISSUERS
OR A LIMITED SECTOR OF THE ECONOMY, THE NET ASSET VALUE OF THE PORTFOLIO MAY BE
MORE SUSCEPTIBLE TO A SINGLE ADVERSE ECONOMIC, POLITICAL OR REGULATORY
OCCURRENCE. CERTAIN OF THE PORTFOLIOS MAY ALSO BE SUBJECT TO ADDITIONAL MARKET
RISK DUE TO THEIR POLICY OF INVESTING BASED ON AN INVESTMENT STRATEGY AND
GENERALLY NOT BUYING OR SELLING SECURITIES IN RESPONSE TO MARKET FLUCTUATIONS.
EACH PORTFOLIO'S RELATIVE LACK OF DIVERSITY AND LIMITED ONGOING MANAGEMENT MAY
SUBJECT OWNERS TO GREATER MARKET RISK THAN OTHER PORTFOLIOS.

THE STOCK SELECTION DATE FOR EACH OF THE STRATEGY PORTFOLIOS OF THE FIRST
DEFINED PORTFOLIO FUND LLC IS ON OR ABOUT DECEMBER 31ST OF EACH YEAR. THE
HOLDINGS FOR EACH STRATEGY PORTFOLIO WILL BE ADJUSTED ANNUALLY ON OR ABOUT
DECEMBER 31ST IN ACCORDANCE WITH THE PORTFOLIO'S INVESTMENT STRATEGY. AT THAT
TIME, THE PERCENTAGE RELATIONSHIP AMONG THE SHARES OF EACH ISSUER HELD BY THE
PORTFOLIO IS ESTABLISHED. THROUGH THE NEXT ONE-YEAR PERIOD THAT PERCENTAGE WILL
BE MAINTAINED AS CLOSELY AS PRACTICABLE WHEN THE PORTFOLIO MAKES SUBSEQUENT
PURCHASES AND SALES OF THE SECURITIES.
-----------------------------------------------------------------------------------------------------------------------
LARGE CAP       FIRST TRUST(R) 10 UNCOMMON VALUES: seeks to provide above-average              First Trust Advisors L.P.
BLEND           capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in the ten common stocks selected by the Investment
                Policy Committee of Lehman Brothers Inc. ("Lehman Brothers") with the assistance of the Research Department of Lehman Brothers which, in their opinion have the greatest potential for capital appreciation during the next year. The stocks included in the Portfolio are adjusted annually on or about July 1st in accordance with the selections of Lehman Brothers.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                                                            PORTFOLIO
  STYLE/                                                                                                      ADVISOR/
   TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                   SUB-ADVISOR
------------------------------------------------------------------------------------------------------------------------------
BLENDED     TARGET MANAGED VIP: seeks to provide above-average total return. The Portfolio           First Trust Advisors L.P.
STRATEGY    seeks to achieve its objective by investing in common stocks of the most attractive companies that are identified by a model based on six uniquely specialized strategies -- The Dow(SM) DART 5, the European Target 20, the
            Nasdaq(R) Target 15, the S&P Target 24, the Target Small Cap and the Value
            Line(R) Target 25.
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP   THE DOW(SM) DART 10: seeks to provide above-average total return. The                    First Trust Advisors L.P.
VALUE       Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the ten companies in the DJIA that have the highest combined dividend yields and buyback ratios on or about the applicable stock selection date.
------------------------------------------------------------------------------------------------------------------------------
GLOBAL      GLOBAL TARGET 15: seeks to provide above-average total return. The Portfolio             First Trust Advisors L.P.
EQUITY      seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the companies which are components of the DJIA, the Financial Times Industrial
            Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio
            primarily consists of common stocks of the five companies with the lowest per share stock prices of the ten companies in each of the DJIA, FT Index and Hang
            Seng Index, respectively, that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP   S&P TARGET 24: seeks to provide above-average total return. The Portfolio seeks          First Trust Advisors L.P.
GROWTH      to achieve its objective by investing in common stocks issued by companies that have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of twenty-four companies selected from a subset of the stocks included in the Standard & Poor's 500 Composite Stock Price Index. The subset of stocks will be taken from each of the eight largest economic sectors of the
            S&P 500 Index based on the sector's market capitalization.
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP   NASDAQ(R) TARGET 15: seeks to provide above-average total return. The Portfolio          First Trust Advisors L.P.
GROWTH      seeks to achieve its objective by investing in common stocks issued by companies that are expected to have the potential for capital appreciation. The
            Portfolio invests primarily in the common stocks of fifteen companies selected from a pre-screened subset of the stocks included in the Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.
------------------------------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Investment Options continued

                                                                                                                 PORTFOLIO
    STYLE/                                                                                                        ADVISOR/
     TYPE                                       INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL     THE PRUDENTIAL SERIES FUND, INC. -- SP WILLIAM BLAIR INTERNATIONAL GROWTH                   Prudential
EQUITY            (f/k/a SP Jennison International Growth): seeks long-term growth of capital. The            Investments LLC/
                  Portfolio invests primarily in equity-related securities of foreign issuers that the        William Blair &
                  Sub-adviser thinks will increase in value over a period of years. The Portfolio invests     Company, LLC
                  primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies and that have above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects.
-----------------------------------------------------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial Average(SM)", "DJIA(SM)", "Dow Industrials(SM)", "The Dow(SM)", and "The Dow 10(SM)", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio and The Dow(SM) DART 10 portfolio, are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.

THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE NASDAQ TARGET 15 PORTFOLIO OR THE TARGET MANAGED VIP PORTFOLIO.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R) 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R) 10 Uncommon Values portfolio.

Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?

We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

      Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-766-4530 to determine availability of Fixed Allocations in your state and for your annuity product.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Fees and Charges


The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual cost of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, issuing and administering the Annuity and to offset a portion of the costs associated with offering Credits which are funded through American Skandia's general account

      The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from the charges that apply solely to the variable investment options may include amounts based on market appreciation of the variable investment option values including, appreciation on amounts that represent Credits.


WHAT ARE THE CONTRACT FEES AND CHARGES?

CONTINGENT DEFERRED SALES CHARGE: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages are shown below.

 YEARS        1        2        3        4        5        6        7        8        9       10       11+
----------   ---      ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
CHARGE (%)   9.0      9.0      8.5      8.0      7.0      6.0      5.0      4.0      3.0      2.0      0.0

      THE CDSC PERIOD IS BASED ON THE ISSUE DATE OF THE ANNUITY, NOT ON THE DATE EACH PURCHASE PAYMENT IS APPLIED TO THE ANNUITY. Purchase Payments applied to the Annuity after the Issue Date do not have their own CDSC period. Under certain circumstances, during the first ten (10) Annuity Years, you can withdraw a limited amount from your Annuity without paying a CDSC. This is referred to as a "Free Withdrawal." Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 10. For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

      We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


      TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Fees and Charges continued

other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

      ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

      TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.


      We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

      In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?


INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to 0.65% on an annual basis. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (0.50%) and the Administration Charge (0.15%). The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under the Annuity, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


      The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.


      DISTRIBUTION CHARGE: We deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to 1.00% on an annual basis in Annuity Years 1 through 10. After the end of the first ten Annuity Years, the 1.00% charge for distribution will no longer be assessed. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and costs associated with offering Credits which are funded through American Skandia's general account.


      OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE SOLELY AGAINST THE VARIABLE INVESTMENT OPTIONS: If you elect to purchase certain optional benefits, we will deduct an

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis as described elsewhere in the Prospectus. Please refer to the section entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT FEES AND EXPENSES ARE INCURRED BY THE PORTFOLIOS?


Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.


WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?


If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elect to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above).


EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Purchasing Your Annuity

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

INITIAL PURCHASE PAYMENT: You must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments.


      Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.


      Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your investment professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an arrangement called "bank drafting" where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

      AGE RESTRICTIONS: The Owner must be age 75 or under as of the Issue Date of the Annuity. If the Annuity is owned jointly, the oldest of the Owners must be age 75 or under on the Issue Date. If the Annuity is owned by an entity, the Annuitant must be age 75 or under as of the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

SPECIAL CONSIDERATIONS FOR PURCHASERS OF BONUS OR CREDIT PRODUCTS

- This Annuity features an annual Insurance Charge of 0.65% and an annual Distribution Charge of 1.00%. We only deduct the Distribution Charge during the first 10 years following the effective date of your Annuity. During the first 10 years, the total asset-based charges on this Annuity are higher than many of our other annuities.

- The CDSC on this Annuity is higher and is deducted for a longer period of time as compared to our other annuities. As with any investment product that features a CDSC, you should consider your need to access your account value during the CDSC period and whether the liquidity provision under the Annuity will satisfy that need. The CDSC is only deducted if you make a withdrawal that exceeds the free withdrawal amount or choose to surrender your Annuity. If you make a withdrawal or surrender your Annuity and are subject to a CDSC, we do not recover the XTra Credit(SM) amount.


- The XTra Credit(SM) amount is included in your Account Value. However, American Skandia may take back any credits applied to your Purchase Payment if you "free-look" your Annuity or within twelve (12) months of having received an XTra Credit amount, you die or elect to withdraw your Account Value under the medically-related surrender provision. In these situations, your Account Value could be substantially reduced. However, any investment gain on the XTra Credit(SM) amount will not be recovered. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we recover the XTra Credit(SM) amount.


OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.


- Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally joint owners are required to act jointly, however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."


- Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

      dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.


- Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. Your beneficiary designation must be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. For example, a designation of "Surviving Spouse" would not be acceptable. If no beneficiary is named the death benefit will be paid to you or your estate. Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Managing Your Annuity

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?


You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:


- a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

-     a new Annuitant subsequent to the Annuity Date;

- for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and

- a change in Beneficiary if the Owner had previously made the designation irrevocable.

SPOUSAL OWNERS/SPOUSAL BENEFICIARIES


If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


SPOUSAL CONTINGENT ANNUITANT


If the Annuity is owned by an entity and the surviving spouse is named as a Contingent Annuitant, upon the death of the Annuitant, the surviving spouse that was named as the Contingent Annuitant will become the Annuitant. NO DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE ANNUITANT. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant (and any required proof of the spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.


MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted. This amount may be higher or lower than your original Purchase Payment. Where required by law, we will return your current Account Value or the amount of your initial Purchase Payment, whichever is greater. The same rules may apply to an Annuity that is purchased as an IRA. If you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?


The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic purchase payment program. Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.


MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "American Skandia's Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $10,000 during the first 12 months of your

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?


These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Managing Your Account Value

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

      INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations.


      SUBSEQUENT PURCHASE PAYMENTS: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program.


HOW DO I RECEIVE CREDITS?


We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:


ANNUITY YEAR     CREDIT
1                6.00%
2                5.00%
3                4.00%
4                3.00%
5                2.00%
6                1.00%
7+               0.00%

CREDITS APPLIED TO PURCHASE PAYMENTS FOR DESIGNATED CLASS OF ANNUITY OWNER

Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all Purchase Payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -- 9.0%; Year 2 -- 9.0%; Year 3 -- 8.5%; Year 4 -- 8.0%; Year 5 -- 7.0%; Year 6 -- 6.0%; Year 7
-- 5.0%; Year 8 -- 4.0%; Year 9 -- 3.0%; Year 10 -- 2%; Year 11+ -- 0.0%.

      The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

      All other terms and conditions of the Annuity apply to Owners in the designated class.

HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE?


Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.


EXAMPLES OF APPLYING CREDITS

INITIAL PURCHASE PAYMENT


Assume you make an initial Purchase Payment of $10,000. We would apply a 6.0% Credit to your Purchase Payment and allocate the amount of the Credit ($600 = $10,000 X .06) to your Account Value in the proportion that your Account Value is allocated.


ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 2

Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Payment and allocate the amount of the Credit ($250 = $5,000 - .05) to your Account Value.

ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 6

Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

The amount of any Credits applied to your Account Value can be recovered by American Skandia under certain circumstances:


- any Credits applied to your Account Value on Purchase Payments made within the 12 months before the date of death will be recovered;

- the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Credits payable on Purchase Payments made within 12 months of the date the Annuitant first became eligible for the medically-related surrender; and


- if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.


      The Account Value may be substantially reduced if American Skandia recovers the XTra Credit(SM) amount under these circumstances. However, any investment gain on the XTra Credit(SM) amount will not be taken back. We do not deduct a CDSC in any situation where we recover the XTra Credit(SM) amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.


EXAMPLES OF RECOVERING CREDITS


The following are hypothetical examples of how Credits could be recovered by American Skandia. These examples do not cover every potential situation.


RECOVERY FROM PAYMENT OF DEATH BENEFITS

1. Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 6.0% Credit, for a total of $3,600. If the Death Benefit becomes payable in the 9th month after the Issue Date, the amount of the Death Benefit would be reduced by the entire amount of the prior Credits ($3,600).

2. Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 6.0% Credit, for a total of $3,600. If death occurs in the 16th month after the Issue Date, the amount of the Death Benefit would be reduced but only in the amount of those Credits applied within the previous 12-months. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the date of death, the Death Benefit would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of death. Therefore, the amount of the Death Benefit would be reduced by the amount of the Credits payable on the additional Purchase Payment ($600).

3. NOTE: If the Death Benefit would otherwise have been equal to the Purchase Payments minus any proportional withdrawals due to poor investment performance, we will not reduce the amount of the Death Benefit by the amount of the Credits as shown in Example 2 above.

RECOVERY FROM MEDICALLY-RELATED SURRENDERS

1. Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You receive a Credit of $3,000 ($50,000 X .06). The Annuitant is diagnosed as terminally ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the medically-related surrender provision. Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal illness, the amount that would be payable under the medically-related surrender provision would be reduced by the entire amount of the Credits ($3,000).

2. Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 6.0% Credit, for a total of $3,600. The Annuitant is diagnosed as terminally ill in the 16th month after the Issue Date and we grant your request to surrender your Annuity under the medically-related surrender provision. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the medically-related surrender provision

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Managing Your Account Value continued

      would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of diagnosis. Therefore, the amount that would be payable under the medically-related surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($600).

GENERAL INFORMATION ABOUT CREDITS

- We do not consider Credits to be "investment in the contract" for income tax purposes.

- You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.


      We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this Annuity. Currently, any purchase, redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

      Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year, including transfers made as part of any rebalancing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging, automatic rebalancing, or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


      Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

      Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

      In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each Sub-account (other than the AST Money Market Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals
      (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

- If we deny one or more transfer requests under the foregoing rules, we will inform you or your investment professional promptly of the circumstances concerning the denial.


- Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by an investment professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an investment professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.


      ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Managing Your Account Value continued


transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from variable investment options, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your purchase payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.


      You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

- You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

- You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.

- Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

     NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.


      The Dollar Cost Averaging program is not available if you elect the Guaranteed Return Option Plus(SM) or Guaranteed Return Option programs when it involves transfers out of the Fixed Allocations and is also not available when you have elected an asset allocation program.


DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?


Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the variable investment options you chose are rebalanced to the allocation percentages you requested. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. Any transfer to or from any variable investment option that is not part of your automatic rebalancing program, will be made, however that variable investment option will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

     There is no minimum Account Value required to enroll in automatic rebalancing. All rebalancing transfers as part of an automatic rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs.


ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?


Yes. During the accumulation period, we may offer different asset allocation programs designed for American Skandia by Morningstar Associates, LLC which would be available to Annuity Owners at no additional charge. We may offer a program where you can choose from each of the available Sub-accounts for each asset class within the model portfolio you have elected. Under this program, you may change your selected Sub-accounts at any time. We may also offer a program where the Sub-accounts for each asset class in each model portfolio are designated for you. If you elect the second type of program, the designated Sub-accounts within a model portfolio change from time to time. Under both of these programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. Under both of these programs, the percentage allocations for a model portfolio may change periodically. Each asset allocation program is subject to additional limitations and restrictions, which are more fully described in the enrollment form for the programs.


      Asset allocation is a sophisticated method of diversification which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS


against a loss. AMERICAN SKANDIA DOES NOT INTEND TO PROVIDE ANY PERSONALIZED INVESTMENT ADVICE IN CONNECTION WITH ANY ASSET ALLOCATION PROGRAMS AND YOU SHOULD NOT RELY ON THESE PROGRAMS AS PROVIDING INDIVIDUALIZED INVESTMENT RECOMMENDATIONS TO YOU. THE ASSET ALLOCATION PROGRAMS DO NOT GUARANTEE BETTER INVESTMENT RESULTS. WE RESERVE THE RIGHT TO TERMINATE OR CHANGE THE ASSET ALLOCATION PROGRAMS AT ANY TIME. YOU SHOULD CONSULT WITH YOUR INVESTMENT PROFESSIONAL BEFORE ELECTING ANY ASSET ALLOCATION PROGRAM.


DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?


Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option Plus(SM). (The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available variable investment options while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the variable investment options under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the variable investment options may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the variable investment options were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the variable investment options.


BALANCED INVESTMENT PROGRAM

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

      EXAMPLE


      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the variable investment options. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the


* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Managing Your Account Value continued

      value of the remaining Account Value that was allocated to the variable investment options.


      The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See "Living Benefit Programs," later in this Prospectus, for more information about this program.


MAY I GIVE MY INVESTMENT PROFESSIONAL PERMISSION TO MANAGE MY ACCOUNT VALUE?


Yes. If you agree (or generally, for annuities issued prior to May 1, 2005, unless you told us otherwise), your investment professional may direct the allocation of your Account Value and request financial transactions between investment options while you are living, subject to our rules. IF YOUR INVESTMENT PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR INVESTMENT PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional until we receive the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. EVEN IF THIS IS THE CASE, HOWEVER, PLEASE NOTE THAT THE INVESTMENT ADVISOR YOU ENGAGE TO PROVIDE ADVICE AND/OR MAKE TRANSFERS FOR YOU, IS NOT ACTING ON OUR BEHALF, BUT RATHER IS ACTING ON YOUR BEHALF. WE DO NOT OFFER ADVICE ABOUT HOW TO ALLOCATE YOUR ACCOUNT VALUE UNDER ANY CIRCUMSTANCE. AS SUCH, WE ARE NOT RESPONSIBLE FOR ANY RECOMMENDATIONS SUCH INVESTMENT ADVISORS MAKE, ANY INVESTMENT MODELS OR ASSET ALLOCATION PROGRAMS THEY CHOOSE TO FOLLOW OR ANY SPECIFIC TRANSFERS THEY MAKE ON YOUR BEHALF.

      ANY FEE THAT IS CHARGED BY YOUR INVESTMENT ADVISOR IS IN ADDITION TO THE FEES AND EXPENSES THAT APPLY UNDER YOUR ANNUITY. IF YOU AUTHORIZE YOUR INVESTMENT ADVISOR TO WITHDRAW AMOUNTS FROM YOUR ANNUITY (TO THE EXTENT PERMITTED) TO PAY FOR THE INVESTMENT ADVISOR'S FEE, AS WITH ANY OTHER WITHDRAWAL FROM YOUR ANNUITY, YOU MAY INCUR ADVERSE TAX CONSEQUENCES, A CDSC AND/OR A MARKET VALUE ADJUSTMENT. WITHDRAWALS TO PAY YOUR INVESTMENT ADVISOR GENERALLY WILL ALSO REDUCE THE LEVEL OF VARIOUS LIVING AND DEATH BENEFIT GUARANTEES PROVIDED (E.G. THE WITHDRAWALS WILL REDUCE PROPORTIONATELY THE ANNUITY'S GUARANTEED MINIMUM DEATH BENEFIT.) WE ARE NOT A PARTY TO THE AGREEMENT YOU HAVE WITH YOUR INVESTMENT ADVISOR AND DO NOT VERIFY THAT AMOUNTS WITHDRAWN FROM YOUR ANNUITY, INCLUDING AMOUNTS WITHDRAWN TO PAY FOR THE INVESTMENT ADVISOR'S FEE, ARE WITHIN THE TERMS OF YOUR AGREEMENT WITH YOUR INVESTMENT ADVISOR. YOU WILL, HOWEVER, RECEIVE CONFIRMATIONS OF TRANSACTIONS THAT AFFECT YOUR ANNUITY. If your investment advisor has also acted as your investment professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as an investment professional and investment advisor. Alternatively, the investment advisor may compensate the investment professional from whom you purchased your annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

      We or an affiliate of ours may provide administrative support to licensed, registered investment professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require investment professionals or investment advisors, who are authorized by multiple contract

46

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the investment professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on American Skandia. Contracts managed by your investment professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?". Since transfer activity under contracts managed by an investment professional or third party investment advisor may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com). LIMITATIONS THAT WE MAY IMPOSE ON YOUR INVESTMENT PROFESSIONAL OR INVESTMENT ADVISOR UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

      The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-766-4530.

      A Guarantee Period for a Fixed Allocation begins:

- when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;

- upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or

-     when you "renew" a Fixed Allocation by electing a new Guarantee Period.

      To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?"). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

                                                                              47

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Managing Your Account Value continued


AMERICAN SKANDIA MAY OFFER FIXED ALLOCATIONS WITH GUARANTEE PERIODS OF 3 MONTHS OR 6 MONTHS EXCLUSIVELY FOR USE AS A SHORT-TERM FIXED ALLOCATION ("SHORT-TERM FIXED ALLOCATIONS"). SHORT-TERM FIXED ALLOCATIONS MAY ONLY BE ESTABLISHED WITH YOUR INITIAL PURCHASE PAYMENT OR ADDITIONAL PURCHASE PAYMENTS. YOU MAY NOT TRANSFER EXISTING ACCOUNT VALUE TO A SHORT-TERM FIXED ALLOCATION. WE RESERVE THE RIGHT TO TERMINATE OFFERING THESE SPECIAL PURPOSE FIXED ALLOCATIONS AT ANY TIME.

      On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.


HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

      We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

      The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.

- "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

- "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.

- "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA FORMULA

The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I) / (1+J+0.0010)](N/365)

where:

      I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

      applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

      J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

      N is the number of days remaining in the original Guarantee Period.

      If you surrender your Annuity under the right to cancel provision, the MVA formula is

                            [(1 + I)/(1 + J)](N/365).

MVA EXAMPLES

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:


- You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).

- The Strip Yields for coupon Strips beginning on the Allocation Date and maturing on the Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).

- You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).


EXAMPLE OF POSITIVE MVA


Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:


                   MVA Factor = [(1+I)/(1+J+0.0010)](N/365) =
                           [1.055/1.041](2) = 1.027078

                           Interim Value = $57,881.25

                  Account Value after MVA = Interim Value X MVA
                               Factor = $59,448.56

EXAMPLE OF NEGATIVE MVA


Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:


                   MVA Factor = [(1+I)/(1+J+0.0010)](N/365) =
                          [1.055/1.071)](2) = 0.970345

                           Interim Value = $57,881.25

                  Account Value after MVA = Interim Value X MVA
                              Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.


      IF YOU DO NOT SPECIFY HOW YOU WANT A FIXED ALLOCATION TO BE ALLOCATED ON ITS MATURITY DATE, WE WILL THEN TRANSFER THE ACCOUNT VALUE OF THE FIXED ALLOCATION TO THE AST MONEY MARKET SUB-ACCOUNT. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Access To Account Value

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?


During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. The CDSC will be assessed on the amount of Purchase Payments, not on the Account Value at the time of the withdrawal or surrender. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.


ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations".)

DURING THE ACCUMULATION PERIOD

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

- To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-10 without a CDSC being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Free Withdrawal you may request is $100.


- You can also make withdrawals in excess of the Free Withdrawal amount. The amount that you may withdraw will depend on the Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.

      When we determine if a CDSC applies to partial withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial withdrawals or Systematic Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

      You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

      Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.


      To request the forms necessary to make a withdrawal from your Annuity, call 1-800-766-4530 or visit our Internet Website at www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

ANNUITY YEARS 1-10

The maximum Free Withdrawal amount during each of Annuity Years 1 through 10 (when a CDSC would otherwise apply to a partial withdrawal or surrender of your initial Purchase Payment) is 10% of all Purchase Payments. We may apply a Market Value Adjustment to any Fixed Allocations. The 10% Free Withdrawal amount is not cumulative. If you do not make a Free Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. Withdrawals of

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 10.

NOTE: Amounts that you have withdrawn as a Free Withdrawal will not reduce the amount of any CDSC that we deduct if, during the first ten (10) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity. If, during Annuity Years 1 through 10, all Purchase Payments withdrawn are subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity, which may include Credits.

ANNUITY YEARS 11+

After Annuity Year 10, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.

EXAMPLES

1. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. The maximum Free Withdrawal amount during each of the first ten Annuity Years would be 10% of $10,000, or $1,000.

2. Assume you make an initial Purchase Payment of $10,000 and make an additional Purchase Payment of $5,000 in Annuity Year 2. The maximum Free Withdrawal amount during Annuity Year 3 through 10 would be 10% of $15,000, or $1,500. From Annuity Year 11 and thereafter, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.

3. Assume you make an initial Purchase Payment of $10,000 and take a Free Withdrawal of $500 in Annuity Year 2 and $1,000 in Annuity Year 3. If you surrender your Annuity in Annuity Year 5, the CDSC will be assessed against the initial Purchase Payment amount ($10,000), not the amount of Purchase Payments reduced by the amounts that were withdrawn under the Free Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?


A CDSC may be assessed against a partial withdrawal during the first ten (10) Annuity Years. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Free Withdrawal amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1. If you request a partial withdrawal, we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);

2. If the amount requested exceeds the available Free Withdrawal amount, we determine if a CDSC will apply to the partial withdrawal based on the number of years that have elapsed since the Annuity was issued. Any CDSC will only apply to the amount withdrawn that exceeds the Free Withdrawal amount. The maximum Free Withdrawal amount during each of Annuity Years 1 through 10 is 10% of all Purchase Payments. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. If, during Annuity Years 1 through 10, all Purchase Payments are withdrawn subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity, which may include Credits.


CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

      Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

      The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in the annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Access To Account Value continued

age 59 1/2 if you elect to receive distributions as a series of "sub-stantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

      You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)


      Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.



     The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to minimum distributions taken out on a quarterly, semi-annual or annual basis.


      You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.


      For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. We may apply a Market Value Adjustment to any Fixed Allocations.


      Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

      To request the forms necessary to surrender your Annuity, call 1-800-766-4530 or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value minus: (a) the amount of any Credits applied within 12 months of the applicable "Contingency Event" as defined below; and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (i.e. Purchase Payments received at such time pursuant to a salary reduction program).

      This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

- the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;

- the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

- if the Owner is one or more natural persons, all such Owners must also be alive at such time;

- we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

- this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant. A "Contingency Event" occurs if the Annuitant is:

- first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

- first diagnosed as having a "Fatal Illness" while your Annuity is in force.

      The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. WE DO NOT GUARANTEE TO MAKE ANY ANNUITY PAYMENT OPTIONS AVAILABLE IN THE FUTURE OTHER THAN THOSE FIXED ANNUITIZATION OPTIONS GUARANTEED IN YOUR ANNUITY. For additional information on annuity payment options you may request a Statement of Additional Information.

      When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may not choose an Annuity Date that occurs in the first three Annuity Years. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. You may not annuitize and receive annuity payments within the first three Annuity Years.

      Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

OPTION 1


PAYMENTS FOR LIFE: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. THIS OPTION IS CURRENTLY AVAILABLE ON A FIXED OR VARIABLE BASIS. Under this option, you cannot make a partial or full surrender of the annuity.


OPTION 2

PAYMENTS BASED ON JOINT LIVES: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. THIS OPTION IS CURRENTLY AVAILABLE ON A FIXED OR VARIABLE BASIS. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 3

PAYMENTS FOR LIFE WITH A CERTAIN PERIOD: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. THIS OPTION IS CURRENTLY AVAILABLE ON A FIXED OR VARIABLE BASIS. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Access To Account Value continued

OPTION 4

FIXED PAYMENTS FOR A CERTAIN PERIOD: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 5

VARIABLE PAYMENTS FOR LIFE WITH A CASH VALUE: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

OPTION 6

VARIABLE PAYMENTS FOR LIFE WITH A CASH VALUE AND GUARANTEE: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. WE CHARGE AN ADDITIONAL AMOUNT FOR THIS GUARANTEE. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

      We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, choosing an Annuity Date within ten (10) years of the Issue Date of the Annuity may limit the available annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.


      You have a right to choose your annuity start date. If you have not provided us with your Annuity Date or annuity payment option in writing, then:



- A default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and


- the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.


      If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your contract at that time will become immediately taxable to you. Further, each subsequent year's increase in contract value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your contract will not be considered an annuity for federal income tax purposes.


HOW ARE ANNUITY PAYMENTS CALCULATED?

FIXED ANNUITY PAYMENTS (OPTIONS 1-4)

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

VARIABLE ANNUITY PAYMENTS


Generally, we offer three different types of variable annuity payment options. The first annuity payment will be calculated based


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as, other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

      -     VARIABLE PAYMENTS (OPTIONS 1-3)

            We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date. The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.

      -     STABILIZED VARIABLE PAYMENTS (OPTION 5)


            This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.


      -     STABILIZED VARIABLE PAYMENTS WITH A GUARANTEED MINIMUM (OPTION 6)

            This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

      The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

ADJUSTABLE ANNUITY PAYMENTS

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Living Benefit Programs

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of variable investment options, that may be appropriate for you depending on the manner in which you intend to make use of your annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in variable investment options while:


- protecting a principal amount from decreases in value as of specified future dates due to investment performance;

- taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or

- guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments beginning after a waiting period.

      Below is a brief summary of the "living benefits" that American Skandia offers. Please refer to the benefit description for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your investment professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g. comparing the tax implications of the withdrawal benefit and annuity payments).



I. The GUARANTEED RETURN OPTION PLUS(SM) (GRO PLUS(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control by allocating and transferring your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value that may be allocated among your variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II. The GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) guarantees your ability to make cumulative withdrawals over time equal to an initial principal value (called the "Protected Value"), regardless of decreases in your Account Value due to market losses. The GMWB program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III. The GUARANTEED MINIMUM INCOME BENEFIT (GMIB) guarantees your ability, after a minimum seven-year waiting period, to begin receiving income from the Annuity in the form of annuity payments based on your total Purchase Payments (and any Credits applied to such Purchase Payments) under the contract and an annual increase of 5% on such Purchase Payments, adjusted for withdrawals, regardless of the impact of market performance on your Account Value. The GMIB program may be appropriate if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance.

IV. The LIFETIME FIVE INCOME BENEFIT guarantees your ability to withdraw amounts equal to a percentage of a "Protected Withdrawal Value" regardless of decreases in your Account Value due to market losses. The Lifetime Five Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS


      minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.


GUARANTEED RETURN OPTION PLUS(SM) (GRO PLUS(SM))


THE GUARANTEED RETURN OPTION PLUS DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL, AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE PROGRAM CAN BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY, AND CAN BE ELECTED BY EXISTING ANNUITY OWNERS ON EITHER THE ANNIVERSARY OF THE ISSUE DATE OF THEIR ANNUITY OR ON A DATE OTHER THAN THAT ANNIVERSARY, AS DESCRIBED BELOW UNDER "ELECTION OF THE PROGRAM". THE GUARANTEED RETURN OPTION PLUS IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION PROGRAM (AND IT IS CURRENTLY ACTIVE), THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, THE GUARANTEED MINIMUM INCOME BENEFIT RIDER, THE LIFETIME FIVE INCOME BENEFIT RIDER, THE HIGHEST DAILY VALUE DEATH BENEFIT, OR THE DOLLAR COST AVERAGING PROGRAM IF IT INVOLVES TRANSFERS OUT OF THE FIXED ALLOCATIONS.


      We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

      The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

      The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL VALUE/ ENHANCED PROTECTED PRINCIPAL VALUE

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

- BASE GUARANTEE: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

- ENHANCED GUARANTEE: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Living Benefit Programs continued


      Account Value will be no less than the Enhanced Protected Principal Value. YOU CAN ELECT AN ENHANCED GUARANTEE MORE THAN ONCE; HOWEVER, A SUBSEQUENT ELECTION SUPERSEDES THE PRIOR ELECTION OF AN ENHANCED GUARANTEE. ELECTION OF AN ENHANCED GUARANTEE DOES NOT IMPACT THE BASE GUARANTEE. IN ADDITION, YOU MAY ELECT AN "AUTO STEP-UP" FEATURE THAT WILL AUTOMATICALLY CREATE AN ENHANCED GUARANTEE (OR INCREASE YOUR ENHANCED GUARANTEE, IF PREVIOUSLY ELECTED) ON EACH ANNIVERSARY OF THE PROGRAM (AND CREATE A NEW MATURITY PERIOD FOR THE NEW ENHANCED GUARANTEE) IF THE ACCOUNT VALUE AS OF THAT ANNIVERSARY EXCEEDS THE PROTECTED PRINCIPAL VALUE OR ENHANCED PROTECTED PRINCIPAL VALUE BY 7% OR MORE. YOU MAY ALSO ELECT TO TERMINATE AN ENHANCED GUARANTEE. IF YOU ELECT TO TERMINATE THE ENHANCED GUARANTEE, THE BASE GUARANTEE WILL REMAIN IN EFFECT. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.


      Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

WITHDRAWALS UNDER YOUR ANNUITY


Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the variable investment options. Withdrawals will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.


      Charges for other optional benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40(TM) Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.


      The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus(SM) program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION


A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:


- The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS


A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:


- the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

-     The result is then further reduced by the ratio of A to B, where:

      - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

      - B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).

      The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

- The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT


A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:


- The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).

- The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE

Account Value is transferred to and maintained in Fixed llocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each business day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

- IF YOUR ACCOUNT VALUE IS GREATER THAN OR EQUAL TO THE REALLOCATION TRIGGER, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

- IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Living Benefit Programs continued


IF A SIGNIFICANT AMOUNT OF YOUR ACCOUNT VALUE IS SYSTEMATICALLY TRANSFERRED TO FIXED ALLOCATIONS TO SUPPORT THE PROTECTED PRINCIPAL VALUE AND/OR THE ENHANCED PROTECTED PRINCIPAL VALUE DURING PERIODS OF MARKET DECLINES, LOW INTEREST RATES, AND/OR AS THE PROGRAM NEARS ITS MATURITY DATE, LESS OF YOUR ACCOUNT VALUE MAY BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS IF THERE IS A SUBSEQUENT MARKET RECOVERY. DURING PERIODS CLOSER TO THE MATURITY DATE OF THE BASE GUARANTEE OR ANY ENHANCED GUARANTEE, OR ANY ANNIVERSARY OF SUCH MATURITY DATE(S), A SIGNIFICANT PORTION OF YOUR ACCOUNT VALUE MAY BE ALLOCATED TO FIXED ALLOCATIONS TO SUPPORT ANY APPLICABLE GUARANTEED AMOUNT(S). IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER AND NEW FIXED ALLOCATIONS MUST BE ESTABLISHED DURING PERIODS WHERE THE INTEREST RATE(S) BEING CREDITED TO SUCH FIXED ALLOCATIONS IS LOW, A LARGER PORTION OF YOUR ACCOUNT VALUE MAY NEED TO BE TRANSFERRED TO FIXED ALLOCATIONS TO SUPPORT THE APPLICABLE GUARANTEED AMOUNT(S), CAUSING LESS OF YOUR ACCOUNT VALUE TO BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS.


            Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the variable investment options differently than each other because of the different guarantees they support.

            American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

ELECTION OF THE PROGRAM


The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any business day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the business day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus, will be treated as any other termination of the Guarantee Return Option (see below), including the termination of any guaranteed amount, and application of any applicable market value adjustment when amounts are transferred to the variable investment options as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity BASED ON THE CURRENT ACCOUNT VALUE.


TERMINATION OF THE PROGRAM


You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given business day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro rata based on the Account


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Values in such variable investment options, or in accordance with any effective asset allocation program. A market value adjustment will apply.

      The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the business day that we receive the required documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

      The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS

This program is subject to certain rules and restrictions, including, but not limited to the following:

- Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.


- You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments) may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.

- Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.


- Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.


- Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.


- Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.

- As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.

- We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Living Benefit Programs continued

CHARGES UNDER THE PROGRAM

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)


THE GUARANTEED RETURN OPTION DESCRIBED BELOW IS OFFERED ONLY IN THOSE JURISDICTIONS WHERE WE HAVE NOT YET RECEIVED REGULATORY APPROVAL FOR THE GUARANTEED RETURN OPTION PLUS AS OF THE DATE THE ELECTION OF THE OPTION IS MADE. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS. THE PROGRAM CAN BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY, AND CAN BE ELECTED BY EXISTING ANNUITY OWNERS ON EITHER THE ANNIVERSARY OF THE ISSUE DATE OF THEIR ANNUITY OR ON A DATE OTHER THAN THAT ANNIVERSARY, AS DESCRIBED BELOW UNDER "ELECTION OF THE PROGRAM". THE GUARANTEED RETURN OPTION IS NOT AVAILABLE IF YOU ELECT THE GRO PLUS RIDER, THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, THE GUARANTEED MINIMUM INCOME BENEFIT RIDER, THE LIFETIME FIVE INCOME BENEFIT RIDER, THE HIGHEST DAILY VALUE DEATH BENEFIT, OR THE DOLLAR COST AVERAGING PROGRAM IF IT INVOLVES TRANSFERS OUT OF THE FIXED ALLOCATIONS.


      We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

      The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

      The guarantees provided by the program exist only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL VALUE

- Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

      Any amounts added to your Annuity to support our guarantees under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE

Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each business day, as well as the prevailing interest rates on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

- IF YOUR ACCOUNT VALUE IS GREATER THAN OR EQUAL TO THE REALLOCATION TRIGGER, your Account Value in the variable investment options will remain allocated according to your

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

      most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

- IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

IF A SIGNIFICANT AMOUNT OF YOUR ACCOUNT VALUE IS SYSTEMATICALLY TRANSFERRED TO THE FIXED ALLOCATION TO SUPPORT THE PROTECTED PRINCIPAL VALUE DURING PERIODS OF MARKET DECLINES, LOW INTEREST RATES, AND/OR AS THE PROGRAM NEARS ITS MATURITY DATE, LESS OF YOUR ACCOUNT VALUE MAY BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS IF THERE IS A SUBSEQUENT MARKET RECOVERY. DURING PERIODS CLOSER TO THE MATURITY DATE OF THE GUARANTEE A SIGNIFICANT PORTION OF YOUR ACCOUNT VALUE MAY BE ALLOCATED TO THE FIXED ALLOCATION TO SUPPORT ANY APPLICABLE GUARANTEED AMOUNT. IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER AND A NEW FIXED ALLOCATION MUST BE ESTABLISHED DURING PERIODS WHERE THE INTEREST RATE BEING CREDITED TO SUCH FIXED ALLOCATIONS IS LOW, A LARGER PORTION OF YOUR ACCOUNT VALUE MAY NEED TO BE TRANSFERRED TO THE FIXED ALLOCATION TO SUPPORT THE GUARANTEED AMOUNT, CAUSING LESS OF YOUR ACCOUNT VALUE TO BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS.


            American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Living Benefit Programs continued

ELECTION OF THE PROGRAM

The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any business day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the business day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date.

TERMINATION OF THE PROGRAM


The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.


      The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes the Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the business day that we receive the required documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.


      The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.


SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION

This program is subject to certain rules and restrictions, including, but not limited to the following:

- Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. The Fixed Allocations may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.


- Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments) or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.

- Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.


- Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.


- Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.


- Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.

- As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.

- We currently limit the variable investment options in which you may allocate Account Value if you participate in this program.

- We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

CHARGES UNDER THE PROGRAM

We deduct a charge equal to 0.25% of the average daily net assets of the sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

Effective November 18, 2002, American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between January 23, 2002 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)


THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT PROGRAM DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. CURRENTLY, THE PROGRAM CAN ONLY BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY. WE MAY OFFER THE PROGRAM TO EXISTING ANNUITY OWNERS IN THE FUTURE, SUBJECT TO OUR ELIGIBILITY RULES AND RESTRICTIONS. THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT PROGRAM IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION, GUARANTEED RETURN OPTION PLUS, THE GUARANTEED MINIMUM INCOME BENEFIT RIDER, OR THE LIFETIME FIVE INCOME BENEFIT RIDER.


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Living Benefit Programs continued


      We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program -- the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE -- PROTECTED VALUE


The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

      The Protected Value is determined as of the date you make your first withdrawal under the Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments and any Credits that may be applied to such Purchase Payments before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.


- If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment plus any Credit applied to such Purchase Payment.


- IF WE OFFER THE GMWB PROGRAM TO EXISTING ANNUITY OWNERS, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.

- If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment and any Credits that we apply to the Purchase Payment.

      You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th contract anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5th contract anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

      Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.


KEY FEATURE -- PROTECTED ANNUAL

WITHDRAWAL AMOUNT


The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

THE GMWB PROGRAM DOES NOT AFFECT YOUR ABILITY TO MAKE WITHDRAWALS UNDER YOUR ANNUITY OR LIMIT YOUR ABILITY TO REQUEST WITHDRAWALS THAT EXCEED THE PROTECTED ANNUAL WITHDRAWAL AMOUNT. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.


- If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

- Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payment).

- If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

      The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION


A $10,000 withdrawal is taken on November 13, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:


- The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

- The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS


A second $10,000 withdrawal is taken on December 13, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

- the Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);


-     The result is then further reduced by the ratio of A to B, where:

      - A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).

      - B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).


      The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.


- the Protected Annual Withdrawal Amount is also reduced by the ratio of A to B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12.

- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT


A $10,000 withdrawal is made on October 13, 2005 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

      - the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).

      - The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Living Benefit Programs continued

BENEFITS UNDER THE GMWB PROGRAM


- In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

- If the death benefit under the Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under the Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. THE PROTECTED VALUE IS NOT EQUAL TO THE ACCOUNT VALUE FOR PURPOSES OF THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. THE GMWB PROGRAM DOES NOT INCREASE OR DECREASE THE AMOUNT OTHERWISE PAYABLE UNDER THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. GENERALLY, THE GMWB PROGRAM WOULD BE OF VALUE TO YOUR BENEFICIARY ONLY WHEN THE PROTECTED VALUE AT DEATH EXCEEDS ANY OTHER AMOUNT AVAILABLE AS A DEATH BENEFIT.

- If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. YOU CAN ALSO ELECT TO TERMINATE THE GMWB PROGRAM AND BEGIN RECEIVING ANNUITY PAYMENTS BASED ON YOUR THEN CURRENT ACCOUNT VALUE (NOT THE REMAINING PROTECTED VALUE) UNDER ANY OF THE AVAILABLE ANNUITY PAYMENT OPTIONS.


OTHER IMPORTANT CONSIDERATIONS

- Withdrawals under the GMWB program are subject to all of the terms and conditions of the Annuity, including any CDSC and MVA that may apply.


- Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.

- The GMWB program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.

- You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.


- We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity year. We may also require that you allocate your Account Value according to an asset allocation model.

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ELECTION OF THE PROGRAM


Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.


      We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

TERMINATION OF THE PROGRAM


The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon due proof of death (unless your surviving spouse elects to continue the Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.


      The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

CHARGES UNDER THE PROGRAM

Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.

- If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.


- If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS


If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

THE GUARANTEED MINIMUM INCOME BENEFIT PROGRAM DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL, AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. CURRENTLY, THE PROGRAM CAN ONLY BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY. WE MAY OFFER THE PROGRAM TO EXISTING ANNUITY OWNERS IN THE FUTURE, SUBJECT TO OUR ELIGIBILITY RULES AND RESTRICTIONS. THE GUARANTEED MINIMUM INCOME BENEFIT PROGRAM IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION PROGRAM, GUARANTEED RETURN OPTION PLUS PROGRAM, THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, OR THE LIFETIME FIVE INCOME BENEFIT RIDER.

      We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The pro-

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Living Benefit Programs continued

gram may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- PROTECTED INCOME VALUE

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable premium taxes), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of the Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

      The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments and any Credits that are applied to such Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.

- Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments and any Credits applied to such Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

- Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments and any Credits applied to such Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/ duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

- Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (including any Credits that may be applied to your Account Value based on such Purchase Payment) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

- As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of the Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of the Annuity, will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

      Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice on any business day while the GMIB program is in effect, and only while the Annuitant is less than age 76.

- A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

      receiving annuity payments under the GMIB program until the end of the new waiting period.

- The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments and any Credits applied to such Purchase Payments, minus the impact of any withdrawals after the date of the step-up.

      - When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.

      - If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

      - A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

      Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each contract anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.


      The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION


A $10,000 withdrawal is taken on November 13, 2004 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:


- the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS


A second $10,000 withdrawal is taken on December 13, 2004 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:


- the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);

-     The result is then further reduced by the ratio of A to B, where:

      - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

      - B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

      The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

- The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT


A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2005 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,870.56. The Remaining Limit is reset to 5% of this amount, or $12,043.53. As the amount withdrawn is less than the dollar-for-dollar limit:


- the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,870.56 to $230,870.56).

- The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,043.53 to $2,043.53).

KEY FEATURE -- GMIB ANNUITY PAYMENTS

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you

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Living Benefit Programs continued

will have a 30-day period each year, prior to the contract anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95th birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92nd birthday.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable premium tax that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

GMIB ANNUITY PAYMENT OPTION 1 -- PAYMENTS FOR LIFE WITH A CERTAIN PERIOD

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB ANNUITY PAYMENT OPTION 2 -- PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

- If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

- If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

      You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

OTHER IMPORTANT CONSIDERATIONS

- YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR CONTRACT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR CONTRACT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect the Annuity's Account Value, Surrender Value or the amount payable under either the basic death benefit provision of the Annuity or any optional death benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

- The Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

      - Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

      - We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

      - If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.

      - Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.

      - At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

ELECTION OF THE PROGRAM

Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of the that date will be used to calculate the Protected Income Value as of the effective date of the program.

TERMINATION OF THE PROGRAM

The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date the Annuity is fully surrendered, on the date the death benefit is payable to your Beneficiary (unless your surviving spouse elects to continue the Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

      Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

CHARGES UNDER THE PROGRAM

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

      The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of the Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the variable investment options and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

      No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)


THE LIFETIME FIVE INCOME BENEFIT PROGRAM DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE


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Living Benefit Programs continued


WE HAVE RECEIVED REGULATORY APPROVAL AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE PROGRAM CAN ONLY BE ELECTED ONCE EACH ANNUITY YEAR AND ONLY WHERE THE ANNUITANT AND THE OWNER ARE THE SAME PERSON OR THE OWNER IS AN ENTITY. THE ANNUITANT MUST BE AT LEAST 45 YEARS OLD WHEN THE PROGRAM IS ELECTED. THE LIFETIME FIVE INCOME BENEFIT PROGRAM IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION, GUARANTEED RETURN OPTION PLUS, GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. AS LONG AS YOUR LIFETIME FIVE INCOME BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH AN ELIGIBLE MODEL UNDER OUR ASSET ALLOCATION PROGRAMS, WHICH ARE GENERALLY DESCRIBED IN THE "DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?" SECTION ABOVE.

      FOR FURTHER INFORMATION ON ASSET ALLOCATION PROGRAMS, PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-766-4530.

      We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments and associated Credits each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment and associated Credit to your Annuity, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent Purchase Payments and associated Credits.

- If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment plus the amount of any associated Credits.

- For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

- If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment plus associated Credits.

      You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to stepup, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward.

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      Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

      The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments plus any associated Credits. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

KEY FEATURE -- ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

      The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent

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Living Benefit Programs continued

      Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

      The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2011 is equal to $240,000.

      The initial Protected Withdrawal Value is calculated as the greatest of
(a), (b) and (c):

      (a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 - 1.05(393/365) =
            $263,484.33

      (b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

      (c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

      Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

- Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18, 550

- Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250

      Annual Income Amount for future Annuity Years remains at $13,250

-     Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

      (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

- Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550

      Annual Withdrawal Amount for future Annuity Years remains at $18,550

-     Remaining Annual Income Amount for current Annuity Year = $0

      Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

- Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

-     Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

      (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

-     Remaining Annual Withdrawal Amount for current Annuity Year = $0

      Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

- Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) X $18,550 = $489

      Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 =
      $18,061

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS


-     Remaining Annual Income Amount for current Annuity Year = $0

      Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

- Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750 / ($263,000 - $13,250) X $13,250 = $623 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

- Proportional reduction = Excess Withdrawal / Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
      $6,503} = $239,947

EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 {$265,000 - ($13,250 X 5)}. If a step-up is elected on March 1, 2011, then the following values would result:

-     Protected Withdrawal Value = Account Value on March 1, 2011 = $240,000

- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250.5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.

- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550.7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore the Annual Withdrawal Amount remains $18,550.

BENEFITS UNDER THE LIFETIME FIVE PROGRAM

- If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

- If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect to either:

      (1)   apply your Account Value to any annuity option available; or

      (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or

      (3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS


Living Benefit Programs continued

            the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

      We must receive your request in a form acceptable to us at our Office.

- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

      (1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

      (2)   the Account Value.

- If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS

- Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.

- Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

- You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

- You must allocate your Account Value in accordance with an eligible model under our asset allocation programs in order to elect and maintain the Lifetime Five program. Our asset allocation programs are described generally in the "Do You Offer Any Asset Allocation Programs?" section above. For further information on asset allocation programs, please consult with your investment professional or call 1-800-766-4530.

ELECTION OF THE PROGRAM

The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

TERMINATION OF THE PROGRAM

The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of the Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments.

      The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 701/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Death Benefit

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT


The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers three different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (See "How are Credits Applied to My Account Value".)


      The BASIC DEATH BENEFIT is the greater of:

- The sum of all Purchase Payments less the sum of all proportional withdrawals.

- The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, less the amount of any Credits applied within 12-months prior to the date of death.


      "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.


OPTIONAL DEATH BENEFITS

Three optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED AND IF YOU PURCHASE YOUR ANNUITY AS PART OF AN EXCHANGE, REPLACEMENT OR TRANSFER, IN WHOLE OR IN PART, FROM ANY OTHER ANNUITY WE ISSUE. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

      THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDES A BENEFIT THAT IS PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.    the BASIC DEATH BENEFIT described above; PLUS

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Death Benefit continued

2.    40% of your "GROWTH" under the Annuity, as defined below.

      "GROWTH" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments, less the amount of any Credits applied within 12-months prior to the date of death, reduced by the sum of all proportional withdrawals.

      "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 100% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. PLEASE SEE APPENDIX D FOR A DESCRIPTION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT. THE ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT THE "COMBINATION 5% ROLL-UP AND THE HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT.


      See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.


HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

      CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

      If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.    the basic Death Benefit described above; and

2.    the Highest Anniversary Value as of the Owner's date of death.

      If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.    the basic Death Benefit described above; and

2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.


      THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE. THE AMOUNT CALCULATED IN ITEMS 1 & 2 ABOVE (BEFORE, ON OR AFTER THE DEATH BENEFIT TARGET DATE) MAY BE REDUCED BY ANY CREDITS UNDER CERTAIN CIRCUMSTANCES.



THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT THE "COMBINATION 5% ROLL-UP AND THE HIGHEST ANNIVERSARY VALUE" OR THE "HIGHEST DAILY VALUE" DEATH BENEFIT.



      Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when the contract is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

      See Appendix B for examples of how the Highest Anniver- sary Value Death Benefit is calculated.

COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

      CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

      The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.    the basic Death Benefit described above; and

2.    the Highest Anniversary Value death benefit described above, and

3.    5% Roll-up described below.

      The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

      If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

- all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

      MINUS

- the sum of all withdrawals, dollar for dollar up to 5% of the death benefit's value as of the prior contract anniversary (or issue date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

      If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

- the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death) made after the Death Benefit Target Date;

      MINUS

-     the sum of all withdrawals which reduce the 5% Roll-up proportionally.

      THE AMOUNTS CALCULATED IN ITEMS 1, 2 AND 3 ABOVE (BEFORE, ON OR AFTER THE DEATH BENEFIT TARGET DATE) MAY BE REDUCED BY ANY CREDITS UNDER CERTAIN CIRCUMSTANCES.

      PLEASE REFER TO THE DEFINITIONS OF DEATH BENEFIT TARGET DATE BELOW. THIS DEATH BENEFIT MAY NOT BE AN APPROPRIATE FEATURE WHERE THE OWNER'S AGE IS NEAR THE AGE SPECIFIED IN THE DEATH BENEFIT TARGET DATE. THIS IS BECAUSE THE BENEFIT MAY NOT HAVE THE SAME POTENTIAL FOR GROWTH AS IT OTHERWISE WOULD, SINCE THERE WILL BE FEWER CONTRACT ANNIVERSARIES BEFORE THE DEATH BENEFIT TARGET DATE IS REACHED.


THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. PLEASE SEE APPENDIX D FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT.

      See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.


      KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

- The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

- The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner,

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Death Benefit continued

      the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

- The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

- The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

- Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")


If the Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If the Annuity has joint Owners, the older Owner must be age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If the Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

      IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH AN ELIGIBLE MODEL UNDER OUR ASSET ALLOCATION PROGRAMS. Because this benefit, once elected, may not be terminated, you must keep your Account Value allocated to an eligible model throughout the life of the Annuity. You may, however, switch from one eligible model to another eligible model. Our asset allocation programs are generally described in the "Do You Offer Any Asset Allocation Programs?" section above. For further information on asset allocation programs, please consult with your investment professional or call 1-800-766-4530.

      The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

      If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

      1. the basic Death Benefit described above (including any credits applied to such Purchase Payments more than twelve (12) months prior to the date of death); and

      2.    the HDV as of the Owner's date of death.


      If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

      1. the basic Death Benefit described above (including any credits applied to such Purchase Payments more than twelve (12) months prior to the date of death); and

      2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

      The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date. The amount may also be any Credits under certain circumstances.

THE HIGHEST DAILY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE HIGHEST DAILY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT THE GUARANTEE RETURN OPTION, GUARANTEE RETURN OPTION PLUS, THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT, OR THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT.

KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:

- The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of the Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

- The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments (and associated Credits) since such date.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS


- The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus any associated Credit).

- Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.


ANNUITIES WITH JOINT OWNERS

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

ANNUITIES OWNED BY ENTITIES

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?


You can terminate the Enhanced Beneficiary Protection Death Benefit and Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.


WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?


We deduct a change equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits.


      Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

WHAT IS THE ANNUITY REWARDS BENEFIT?


The Annuity Rewards benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity's value as of the effective date of the benefit. Under the Annuity Rewards benefit, American Skandia guarantees that the Death Benefit will not be less than:

- your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the benefit

- MINUS any proportional withdrawals* following the effective date of the benefit

- PLUS any additional Purchase Payments applied to the Annuity following the effective date of the benefit.


      The Annuity Rewards Death Benefit enhancement does not affect the basic Death Benefit calculation or any Optional Death Benefits available under the Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

WHO IS ELIGIBLE FOR THE ANNUITY REWARDS BENEFIT?


Owners can elect the Annuity Rewards Death Benefit enhancement following the tenth (10th) anniversary of the Annuity's Issue Date. However, the Account Value on the date that the Annuity Rewards Benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any optional death benefit then in effect). The effective date must


* "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a Withdrawal of 50% of your deduct a charge equal to 0.25% per year of the average withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

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AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Death Benefit continued


occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.


PAYMENT OF DEATH BENEFITS

PAYMENT OF DEATH BENEFIT TO BENEFICIARY

Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:

- as a lump sum amount at any time within five (5) years of the date of death; or

- as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

      Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available."

SPOUSAL BENEFICIARY -- ASSUMPTION OF ANNUITY

You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.


      See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.


QUALIFIED BENEFICIARY CONTINUATION OPTION

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

- If death occurs BEFORE the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

- If death occurs AFTER the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.

      A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation. See the section entitled "How are Distributions From Qualified Contracts Taxed? -- Minimum Distributions after age 70 1/2."

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

      Upon election of this Qualified Beneficiary Continuation option:

- the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.

- the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.

- the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

- the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.

- the Fixed Allocations will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.

-     no additional Purchase Payments can be applied to the Annuity.

- other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.

- the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.

- the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.

- upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.

- all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

      Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

WHEN DO YOU DETERMINE THE DEATH BENEFIT?

We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

      Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Valuing Your Investment

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. The Account Value includes any Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances. When determining the Account Value on any day other than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?


The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.


HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

      Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

EXAMPLE

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next business day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

      There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

      The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

      American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

-     trading on the NYSE is restricted;

- an emergency exists making redemption or valuation of securities held in the separate account impractical; or

- the SEC, by order, permits the suspension or postponement for the protection of security holders.

      INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.

      ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions if none are provided.


      SCHEDULED TRANSACTIONS: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.


      UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

      MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

      TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com). You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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Valuing Your Investment continued

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

DISTRIBUTION CHARGE: The Distribution Charge is deducted under your Annuity during Annuity Years 1-10. At the end of the 10th Annuity Year, we will no longer deduct the Distribution Charge. On the date the charge no longer applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. THE ADJUSTMENT IN THE NUMBER OF UNITS AND UNIT PRICE WILL NOT AFFECT YOUR ACCOUNT VALUE. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.


      TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. On the date the charge no longer applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge, the Distribution Charge (if applicable) and any optional benefit or program still elected, but not the charge for the optional benefit or program that you terminated. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. THE ADJUSTMENT IN THE NUMBER OF UNITS AND UNIT PRICE WILL NOT AFFECT YOUR ACCOUNT VALUE. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge, the Distribution Charge (if applicable) and any other optional benefits that you have elected.


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Tax Considerations

The tax considerations associated with the Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

      This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

      Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

      It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

      If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.


      If you choose to defer the Annuity Date beyond the default date for your Contract, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".


TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

      If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

      If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

      After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Tax Considerations continued

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-     the amount is paid on or after you reach age 59 1/2 or die;

-     the amount received is attributable to your becoming disabled;

- generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years.) Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

      Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

      Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

      Tax consequences to the beneficiary vary among the death benefit payment options.

-     Choice 1: the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

CONSIDERATIONS FOR CONTINGENT ANNUITANTS: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment,

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AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

      State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

      Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

      An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

      Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

      Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

      If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

      If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

      If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

      Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

- You purchased more than one annuity contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

      Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs)

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Tax Considerations continued

which are subject to Sections 408(a), 408(b) and 408A of the Code. In addition, this contract may be purchased for use in connection with a corporate Pension and Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

      This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

      You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

TYPES OF TAX FAVORED PLANS

IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, if greater), less any applicable federal and state income tax withholding.


      Contributions Limits/Rollovers. Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. In 2005 the limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter.

      The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.


      Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-     Your rights as owner are non-forfeitable;

-     You cannot sell, assign or pledge the contract;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" described below.

      Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-     A 10% "early distribution penalty" described below;

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-     Failure to take a minimum distribution also described below.


      SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS


- If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
      (a) $42,000 in 2005 or (b) 25% of the employee's earned income (not including contribution as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2005, this limit is $210,000;


- SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and


- SEPs for small employers permit salary deferrals up to $14,000 in 2005 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation.


      You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

      ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-     Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
      (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

      Because of the way the contract is designed, you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.


      TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501 (c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $14,000 in 2005. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:


-     Your attainment of age 59 1/2;

-     Your severance of employment;

-     Your death;

-     Your total and permanent disability; or

- Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

      In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

      These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a

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Tax Considerations continued

mutual fund "custodial account" described under Code Section 403(b)(7).

Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


      Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.


      You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

      Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age
59 1/2. Amounts are not subject to this tax penalty if:

-     the amount is paid on or after you reach age 59 1/2 or die;

-     the amount received is attributable to your becoming disabled; or

- generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years.) Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

      Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-     For all other distributions, we will withhold at a 10% rate.

      We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

      Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

      Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuity.

      Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.


      Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

      Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.


      IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

General Information

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?

American Skandia Life Assurance Corporation ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

      American Skandia is in the business of issuing annuity and life insurance products. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; and (c) both fixed and variable immediate adjustable annuities.

      Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

      No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

SEPARATE ACCOUNT B

During the accumulation period, the assets supporting obligations based on allocations to the variable investment options are held in Sub-accounts of American Skandia Life Assurance

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under this Annuity and other annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account
B. The consolidation of Separate Account B had no impact on Annuity Owners.

We reserve the right to make changes to the Sub-accounts available under the Annuity as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

VALUES AND BENEFITS BASED ON ALLOCATIONS TO THE SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT PERFORMANCE OF THE UNDERLYING MUTUAL FUNDS OR FUND PORTFOLIOS, AS APPLICABLE. WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF ANY SUB-ACCOUNT. YOUR ACCOUNT VALUE ALLOCATED TO THE SUB-ACCOUNTS MAY INCREASE OR DECREASE. YOU BEAR THE ENTIRE INVESTMENT RISK. THERE IS NO ASSURANCE THAT THE ACCOUNT VALUE OF YOUR ANNUITY WILL EQUAL OR BE GREATER THAN THE TOTAL OF THE PURCHASE PAYMENTS YOU MAKE TO US.

SEPARATE ACCOUNT D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

      There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

      We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

GENERAL INFORMATION CONTINUED

managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

      American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co- investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

SERVICE FEES PAYABLE TO AMERICAN SKANDIA


American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of many of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under the Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.


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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity.

      ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

      The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

      Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.


      In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms or branches of firms to whom American Skandia pays a fee and the range of fees paid is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


      ADVERTISING: We may advertise certain information regarding the performance of the investment options. This information may help you review the performance of the investment options and provide a basis for comparison with other annuities. This information may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

      We may advertise the performance of the Portfolios in the form of "Standard" and "Non-standard" Total Returns calculated for each Sub-account. "Standard Total Return" figures assume a hypothetical initial investment of $1,000 allocated to a Sub-account during the most recent one, five and ten year periods (or since the inception date that the Portfolio has been offered as a Sub-account, if less). "Standard Total Return"

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

GENERAL INFORMATION CONTINUED

figures assume that the applicable Insurance Charge, Distribution Charge and the Annual Maintenance Fee are deducted and that the Annuity is surrendered at the end of the applicable period, meaning that any Contingent Deferred Sales Charge that would apply upon surrender is also deducted. "Standard Total Return" figures do not take into consideration any Credits. "Non-standard Total Return" figures include any performance figures that do not meet the SEC's rules for Standard Total Returns. "Non-standard Total Return" figures are calculated in the same manner as standardized returns except that the figures may not reflect all fees and charges. In particular, they may assume no surrender at the end of the applicable period so that the CDSC does not apply. "Non-standard Total Return" figures may assume Credits of 6%; however, Credits applied during Annuity Years 2-6 will receive less Credits on Purchase Payments and Purchase Payments applied after Annuity Year 6 will receive no Credits (see "How Do I Receive Credits?"). Standard and Non-standard Total Returns will not reflect the additional asset-based charges that are deducted when you elect any optional benefits. The additional cost associated with any optional benefits you elected will reduce your performance. Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the underlying Portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying Portfolios have been in existence, but the Sub-accounts have not. Such hypothetical historical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts. Hypothetical historical performance of the underlying Portfolios prior to the existence of the Sub-accounts may only be presented as Non-Standard Total Returns.

We may advertise the performance of money market-type Sub-accounts using a measure of the "current and effective yield". The current yield of a money market-type Sub-account is calculated based upon the previous seven-day period ending on the date of calculation. The effective yield of a money market-type Sub-account reflects the reinvestment of net income earned daily on the assets of such a Sub-account. The current and effective yields reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefits (if applicable) deducted against the Sub-account. In a low interest rate environment, yields for money market-type Sub-accounts, after deduction of the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefits (if applicable) may be negative even though the yield (before deducting for such charges) is positive. Current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying mutual funds for variable annuities and/or do not have additional asset-based charges deducted for the insurance protection provided by the Annuity.

Performance information on the Sub-accounts is based on past performance only and is not an indication or representation of future performance. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the total amount of asset-based charges assessed against each Sub-account will affect performance.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on current rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements we distribute may also compare the performance of our Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being

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                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook. American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by independent accountants. American Skandia's annual report for the year ended December 31, 2004, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone : 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


FINANCIAL STATEMENTS

The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

You can contact us by:

-     calling Skandia's telephone automated response system at 1-800-766-4530.


- writing to us via regular mail at American Skandia -- Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.


- sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com

- accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com

      You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your investment professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

GENERAL INFORMATION CONTINUED

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

As of the date of this Prospectus, American Skandia and its affiliates are not involved in any legal proceedings outside of the ordinary course of business. American Skandia and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, however, we do not anticipate that the outcome of any such legal proceedings will have a material adverse affect on the Separate Account, or American Skandia's ability to meet its obligations under the Annuity, or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about American Skandia

-     American Skandia Life Assurance Corporation

-     American Skandia Life Assurance Corporation Variable Account B

-     American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations

-     How We Calculate the Market Value Adjustment

General Information

-     Voting Rights

-     Modification

-     Deferral of Transactions

-     Misstatement of Age or Sex

-     Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A


APPENDIX A -- CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


UNIT PRICES AND NUMBERS OF UNITS: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2004.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                    YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------
SUB-ACCOUNT                                          2003             2002
-----------------------------------------------------------------------------
AST STRONG INTERNATIONAL EQUITY(1) (1989)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                   $        11.00          8.56
    Number of Units                                   2,415,394     2,569,506
    With any one of GRO Plus, EBP or HAV
    Unit Price                                   $        12.75          9.95
    Number of Units                                     936,678        90,759
    With GMWB
    Unit Value                                   $        12.74            --
    Number of Units                                      17,098            --
    With any two of GRO Plus, EBP or HAV
    Unit Value                                   $        12.72          9.95
    Number of Units                                     141,470         6,047
    With any one of EBP or HAV and GMWB
    Unit Value                                   $         6.87            --
    Number of Units                                     400,112            --
    With HAV, EBP and GRO Plus
    Unit Price                                   $        12.68            --
    Number of Units                                      13,590            --
    With HAV, EBP and GMWB
    Unit Price                                               --            --
    Number of Units                                          --            --
-----------------------------------------------------------------------------
AST WILLIAM BLAIR INTERNATIONAL GROWTH(2) (1997)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                   $        13.39          9.72
    Number of Units                                   5,547,558       835,523
    With any one of GRO Plus, EBP or HAV
    Unit Price                                   $        13.35          9.72
    Number of Units                                   6,498,151        78,368
    With GMWB
    Unit Value                                   $        13.34            --
    Number of Units                                     103,740            --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                   $        13.32          9.71
    Number of Units                                   1,009,679         5,178
    With any one of EBP or HAV and GMWB
    Unit Value                                   $        13.86            --
    Number of Units                                      29,434            --
    With HAV, EBP and GRO Plus
    Unit Price                                   $        13.28            --
    Number of Units                                      32,626            --
    With HAV, EBP and GMWB
    Unit Price                                               --            --
    Number of Units                                          --            --
-----------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                             YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------
SUB-ACCOUNT                                                 2003                   2002
-----------------------------------------------------------------------------------------
AST AMERICAN CENTURY INTERNATIONAL GROWTH(3) (1997)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                        $        10.48                 8.52
    Number of Units                                        2,537,977            2,252,674
    With any one of GRO Plus, EBP or HAV
    Unit Price                                        $        11.88                 9.69
    Number of Units                                          912,335              116,123
    With GMWB
    Unit Value                                        $        11.87                   --
    Number of Units                                              810                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                        $        11.85                 9.69
    Number of Units                                          108,175                1,896
    With any one of EBP or HAV and GMWB
    Unit Value                                        $         6.68                   --
    Number of Units                                          312,768                   --
    With HAV, EBP and GRO Plus
    Unit Price                                        $        11.82                   --
    Number of Units                                            1,100                   --
    With HAV, EBP and GMWB
    Unit Value                                                    --                   --
    Number of Units                                               --                   --
-----------------------------------------------------------------------------------------
AST DEAM INTERNATIONAL EQUITY(4) (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                        $        10.79                 8.19
    Number of Units                                        1,201,268              269,995
    With any one of GRO Plus, EBP or HAV
    Unit Price                                        $        12.86                 9.79
    Number of Units                                          368,945               22,770
    With GMWB
    Unit Value                                        $        12.85                   --
    Number of Units                                            5,504                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                        $        12.82                   --
    Number of Units                                           24,374                   --
    With any one of EBP or HAV and GMWB
    Unit Value                                        $         5.65                   --
    Number of Units                                           72,406                   --
    With HAV, EBP and GRO Plus
    Unit Price                                        $        12.79                   --
    Number of Units                                            1,767                   --
    With HAV, EBP and GMWB
    Unit Value                                                    --                   --
    Number of Units                                               --                   --
-----------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                        YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------
SUB-ACCOUNT                                           2003                     2002
-------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $        11.30                 9.04
    Number of Units                                    1,393,001              969,509
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $        12.31                 9.87
    Number of Units                                      916,888               32,306
    With GMWB
    Unit Value                                    $        12.29                   --
    Number of Units                                        4,306                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $        12.27                   --
    Number of Units                                       62,490                   --
    With any one of EBP or HAV and GMWB
    Unit Value                                    $         9.06                   --
    Number of Units                                      308,725                   --
    With HAV, EBP and GRO Plus
    Unit Price                                    $        12.24                   --
    Number of Units                                        6,069                   --
    With HAV, EBP and GMWB
    Unit Value                                                --                   --
    Number of Units                                           --                   --
-------------------------------------------------------------------------------------
AST PBHG SMALL-CAP GROWTH(5) (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $         9.89                 6.92
    Number of Units                                    3,292,593            1,970,250
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $        13.50                 9.48
    Number of Units                                    1,059,046               47,261
    With GMWB
    Unit Value                                    $        13.49                   --
    Number of Units                                        9,676                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $        13.46                 9.47
    Number of Units                                      138,936                6,595
    With any one of EBP or HAV and GMWB
    Unit Value                                    $        16.82                   --
    Number of Units                                       64,850                   --
    With HAV, EBP and GRO Plus
    Unit Price                                    $        13.43                   --
    Number of Units                                        4,691                   --
    With HAV, EBP and GMWB
    Unit Value                                                --                   --
    Number of Units                                           --                   --
-------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                          YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------
SUB-ACCOUNT                                               2003                   2002
---------------------------------------------------------------------------------------
AST DEAM SMALL-CAP GROWTH(6) (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $         11.13                 7.67
    Number of Units                                      1,682,193              639,695
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         14.06                 9.71
    Number of Units                                        480,221               12,122
    With GMWB
    Unit Value                                     $         14.05                   --
    Number of Units                                          1,850                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         14.02                 9.71
    Number of Units                                         89,708                1,728
    With any one of EBP or HAV and GMWB
    Unit Value                                     $          6.61                   --
    Number of Units                                        131,605                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         13.98                   --
    Number of Units                                          3,753                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH (2000)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $         12.74                 7.64
    Number of Units                                      3,085,373            1,255,415
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         16.40                 9.86
    Number of Units                                      2,615,505               63,097
    With GMWB
    Unit Value                                     $         16.38                   --
    Number of Units                                         37,078                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         16.35                 9.86
    Number of Units                                        362,906                4,107
    With any one of EBP or HAV and GMWB
    Unit Value                                     $          8.06                   --
    Number of Units                                         79,226                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         16.30                   --
    Number of Units                                         20,181                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                          YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------
SUB-ACCOUNT                                            2003                      2002
---------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE(7) (1997)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $        12.85                  9.26
    Number of Units                                     1,504,296             1,492,775
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $        13.97                 10.09
    Number of Units                                       102,500                   624
    With GMWB
    Unit Value                                                 --                    --
    Number of Units                                            --                    --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                                 --                    --
    Number of Units                                            --                    --
    With any one of EBP or HAV and GMWB
    Unit Value                                     $        16.67                    --
    Number of Units                                        73,852                    --
    With HAV, EBP and GRO Plus
    Unit Price                                                 --                    --
    Number of Units                                            --                    --
    With HAV, EBP and GMWB
    Unit Value                                                 --                    --
    Number of Units                                            --                    --
---------------------------------------------------------------------------------------
AST GABELLI SMALL-CAP VALUE(8) (1997)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $        12.42                  9.30
    Number of Units                                    10,183,346             6,141,523
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $        13.43                 10.08
    Number of Units                                     5,824,200               209,790
    With GMWB
    Unit Value                                     $        13.41                    --
    Number of Units                                       100,155                    --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $        13.39                 10.08
    Number of Units                                       767,455                17,411
    With any one of EBP or HAV and GMWB
    Unit Value                                     $        13.95                    --
    Number of Units                                       275,971                    --
    With HAV, EBP and GRO Plus
    Unit Price                                     $        13.35                    --
    Number of Units                                        34,978                    --
    With HAV, EBP and GMWB
    Unit Value                                                 --                    --
    Number of Units                                            --                    --
---------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                          YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------
SUB-ACCOUNT                                             2003                     2002
---------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $         10.81                 7.66
    Number of Units                                      1,134,865              423,387
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         14.19                10.08
    Number of Units                                        434,509               11,686
    With GMWB
    Unit Value                                     $         14.17                   --
    Number of Units                                         10,756                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         14.15                10.08
    Number of Units                                         70,597                5,211
    With any one of EBP or HAV and GMWB
    Unit Value                                     $         10.70                   --
    Number of Units                                         22,847                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         14.11                   --
    Number of Units                                            879                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH(9) (2000)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $         10.31                 7.97
    Number of Units                                      3,027,057            1,273,118
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         12.75                 9.87
    Number of Units                                      2,379,820               66,279
    With GMWB
    Unit Value                                     $         12.73                   --
    Number of Units                                         37,400                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         12.71                 9.87
    Number of Units                                        365,115                2,488
    With any one of EBP or HAV and GMWB
    Unit Value                                     $          3.73                   --
    Number of Units                                        175,708                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         12.68                   --
    Number of Units                                         12,201                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                          YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------
SUB-ACCOUNT                                              2003                   2002
----------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH(10) (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $          9.51                 7.41
    Number of Units                                      3,415,318            2,175,250
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         12.18                 9.51
    Number of Units                                      1,089,649               44,760
    With GMWB
    Unit Value                                     $         12.17                   --
    Number of Units                                         16,702                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         12.15                 9.51
    Number of Units                                         96,879                1,311
    With any one of EBP or HAV and GMWB
    Unit Value                                     $          6.01                   --
    Number of Units                                        294,816                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         12.11                   --
    Number of Units                                          5,407                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP VALUE(11) (1993)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $         12.01                 8.96
    Number of Units                                      8,530,129            5,118,558
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         13.34                 9.98
    Number of Units                                      4,786,623              163,415
    With GMWB
    Unit Value                                     $         13.33                   --
    Number of Units                                         87,253                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         13.31                 9.97
    Number of Units                                        610,598               10,745
    With any one of EBP or HAV and GMWB
    Unit Value                                     $         13.32                   --
    Number of Units                                        370,965                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         13.27                   --
    Number of Units                                         21,843                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                         YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------
SUB-ACCOUNT                                              2003                   2002
----------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH (2000)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $          9.07                 6.80
    Number of Units                                      2,002,166              658,419
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         12.45                 9.36
    Number of Units                                        636,548                6,409
    With GMWB
    Unit Value                                     $         12.43                   --
    Number of Units                                         10,356                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         12.41                 9.36
    Number of Units                                        106,376                3,466
    With any one of EBP or HAV and GMWB
    Unit Value                                     $          5.84                   --
    Number of Units                                         87,326                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         12.38                   --
    Number of Units                                          4,810                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------
AST GABELLI ALL-CAP VALUE (2000)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $         10.91                 8.17
    Number of Units                                      2,513,413            1,200,225
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         13.38                10.04
    Number of Units                                        727,500               28,449
    With GMWB
    Unit Value                                     $         13.37                   --
    Number of Units                                         12,627                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         13.35                10.04
    Number of Units                                        127,279                   88
    With any one of EBP or HAV and GMWB
    Unit Value                                     $          9.89                   --
    Number of Units                                        166,080                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         13.31                   --
    Number of Units                                          1,455                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                          YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------
SUB-ACCOUNT                                             2003                    2002
---------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES (1995)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $         12.59                 9.59
    Number of Units                                      2,011,627              724,670
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         13.67                10.44
    Number of Units                                        433,891                7,378
    With GMWB
    Unit Value                                     $         13.66                   --
    Number of Units                                         24,634                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         13.63                10.44
    Number of Units                                         77,245                5,472
    With any one of EBP or HAV and GMWB
    Unit Value                                     $         11.23                   --
    Number of Units                                          6,747                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         13.60
    Number of Units                                          1,035
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------
AST ALLIANCE GROWTH(12) (1996)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $          9.08                 7.46
    Number of Units                                      2,098,873            1,869,353
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $         11.34                 9.34
    Number of Units                                        717,430               31,105
    With GMWB
    Unit Value                                     $         11.32                   --
    Number of Units                                          2,206                   --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $         11.30                 9.34
    Number of Units                                        114,477                3,975
    With any one of EBP or HAV and GMWB
    Unit Value                                     $          5.72                   --
    Number of Units                                        267,109                   --
    With HAV, EBP and GRO Plus
    Unit Price                                     $         11.27                   --
    Number of Units                                          8,067                   --
    With HAV, EBP and GMWB
    Unit Value                                                  --                   --
    Number of Units                                             --                   --
---------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                   YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
SUB-ACCOUNT                                           2003               2002
--------------------------------------------------------------------------------
AST MFS GROWTH (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                   $         9.16             7.58
    Number of Units                                   4,784,269        2,930,432
    With any one of GRO Plus, EBP or HAV
    Unit Price                                   $        11.41             9.47
    Number of Units                                   2,222,614          134,574
    With GMWB
    Unit Value                                   $        11.40               --
    Number of Units                                      18,900               --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                   $        11.38             9.46
    Number of Units                                     207,063            2,437
    With any one of EBP or HAV and GMWB
    Unit Value                                   $         6.21               --
    Number of Units                                     262,995               --
    With HAV, EBP and GRO Plus
    Unit Price                                   $        11.35               --
    Number of Units                                      10,550               --
    With HAV, EBP and GMWB
    Unit Value                                               --               --
    Number of Units                                          --               --
--------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH (1997)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                   $        10.78             8.32
    Number of Units                                  20,138,164       10,144,317
    With any one of GRO Plus, EBP or HAV
    Unit Price                                   $        12.30             9.51
    Number of Units                                  14,975,841          457,013
    With GMWB
    Unit Value                                   $        12.28               --
    Number of Units                                     215,988               --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                   $        12.26             9.51
    Number of Units                                   2,031,583           30,465
    With any one of EBP or HAV and GMWB
    Unit Value                                   $         8.16               --
    Number of Units                                     925,591               --
    With HAV, EBP and GRO Plus
    Unit Price                                   $        12.23               --
    Number of Units                                      70,776               --
    With HAV, EBP and GMWB
    Unit Value                                               --               --
    Number of Units                                          --               --
--------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                       YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
SUB-ACCOUNT                                             2003             2002
--------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH(13) (1992)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                      $        9.45           7.67
    Number of Units                                     2,053,023      1,349,939
    With any one of GRO Plus, EBP or HAV
    Unit Price                                      $       11.63           9.46
    Number of Units                                       715,845         41,632
    With GMWB
    Unit Value                                      $       11.61             --
    Number of Units                                        17,452             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                      $       11.59             --
    Number of Units                                        49,620             --
    With any one of EBP or HAV and GMWB
    Unit Value                                      $        4.40             --
    Number of Units                                       395,905             --
    With HAV, EBP and GRO Plus
    Unit Price                                      $       11.56             --
    Number of Units                                           242             --
    With HAV, EBP and GMWB
    Unit Value                                                 --             --
    Number of Units                                            --             --
--------------------------------------------------------------------------------
AST DEAM LARGE-CAP GROWTH (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                      $        9.95           7.65
    Number of Units                                       716,993        207,816
    With any one of GRO Plus, EBP or HAV
    Unit Price                                      $       12.51           9.64
    Number of Units                                       516,012          9,837
    With GMWB
    Unit Value                                      $       12.49             --
    Number of Units                                         3,246             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                      $       12.47           9.64
    Number of Units                                       112,368          3,697
    With any one of EBP or HAV and GMWB
    Unit Value                                      $        9.85             --
    Number of Units                                        56,053             --
    With HAV, EBP and GRO Plus
    Unit Price                                      $       12.44             --
    Number of Units                                         5,662             --
    With HAV, EBP and GMWB
    Unit Value                                                 --             --
    Number of Units                                            --             --
--------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                      YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
SUB-ACCOUNT                                              2003             2002
--------------------------------------------------------------------------------
AST DEAM LARGE-CAP VALUE(14) (2000)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                       $       10.78          8.66
    Number of Units                                      1,072,256       664,649
    With any one of GRO Plus, EBP or HAV
    Unit Price                                       $       12.39          9.98
    Number of Units                                        583,969        18,250
    With GMWB
    Unit Value                                       $       12.38            --
    Number of Units                                          9,674            --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                       $       12.36          9.97
    Number of Units                                         58,333         4,906
    With any one of EBP or HAV and GMWB
    Unit Value                                       $        9.28            --
    Number of Units                                        137,247            --
    With HAV, EBP and GRO Plus
    Unit Price                                       $       12.32            --
    Number of Units                                          4,412            --
    With HAV, EBP and GMWB
    Unit Value                                                  --            --
    Number of Units                                             --            --
--------------------------------------------------------------------------------
AST ALLIANCE/BERNSTEIN GROWTH + VALUE (2001)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                       $        9.91          7.99
    Number of Units                                      1,387,072       965,912
    With any one of GRO Plus, EBP or HAV
    Unit Price                                       $       12.11          9.79
    Number of Units                                        667,395        11,345
    With GMWB
    Unit Value                                       $       12.09            --
    Number of Units                                          5,118            --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                       $       12.07          9.79
    Number of Units                                        115,455           704
    With any one of EBP or HAV and GMWB
    Unit Value                                       $        8.65            --
    Number of Units                                        154,955            --
    With HAV, EBP and GRO Plus
    Unit Price                                       $       12.04            --
    Number of Units                                          1,041            --
    With HAV, EBP and GMWB
    Unit Value                                                  --            --
    Number of Units                                             --            --
--------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                       YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
SUB-ACCOUNT                                             2003             2002
--------------------------------------------------------------------------------
AST SANFORD BERNSTEIN CORE VALUE (2001)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $       11.06            8.76
    Number of Units                                    3,621,862       6,005,922
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $       12.69           10.08
    Number of Units                                    2,277,726         386,259
    With GMWB
    Unit Value                                     $       12.67              --
    Number of Units                                       11,518              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $       12.65           10.08
    Number of Units                                      328,567          30,510
    With any one of EBP or HAV and GMWB
    Unit Value                                     $       10.62              --
    Number of Units                                      216,416              --
    With HAV, EBP and GRO Plus
    Unit Price                                     $       12.62              --
    Number of Units                                       10,893              --
    With HAV, EBP and GMWB
    Unit Value                                                --              --
    Number of Units                                           --              --
--------------------------------------------------------------------------------
AST COHEN & STEERS REALTY (1998)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                     $       13.63           10.08
    Number of Units                                    3,097,315       1,563,489
    With any one of GRO Plus, EBP or HAV
    Unit Price                                     $       13.92           10.33
    Number of Units                                    1,376,696          41,098
    With GMWB
    Unit Value                                     $       13.91              --
    Number of Units                                       13,615              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                     $       13.88           10.32
    Number of Units                                      270,852           6,429
    With any one of EBP or HAV and GMWB
    Unit Value                                     $       10.47              --
    Number of Units                                        8,884              --
    With HAV, EBP and GRO Plus
    Unit Price                                     $       13.84
    Number of Units                                        8,189
    With HAV, EBP and GMWB
    Unit Value                                                --              --
    Number of Units                                           --              --
--------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                       YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------
SUB-ACCOUNT                                              2003             2002
---------------------------------------------------------------------------------
AST SANFORD BERNSTEIN MANAGED INDEX 500(15) (1998)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                       $       10.23           8.17
    Number of Units                                      5,442,511      3,662,406
    With any one of GRO Plus, EBP or HAV
    Unit Price                                       $       12.25           9.81
    Number of Units                                      2,209,334         79,915
    With GMWB
    Unit Value                                       $       12.24             --
    Number of Units                                         16,957             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                       $       12.22           9.81
    Number of Units                                        203,573            383
    With any one of EBP or HAV and GMWB
    Unit Value                                       $        7.98             --
    Number of Units                                        293,662             --
    With HAV, EBP and GRO Plus
    Unit Price                                       $       12.18             --
    Number of Units                                          4,899             --
    With HAV, EBP and GMWB
    Unit Value                                                  --             --
    Number of Units                                             --             --
---------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH(16) (1997)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                       $       10.45           8.25
    Number of Units                                      2,115,438      1,751,136
    With any one of GRO Plus, EBP or HAV
    Unit Price                                       $       12.50           9.89
    Number of Units                                        846,118         36,829
    With GMWB
    Unit Value                                       $       12.48             --
    Number of Units                                          2,386             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                       $       12.46           9.89
    Number of Units                                        124,008          8,874
    With any one of EBP or HAV and GMWB
    Unit Value                                       $        8.22             --
    Number of Units                                        195,232             --
    With HAV, EBP and GRO Plus
    Unit Price                                       $       12.43             --
    Number of Units                                          4,612             --
    With HAV, EBP and GMWB
    Unit Value                                                  --             --
    Number of Units                                             --             --
---------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                               YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------
SUB-ACCOUNT                                      2003              2002
-------------------------------------------------------------------------
AST ALLIANCE GROWTH AND INCOME(17) (1992)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $        10.50           8.06
    Number of Units                             21,264,670      6,667,373
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $        12.77           9.83
    Number of Units                             13,386,166        165,588
    With GMWB
    Unit Value                              $        12.76             --
    Number of Units                                187,011             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $        12.74           9.83
    Number of Units                              2,029,598          6,100
    With any one of EBP or HAV and GMWB
    Unit Value                              $         9.88             --
    Number of Units                                976,756             --
    With HAV, EBP and GRO Plus
    Unit Price                              $        12.70             --
    Number of Units                                 69,435             --
    With HAV, EBP and GMWB
    Unit Value                                          --             --
    Number of Units                                     --             --
-------------------------------------------------------------------------
AST MFS GROWTH WITH INCOME (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $         9.69           8.09
    Number of Units                              1,421,128      1,053,007
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $        11.60           9.71
    Number of Units                                556,083         17,242
    With GMWB
    Unit Value                              $        11.58             --
    Number of Units                                 11,154             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $        11.56           9.71
    Number of Units                                 88,557            538
    With any one of EBP or HAV and GMWB
    Unit Value                              $         7.55             --
    Number of Units                                105,608             --
    With HAV, EBP and GRO Plus
    Unit Price                              $        11.53             --
    Number of Units                                    552             --
    With HAV, EBP and GMWB
    Unit Value                                          --             --
    Number of Units                                     --             --
-------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                               YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------
SUB-ACCOUNT                                     2003             2002
-------------------------------------------------------------------------
AST INVESCO CAPITAL INCOME(18) (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $        9.83           8.34
    Number of Units                             2,647,064      2,110,071
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       11.65           9.90
    Number of Units                               651,074         30,714
    With GMWB
    Unit Value                              $       11.63             --
    Number of Units                                21,961             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       11.61           9.90
    Number of Units                                90,092          5,934
    With any one of EBP or HAV and GMWB
    Unit Value                              $        8.66             --
    Number of Units                               347,275             --
    With HAV, EBP and GRO Plus
    Unit Price                              $       11.58             --
    Number of Units                                   332             --
    With HAV, EBP and GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
------------------------------------------------------------------------
AST DEAM GLOBAL ALLOCATION(19) (1993)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       10.24           8.71
    Number of Units                               898,161        847,517
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       11.65           9.94
    Number of Units                               155,865          3,088
    With GMWB
    Unit Value                              $       11.64             --
    Number of Units                                   483             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       11.62           9.93
    Number of Units                                34,914             94
    With any one of EBP or HAV and GMWB
    Unit Value                              $        8.40             --
    Number of Units                               303,295             --
    With HAV, EBP and GRO Plus
    Unit Price                              $       11.58             --
    Number of Units                                 1,169             --
    With HAV, EBP and GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------
SUB-ACCOUNT                                             2003            2002
------------------------------------------------------------------------------
AST AMERICAN CENTURY STRATEGIC BALANCED (1997)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $       10.69           9.14
    Number of Units                                   2,045,205      1,126,058
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $       11.62           9.97
    Number of Units                                     930,516         15,835
    With GMWB
    Unit Value                                    $       11.61             --
    Number of Units                                      18,977             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $       11.59           9.97
    Number of Units                                      58,741          2,760
    With any one of EBP or HAV and GMWB
    Unit Value                                    $        9.46             --
    Number of Units                                     196,909             --
    With HAV, EBP and GRO Plus
    Unit Price                                    $       11.56             --
    Number of Units                                      11,783             --
    With HAV, EBP and GMWB
    Unit Value                                               --             --
    Number of Units                                          --             --
------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $       11.09           9.09
    Number of Units                                   2,243,566        921,329
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $       12.12           9.96
    Number of Units                                     955,716         21,928
    With GMWB
    Unit Value                                    $       12.11             --
    Number of Units                                      27,414             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $       12.09           9.96
    Number of Units                                     160,339            150
    With any one of EBP or HAV and GMWB
    Unit Value                                    $       10.48             --
    Number of Units                                       2,741             --
    With HAV, EBP and GRO Plus
    Unit Price                                    $       12.05
    Number of Units                                      31,706
    With HAV, EBP and GMWB
    Unit Value                                               --             --
    Number of Units                                          --             --
------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------
SUB-ACCOUNT                                      2003            2002
-------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND(20) (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $        12.59          11.34
    Number of Units                              2,962,471      1,739,313
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $        11.42          10.31
    Number of Units                              1,827,606         36,822
    With GMWB
    Unit Value                              $        11.40             --
    Number of Units                                 24,361             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $        11.38          10.31
    Number of Units                                279,110          3,700
    With any one of EBP or HAV and GMWB
    Unit Value                              $        13.23             --
    Number of Units                                148,319             --
    With HAV, EBP and GRO Plus
    Unit Price                              $        11.35             --
    Number of Units                                 12,591             --
    With HAV, EBP and GMWB
    Unit Value                                          --             --
    Number of Units                                     --             --
-------------------------------------------------------------------------
AST FEDERATED HIGH YIELD (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $        11.61           9.71
    Number of Units                             12,201,163      5,592,940
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $        12.24          10.26
    Number of Units                              3,684,174         74,022
    With GMWB
    Unit Value                              $        12.23             --
    Number of Units                                 27,535             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $        12.21          10.26
    Number of Units                                379,114          6,524
    With any one of EBP or HAV and GMWB
    Unit Value                              $        10.60             --
    Number of Units                                346,126             --
    With HAV, EBP and GRO Plus
    Unit Price                              $        12.17             --
    Number of Units                                 28,237             --
    With HAV, EBP and GMWB
    Unit Value                                          --             --
    Number of Units                                     --             --
-------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                               YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
SUB-ACCOUNT                                     2003             2002
------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE (2000)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       11.61           9.94
    Number of Units                             7,751,236      4,146,530
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       11.92          10.23
    Number of Units                             4,628,945        162,571
    With GMWB
    Unit Value                              $       11.90             --
    Number of Units                                42,593             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       11.88          10.23
    Number of Units                               624,019          7,474
    With any one of EBP or HAV and GMWB
    Unit Value                              $       11.60             --
    Number of Units                               423,485             --
    With HAV, EBP and GRO Plus
    Unit Price                              $       11.85             --
    Number of Units                                28,346             --
    With HAV, EBP and GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
------------------------------------------------------------------------
AST DEAM BOND (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       10.87          10.65
    Number of Units                               535,054        561,446
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       10.34          10.16
    Number of Units                               209,384         12,055
    With GMWB
    Unit Value                              $       10.33             --
    Number of Units                                 6,981             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       10.31          10.15
    Number of Units                                26,513            595
    With any one of EBP or HAV and GMWB
    Unit Value                              $       10.76             --
    Number of Units                                58,096             --
    With HAV, EBP and GRO Plus
    Unit Price                              $       10.28             --
    Number of Units                                 2,367             --
    With HAV, EBP and GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------
SUB-ACCOUNT                                      2003             2002
--------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND (1994)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $        10.95           10.57
    Number of Units                             26,287,388      20,544,075
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $        10.51           10.17
    Number of Units                             16,012,778         604,147
    With GMWB
    Unit Value                              $        10.49              --
    Number of Units                                378,676              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $        10.48           10.17
    Number of Units                              2,192,336          36,236
    With any one of EBP or HAV and GMWB
    Unit Value                              $        12.76              --
    Number of Units                              1,558,557              --
    With HAV, EBP and GRO Plus
    Unit Price                              $        10.45              --
    Number of Units                                119,982              --
    With HAV, EBP and GMWB
    Unit Value                                          --              --
    Number of Units                                     --              --
--------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND (1995)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $        10.51           10.34
    Number of Units                             15,242,856      11,274,642
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $        10.22           10.08
    Number of Units                              5,152,783         215,314
    With GMWB
    Unit Value                              $        10.21              --
    Number of Units                                 36,640              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $        10.19           10.08
    Number of Units                                636,860          80,547
    With any one of EBP or HAV and GMWB
    Unit Value                              $        11.65              --
    Number of Units                                329,629              --
    With HAV, EBP and GRO Plus
    Unit Price                              $        10.16              --
    Number of Units                                 35,430              --
    With HAV, EBP and GMWB
    Unit Value                                          --              --
    Number of Units                                     --              --
--------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                               YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                     2003             2002
---------------------------------------------------------------------------------------------------------
AST MONEY MARKET (1992)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                                             $         9.86            9.96
    Number of Units                                                            32,730,501      36,255,772
    With any one of GRO Plus, EBP or HAV
    Unit Price                                                             $         9.86            9.99
    Number of Units                                                             7,176,983         999,737
    With GMWB
    Unit Value                                                             $         9.85              --
    Number of Units                                                                81,304              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                                             $         9.83            9.99
    Number of Units                                                             1,118,618          70,899
    With any one of EBP or HAV and GMWB
    Unit Value                                                             $        10.13              --
    Number of Units                                                                35,505              --
    With HAV, EBP and GRO Plus
    Unit Price                                                             $         9.80              --
    Number of Units                                                               149,705              --
    With HAV, EBP and GMWB
    Unit Value                                                                         --              --
    Number of Units                                                                    --              --
---------------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust -- GVIT DEVELOPING MARKETS(21) (1996)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                                             $        13.60            8.66
    Number of Units                                                             1,763,660         283,466
    With any one of GRO Plus, EBP or HAV
    Unit Price                                                             $        15.56            9.93
    Number of Units                                                               415,864          21,816
    With GMWB
    Unit Value                                                             $        15.54              --
    Number of Units                                                                12,503              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                                             $        15.52            9.93
    Number of Units                                                                44,993             442
    With any one of EBP or HAV and GMWB
    Unit Value                                                             $        10.88              --
    Number of Units                                                                   843              --
    With HAV, EBP and GRO Plus
    Unit Price                                                             $        15.47              --
    Number of Units                                                                 1,871              --
    With HAV, EBP and GMWB
    Unit Value                                                                         --              --
    Number of Units                                                                    --              --
---------------------------------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------
SUB-ACCOUNT                                              2003            2002
------------------------------------------------------------------------------
Wells Fargo Variable Trust -- EQUITY INCOME (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                        $     10.23         8.25
    Number of Units                                       314,757      196,720
    With any one of GRO Plus, EBP or HAV
    Unit Price                                        $     12.26         9.90
    Number of Units                                       251,071       10,707
    With GMWB
    Unit Value                                        $     12.25           --
    Number of Units                                         5,900           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                        $     12.23         9.90
    Number of Units                                        15,983           91
    With any one of EBP or HAV and GMWB
    Unit Value                                        $     15.29           --
    Number of Units                                        15,958           --
    With HAV, EBP and GRO Plus
    Unit Price                                                 --           --
    Number of Units                                            --           --
    With HAV, EBP and GMWB
    Unit Value                                                 --           --
    Number of Units                                            --           --
------------------------------------------------------------------------------
INVESCO VIF -- DYNAMICS (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                        $      9.61         7.09
    Number of Units                                       889,464      543,762
    With any one of GRO Plus, EBP or HAV
    Unit Price                                        $     13.12         9.70
    Number of Units                                       634,308       32,635
    With GMWB
    Unit Value                                        $     13.11           --
    Number of Units                                         4,848           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                        $     13.08         9.70
    Number of Units                                        38,518          576
    With any one of EBP or HAV and GMWB
    Unit Value                                                 --           --
    Number of Units                                            --           --
    With HAV, EBP and GRO Plus
    Unit Price                                        $     13.05           --
    Number of Units                                         3,083           --
    With HAV, EBP and GMWB
    Unit Value                                                 --           --
    Number of Units                                            --           --
------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                   YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------
SUB-ACCOUNT                                          2003           2002
--------------------------------------------------------------------------
INVESCO VIF -- TECHNOLOGY (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $      7.87         5.50
    Number of Units                                   578,651      293,307
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $     13.35           --
    Number of Units                                     3,695           --
    With GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                             --           --
    Number of Units                                        --           --
    With any one of EBP or HAV and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
    With HAV, EBP and GRO Plus
    Unit Price                                             --           --
    Number of Units                                        --           --
    With HAV, EBP and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
--------------------------------------------------------------------------
INVESCO VIF -- HEALTH SCIENCES (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $     10.05         8.00
    Number of Units                                   698,364      475,873
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $     11.93         9.51
    Number of Units                                   381,478        5,444
    With GMWB
    Unit Value                                    $     11.91           --
    Number of Units                                     2,077           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $     11.89         9.51
    Number of Units                                    55,867          140
    With any one of EBP or HAV and GMWB
    Unit Value                                    $     10.85           --
    Number of Units                                     1,330           --
    With HAV, EBP and GRO Plus
    Unit Price                                             --           --
    Number of Units                                        --           --
    With HAV, EBP and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
--------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                   YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------
SUB-ACCOUNT                                          2003            2002
--------------------------------------------------------------------------
INVESCO VIF -- FINANCIAL SERVICES (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $     11.17         8.76
    Number of Units                                   607,265      366,258
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $     12.61         9.92
    Number of Units                                   200,360        1,897
    With GMWB
    Unit Value                                    $     12.60           --
    Number of Units                                    20,268           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $     12.58         9.92
    Number of Units                                    50,250          141
    With any one of EBP or HAV and GMWB
    Unit Value                                    $     10.46           --
    Number of Units                                     1,378           --
    With HAV, EBP and GRO Plus
    Unit Price                                    $     12.54           --
    Number of Units                                       751           --
    With HAV, EBP and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
--------------------------------------------------------------------------
INVESCO VIF -- TELECOMMUNICATIONS (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $      7.63         5.78
    Number of Units                                   191,663       94,004
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $     12.42         9.43
    Number of Units                                    68,278          770
    With GMWB
    Unit Value                                    $     12.41           --
    Number of Units                                     1,742           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $     12.39         9.42
    Number of Units                                     8,279          454
    With any one of EBP or HAV and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
    With HAV, EBP and GRO Plus
    Unit Price                                             --           --
    Number of Units                                        --           --
    With HAV, EBP and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
--------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                   YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------
SUB-ACCOUNT                                          2003            2002
--------------------------------------------------------------------------
Evergreen VA -- INTERNATIONAL EQUITY(22) (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $     11.65         8.15
    Number of Units                                   189,143      113,389
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $     12.78         9.67
    Number of Units                                    76,749        3,669
    With GMWB
    Unit Value                                    $     10.45           --
    Number of Units                                       827           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $     12.74           --
    Number of Units                                     6,492           --
    With any one of EBP or HAV and GMWB
    Unit Value                                    $     10.64           --
    Number of Units                                    81,555           --
    With HAV, EBP and GRO Plus
    Unit Price                                    $     12.71           --
    Number of Units                                     1,395           --
    With HAV, EBP and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
--------------------------------------------------------------------------
Evergreen VA -- SPECIAL EQUITY (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                    $     11.12         7.44
    Number of Units                                   815,621      127,728
    With any one of GRO Plus, EBP or HAV
    Unit Price                                    $     14.69         9.85
    Number of Units                                   293,794       12,520
    With GMWB
    Unit Value                                    $     14.67           --
    Number of Units                                     3,620           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                    $     14.65         9.85
    Number of Units                                    58,548          533
    With any one of EBP or HAV and GMWB
    Unit Value                                    $      8.83           --
    Number of Units                                    23,503           --
    With HAV, EBP and GRO Plus
    Unit Price                                             --           --
    Number of Units                                        --           --
    With HAV, EBP and GMWB
    Unit Value                                             --           --
    Number of Units                                        --           --
--------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                              YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------
SUB-ACCOUNT                                     2003             2002
----------------------------------------------------------------------
Evergreen VA -- OMEGA (2000)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       10.71         7.78
    Number of Units                               404,789       39,943
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       13.21           --
    Number of Units                                56,002           --
    With GMWB
    Unit Value                              $       13.19           --
    Number of Units                                   283           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       13.17           --
    Number of Units                                25,003           --
    With any one of EBP or HAV and GMWB
    Unit Value                              $        8.97           --
    Number of Units                                19,658           --
    With HAV, EBP and GRO Plus
    Unit Price                              $       13.13           --
    Number of Units                                 1,855           --
    With HAV, EBP and GMWB
    Unit Value                                         --           --
    Number of Units                                    --           --
----------------------------------------------------------------------
ProFund VP -- EUROPE(30) (1999)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       10.83         7.93
    Number of Units                             2,116,400      292,396
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       13.20         9.70
    Number of Units                               158,208        2,625
    With GMWB
    Unit Value                              $       13.18           --
    Number of Units                                13,365           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       13.16           --
    Number of Units                                40,636           --
    With any one of EBP or HAV and GMWB
    Unit Value                              $       11.09           --
    Number of Units                                 3,060           --
    With HAV, EBP and GRO Plus
    Unit Price                                         --           --
    Number of Units                                    --           --
    With HAV, EBP and GMWB
    Unit Value                                         --           --
    Number of Units                                    --           --
----------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                             YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------
SUB-ACCOUNT                                    2003           2002
--------------------------------------------------------------------
ProFund VP -- ASIA(30) (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $     12.57         7.75
    Number of Units                             942,605      281,993
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     15.96         9.86
    Number of Units                             131,276        6,995
    With GMWB
    Unit Value                              $     15.94           --
    Number of Units                              10,432           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $     15.91           --
    Number of Units                              33,050           --
    With any one of EBP or HAV and GMWB
    Unit Value                              $     10.43           --
    Number of Units                               1,873           --
    With HAV, EBP and GRO Plus
    Unit Price                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------
ProFund VP -- JAPAN (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $      9.03         7.24
    Number of Units                             426,718       65,845
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     12.70        10.21
    Number of Units                              76,553          351
    With GMWB
    Unit Value                              $     12.69           --
    Number of Units                               1,883           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $     12.67           --
    Number of Units                              10,769           --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GRO Plus
    Unit Price                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                              YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------
SUB-ACCOUNT                                        2003          2002
----------------------------------------------------------------------
ProFund VP -- BANKS (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       10.90         8.56
    Number of Units                                93,067      101,136
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       12.86        10.13
    Number of Units                                34,962        3,422
    With GMWB
    Unit Value                                         --           --
    Number of Units                                    --           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       12.83           --
    Number of Units                                 6,833           --
    With any one of EBP or HAV and GMWB
    Unit Value                                         --           --
    Number of Units                                    --           --
    With HAV, EBP and GRO Plus
    Unit Price                              $       12.79           --
    Number of Units                                 1,039           --
    With HAV, EBP and GMWB
    Unit Value                                         --           --
    Number of Units                                    --           --
----------------------------------------------------------------------
ProFund VP -- BASIC MATERIALS (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       10.95         8.46
    Number of Units                             1,512,864       76,331
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       13.35        10.34
    Number of Units                               100,189           12
    With GMWB
    Unit Value                              $       13.33           --
    Number of Units                                 8,054           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       13.31           --
    Number of Units                                15,986           --
    With any one of EBP or HAV and GMWB
    Unit Value                                         --           --
    Number of Units                                    --           --
    With HAV, EBP and GRO Plus
    Unit Price                                         --           --
    Number of Units                                    --           --
    With HAV, EBP and GMWB
    Unit Value                                         --           --
    Number of Units                                    --           --
----------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                             YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------
SUB-ACCOUNT                                    2003           2002
--------------------------------------------------------------------
ProFund VP -- BIOTECHNOLOGY (2001)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $      9.75         7.09
    Number of Units                             208,971      130,082
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     13.53           --
    Number of Units                                 847           --
    With GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                       --           --
    Number of Units                                  --           --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GRO Plus
    Unit Price                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------
ProFund VP -- CONSUMER CYCLICAL (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $      9.04         7.25
    Number of Units                             136,269      128,022
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     11.66         9.37
    Number of Units                              30,700        2,426
    With GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $     11.62           --
    Number of Units                               5,655           --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GRO Plus
    Unit Price                              $     11.59           --
    Number of Units                               3,817           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
SUB-ACCOUNT                                       2003            2002
------------------------------------------------------------------------
ProFund VP -- CONSUMER NON-CYCLICAL (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                $        9.64         8.28
    Number of Units                                  58,425      148,446
    With any one of GRO Plus, EBP or HAV
    Unit Price                                $       11.51         9.90
    Number of Units                                  12,720        2,303
    With GMWB
    Unit Value                                $       11.49           --
    Number of Units                                     954           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                           --           --
    Number of Units                                      --           --
    With any one of EBP or HAV and GMWB
    Unit Value                                $       10.67           --
    Number of Units                                   4,737           --
    With HAV, EBP and GRO Plus
    Unit Price                                           --           --
    Number of Units                                      --           --
    With HAV, EBP and GMWB
    Unit Value                                           --           --
    Number of Units                                      --           --
------------------------------------------------------------------------
ProFund VP -- ENERGY (2001)
    WITH NO OPTIONAL BENEFITS
    Unit Price                                $       10.48         8.71
    Number of Units                               1,225,844      299,833
    With any one of GRO Plus, EBP or HAV
    Unit Price                                $       12.14        10.12
    Number of Units                                 114,553        1,660
    With GMWB
    Unit Value                                $       12.12           --
    Number of Units                                   4,007           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                $       12.10           --
    Number of Units                                  25,623           --
    With any one of EBP or HAV and GMWB
    Unit Value                                           --           --
    Number of Units                                      --           --
    With HAV, EBP and GRO Plus
    Unit Price                                $       12.07           --
    Number of Units                                   2,434           --
    With HAV, EBP and GMWB
    Unit Value                                           --           --
    Number of Units                                      --           --
------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                             YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------
SUB-ACCOUNT                                     2003          2002
--------------------------------------------------------------------
ProFund VP -- FINANCIAL (2001)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $     11.23         8.85
    Number of Units                             398,159      221,377
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     12.45         9.84
    Number of Units                             134,420        2,066
    With GMWB
    Unit Value                              $     12.44           --
    Number of Units                               1,060           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $     12.42           --
    Number of Units                              27,402           --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GRO Plus
    Unit Price                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------
ProFund VP -- HEALTHCARE (2001)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $      9.17         7.94
    Number of Units                             707,449      388,508
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     11.05         9.59
    Number of Units                             244,228        6,831
    With GMWB
    Unit Value                              $     11.04           --
    Number of Units                               1,969           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $     11.02           --
    Number of Units                              56,392           --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GRO Plus
    Unit Price                              $     10.99           --
    Number of Units                               2,123           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                             YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------
SUB-ACCOUNT                                     2003          2002
--------------------------------------------------------------------
ProFund VP -- INDUSTRIAL (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $     10.01         7.93
    Number of Units                             318,339       12,642
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     12.85           --
    Number of Units                              20,601           --
    With GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $     12.81           --
    Number of Units                               4,507           --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GRO Plus
    Unit Price                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------
ProFund VP -- INTERNET (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $     15.00         8.57
    Number of Units                             206,876      306,572
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     16.67           --
    Number of Units                               1,210           --
    With GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                       --           --
    Number of Units                                  --           --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GRO Plus
    Unit Price                                       --           --
    Number of Units                                  --           --
    With HAV, EBP and GMWB
    Unit Value                                       --           --
    Number of Units                                  --           --
--------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                               YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
SUB-ACCOUNT                                     2003              2002
------------------------------------------------------------------------
ProFund VP -- PHARMACEUTICALS (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $        8.89           8.56
    Number of Units                               266,978        136,559
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $        9.97           9.63
    Number of Units                                77,105          2,545
    With GMWB
    Unit Value                              $        9.96             --
    Number of Units                                 2,871             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $        9.94             --
    Number of Units                                 6,346             --
    With any one of EBP or HAV and GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
    With HAV, EBP and GRO Plus
    Unit Price                              $        9.91             --
    Number of Units                                 1,646             --
    With HAV, EBP and GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
------------------------------------------------------------------------
ProFund VP -- PRECIOUS METALS (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $       13.29           9.70
    Number of Units                             1,329,806      1,175,651
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $       15.44          11.30
    Number of Units                               390,896         19,964
    With GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $       15.39             --
    Number of Units                                44,664             --
    With any one of EBP or HAV and GMWB
    Unit Value                                         --             --
    Number of Units                                    --             --
    With HAV, EBP and GRO Plus
    Unit Price                              $       15.35             --
    Number of Units                                 1,458             --
    With HAV, EBP and GMWB
    Unit Value                              $       11.55             --
    Number of Units                                23,284             --
------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                               YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------
SUB-ACCOUNT                                     2003              2002
-----------------------------------------------------------------------
ProFund VP -- REAL ESTATE (2001)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $     12.91            9.86
    Number of Units                             462,906         441,318
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     13.33           10.20
    Number of Units                             136,941          12,789
    With GMWB
    Unit Value                              $     13.31              --
    Number of Units                               3,835              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                              $     13.29              --
    Number of Units                              32,970              --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --              --
    Number of Units                                  --              --
    With HAV, EBP and GRO Plus
    Unit Price                                       --              --
    Number of Units                                  --              --
    With HAV, EBP and GMWB
    Unit Value                                       --              --
    Number of Units                                  --              --
-----------------------------------------------------------------------
ProFund VP -- SEMICONDUCTOR (2002)
    WITH NO OPTIONAL BENEFITS
    Unit Price                              $      9.51            5.14
    Number of Units                             423,958          93,241
    With any one of GRO Plus, EBP or HAV
    Unit Price                              $     15.93              --
    Number of Units                               3,475              --
    With GMWB
    Unit Value                                       --              --
    Number of Units                                  --              --
    With any two of GRO Plus, EBP or HAV
    Unit Price                                       --              --
    Number of Units                                  --              --
    With any one of EBP or HAV and GMWB
    Unit Value                                       --              --
    Number of Units                                  --              --
    With HAV, EBP and GRO Plus
    Unit Price                                       --              --
    Number of Units                                  --              --
    With HAV, EBP and GMWB
    Unit Value                                       --              --
    Number of Units                                  --              --
-----------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                            YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------
SUB-ACCOUNT                                   2003            2002
-------------------------------------------------------------------
ProFund VP -- TECHNOLOGY (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                $    8.66          6.03
  Number of Units                             497,972       254,131
  With any one of GRO Plus, EBP or HAV
  Unit Price                                $   13.30            --
  Number of Units                               6,845            --
  With GMWB
  Unit Value                                       --            --
  Number of Units                                  --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --            --
  Number of Units                                  --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --            --
  Number of Units                                  --            --
  With HAV, EBP and GRO Plus
  Unit Price                                       --            --
  Number of Units                                  --            --
  With HAV, EBP and GMWB
  Unit Value                                       --            --
  Number of Units                                  --            --
-------------------------------------------------------------------
ProFund VP -- TELECOMMUNICATIONS (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                $    7.21          7.15
  Number of Units                             398,350       272,408
  With any one of GRO Plus, EBP or HAV
  Unit Price                                $   10.08         10.03
  Number of Units                              47,283         3,642
  With GMWB
  Unit Value                                       --            --
  Number of Units                                  --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                $   10.05            --
  Number of Units                              13,783            --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --            --
  Number of Units                                  --            --
  With HAV, EBP and GRO Plus
  Unit Price                                       --            --
  Number of Units                                  --            --
  With HAV, EBP and GMWB
  Unit Value                                       --            --
  Number of Units                                  --            --
-------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                             YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------
SUB-ACCOUNT                                    2003             2002
----------------------------------------------------------------------
ProFund VP -- UTILITIES (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      9.34            7.83
  Number of Units                              618,427         521,419
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     12.63           10.61
  Number of Units                               93,690           8,871
  With GMWB
  Unit Value                               $     12.62              --
  Number of Units                                8,137              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $     12.60              --
  Number of Units                               10,588              --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --              --
  Number of Units                                   --              --
  With HAV, EBP and GRO Plus
  Unit Price                                        --              --
  Number of Units                                   --              --
  With HAV, EBP and GMWB
  Unit Value                                        --              --
  Number of Units                                   --              --
----------------------------------------------------------------------
ProFund VP -- BULL (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      9.84            7.97
  Number of Units                            3,563,562         954,792
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     12.01            9.75
  Number of Units                              708,248          10,297
  With GMWB
  Unit Value                               $     12.00              --
  Number of Units                                1,179              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $     11.98            9.75
  Number of Units                               58,349             400
  With any one of EBP or HAV and GMWB
  Unit Value                               $     10.58              --
  Number of Units                                  427              --
  With HAV, EBP and GRO Plus
  Unit Price                               $     11.94              --
  Number of Units                               10,714              --
  With HAV, EBP and GMWB
  Unit Value                                        --              --
  Number of Units                                   --              --
----------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                             YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------
SUB-ACCOUNT                                   2003              2002
----------------------------------------------------------------------
ProFund VP -- BEAR (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      8.44           11.38
  Number of Units                            1,886,515       1,532,543
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $      7.49           10.13
  Number of Units                              716,467          28,618
  With GMWB
  Unit Value                                        --              --
  Number of Units                                   --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $      7.47           10.13
  Number of Units                               36,686           1,514
  With any one of EBP or HAV and GMWB
  Unit Value                               $      9.29              --
  Number of Units                                7,927              --
  With HAV, EBP and GRO Plus
  Unit Price                               $      7.45              --
  Number of Units                               13,622              --
  With HAV, EBP and GMWB
  Unit Value                               $      9.29              --
  Number of Units                                7,293              --
----------------------------------------------------------------------
ProFund VP -- ULTRABULL(23) (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $     10.20            6.78
  Number of Units                            1,431,345         297,435
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     14.42            9.61
  Number of Units                                1,432             245
  With GMWB
  Unit Value                                        --              --
  Number of Units                                   --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --              --
  Number of Units                                   --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --              --
  Number of Units                                   --              --
  With HAV, EBP and GRO Plus
  Unit Price                                        --              --
  Number of Units                                   --              --
  With HAV, EBP and GMWB
  Unit Value                                        --              --
  Number of Units                                   --              --
----------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                               YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------
SUB-ACCOUNT                                     2003             2002
-----------------------------------------------------------------------
ProFund VP -- OTC (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $     9.32            6.45
  Number of Units                             4,445,234       1,346,852
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    13.47            9.36
  Number of Units                               810,005          13,113
  With GMWB
  Unit Value                                 $    13.46              --
  Number of Units                                 5,378              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    13.44              --
  Number of Units                                34,480              --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --              --
  Number of Units                                    --              --
  With HAV, EBP and GRO Plus
  Unit Price                                         --              --
  Number of Units                                    --              --
  With HAV, EBP and GMWB
  Unit Value                                         --              --
  Number of Units                                    --              --
-----------------------------------------------------------------------
ProFund VP -- SHORT OTC (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $     6.78           11.00
  Number of Units                             1,535,439         433,181
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $     6.42           10.43
  Number of Units                               196,526          15,308
  With GMWB
  Unit Value                                         --              --
  Number of Units                                    --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $     6.40              --
  Number of Units                                20,167              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $     9.49              --
  Number of Units                                 7,708              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $     6.38              --
  Number of Units                                16,907              --
  With HAV, EBP and GMWB
  Unit Value                                         --              --
  Number of Units                                    --              --
-----------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                              YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
SUB-ACCOUNT                                    2003              2002
------------------------------------------------------------------------
ProFund VP -- ULTRAOTC (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      7.03              3.53
  Number of Units                            3,410,589         1,003,123
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     17.30              8.70
  Number of Units                                5,905               233
  With GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --                --
  Number of Units                                   --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
  With HAV, EBP and GRO Plus
  Unit Price                                        --                --
  Number of Units                                   --                --
  With HAV, EBP and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
------------------------------------------------------------------------
ProFund VP -- MID-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $     10.23              7.66
  Number of Units                            1,455,513           438,387
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     13.40             10.06
  Number of Units                              462,172             4,777
  With GMWB
  Unit Value                               $     13.39                --
  Number of Units                                4,164                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $     13.36             10.06
  Number of Units                               99,189             4,799
  With any one of EBP or HAV and GMWB
  Unit Value                               $     10.77                --
  Number of Units                                3,516                --
  With HAV, EBP and GRO Plus
  Unit Price                               $     13.33                --
  Number of Units                                  916                --
  With HAV, EBP and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                               YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
SUB-ACCOUNT                                   2003                2002
------------------------------------------------------------------------
ProFund VP -- MID-CAP GROWTH (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      9.69              7.70
  Number of Units                            1,009,867           439,054
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     12.32              9.82
  Number of Units                              295,528             1,587
  With GMWB
  Unit Value                               $     12.31                --
  Number of Units                                2,028                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $     12.28              9.81
  Number of Units                               47,141             1,583
  With any one of EBP or HAV and GMWB
  Unit Value                               $     10.24                --
  Number of Units                                3,933                --
  With HAV, EBP and GRO Plus
  Unit Price                               $     12.25                --
  Number of Units                                1,274                --
  With HAV, EBP and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
------------------------------------------------------------------------
ProFund VP -- ULTRAMID-CAP (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      9.55              5.71
  Number of Units                            1,112,311           477,953
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     16.46              9.86
  Number of Units                              136,523             1,673
  With GMWB
  Unit Value                               $     16.44                --
  Number of Units                                3,746                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $     16.41                --
  Number of Units                               88,028                --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
  With HAV, EBP and GRO Plus
  Unit Price                               $     16.37                --
  Number of Units                                  557                --
  With HAV, EBP and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                              YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
SUB-ACCOUNT                                   2003                2002
------------------------------------------------------------------------
ProFund VP -- SMALL-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      9.39              7.09
  Number of Units                            5,144,632           994,778
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     13.41             10.15
  Number of Units                            1,218,990            19,019
  With GMWB
  Unit Value                               $     13.39                --
  Number of Units                               24,769                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $     13.37                --
  Number of Units                              207,523                --
  With any one of EBP or HAV and GMWB
  Unit Value                               $     10.67                --
  Number of Units                                4,223                --
  With HAV, EBP and GRO Plus
  Unit Price                               $     13.33                --
  Number of Units                               28,687                --
  With HAV, EBP and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
------------------------------------------------------------------------
ProFund VP -- SMALL-CAP GROWTH (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $     10.16              7.69
  Number of Units                            3,868,951           772,260
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     13.05              9.91
  Number of Units                            1,289,398            10,572
  With GMWB
  Unit Value                               $     13.04                --
  Number of Units                               21,997                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $     13.01                --
  Number of Units                              210,595                --
  With any one of EBP or HAV and GMWB
  Unit Value                               $     10.44                --
  Number of Units                                2,529                --
  With HAV, EBP and GRO Plus
  Unit Price                               $     12.98                --
  Number of Units                               30,164                --
  With HAV, EBP and GMWB
  Unit Value                                        --                --
  Number of Units                                   --                --
------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                 YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
SUB-ACCOUNT                                      2003                2002
---------------------------------------------------------------------------
ProFund VP -- ULTRASMALL-CAP(24) (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $     12.04              6.14
  Number of Units                               1,702,558           212,085
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $     19.43                --
  Number of Units                                  13,082                --
  With GMWB
  Unit Value                                           --                --
  Number of Units                                      --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           --                --
  Number of Units                                      --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                           --                --
  Number of Units                                      --                --
  With HAV, EBP and GRO Plus
  Unit Price                                           --                --
  Number of Units                                      --                --
  With HAV, EBP and GMWB
  Unit Value                                           --                --
  Number of Units                                      --                --
---------------------------------------------------------------------------
ProFund VP -- U.S. GOVERNMENT PLUS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $     11.08             11.56
  Number of Units                                 731,470         2,486,854
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      9.75             10.19
  Number of Units                                 291,892            22,148
  With GMWB
  Unit Value                                  $      9.73                --
  Number of Units                                  14,956                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $      9.72             10.19
  Number of Units                                  32,854               609
  With any one of EBP or HAV and GMWB
  Unit Value                                           --                --
  Number of Units                                      --                --
  With HAV, EBP and GRO Plus
  Unit Price                                           --                --
  Number of Units                                      --                --
  With HAV, EBP and GMWB
  Unit Value                                           --                --
  Number of Units                                      --                --
---------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                      YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
SUB-ACCOUNT                                           2003                2002
-------------------------------------------------------------------------------
ProFund VP -- RISING RATES OPPORTUNITY (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      $      7.56              8.02
  Number of Units                                   1,817,924           165,792
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $      9.12              9.69
  Number of Units                                     445,486             9,028
  With GMWB
  Unit Value                                      $      9.11                --
  Number of Units                                       4,991                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $      9.09                --
  Number of Units                                      82,598                --
  With any one of EBP or HAV and GMWB
  Unit Value                                               --                --
  Number of Units                                          --                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $      9.07                --
  Number of Units                                      10,876                --
  With HAV, EBP and GMWB
  Unit Value                                               --                --
  Number of Units                                          --                --
-------------------------------------------------------------------------------
FIRST TRUST(R) 10 UNCOMMON VALUES (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      $      9.16              6.80
  Number of Units                                      66,435            19,826
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $     13.17                --
  Number of Units                                         467                --
  With GMWB
  Unit Value                                               --                --
  Number of Units                                          --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                               --                --
  Number of Units                                          --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                               --                --
  Number of Units                                          --                --
  With HAV, EBP and GRO Plus
  Unit Price                                               --                --
  Number of Units                                          --                --
  With HAV, EBP and GMWB
  Unit Value                                               --                --
  Number of Units                                          --                --
-------------------------------------------------------------------------------

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

                                                             YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------
SUB-ACCOUNT                                                  2003               2002
-------------------------------------------------------------------------------------
Prudential -- SP JENNISON INTERNATIONAL GROWTH (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                              $     10.97            8.01
  Number of Units                                             516,764          89,806
  With any one of GRO Plus, EBP or HAV
  Unit Price                                              $     13.09            9.59
  Number of Units                                             115,375           5,196
  With GMWB
  Unit Value                                              $     13.07              --
  Number of Units                                               6,338              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                              $     13.05              --
  Number of Units                                               5,912              --
  With any one of EBP or HAV and GMWB
  Unit Value                                              $      7.54              --
  Number of Units                                              23,909              --
  With HAV, EBP and GRO Plus
  Unit Price                                                       --              --
  Number of Units                                                  --              --
  With HAV, EBP and GMWB
  Unit Value                                                       --              --
  Number of Units                                                  --              --
-------------------------------------------------------------------------------------

1: Effective December 10, 2001, Strong Capital Management, Inc. became Sub-advisor of the Portfolio. Between May 3, 1999 and December 10, 2001, A I M Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST AIM International Equity." Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam International Equity." Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Equity Portfolio."

2: Effective November 11, 2002, William Blair & Company, L.L.C. became Sub-advisor of the Portfolio. Prior to November 11, 2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."

3: This Portfolio reflects the addition of the net assets of the AST American Century International Growth Portfolio II ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.

4: Effective May 1, 2002, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2002, Founders Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Founders Passport." Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."

5: Effective September 17, 2001, Pilgrim Baxter & Associates, Ltd. became Sub-advisor of the Portfolio. Prior to September 17, 2001, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Small-Cap Growth." Prior to December 31, 1998, Founders Asset Management, LLC served as Sub-advisor of the Portfolio, then named "Founders Capital Appreciation Portfolio."

6: Effective December 10, 2001, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to December 10, 2001, Zurich Scudder Investments, Inc. served as Sub-advisor of the Portfolio, then named "AST Scudder Small-Cap Growth Portfolio". Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."

7: Effective May 1, 2001, Goldman Sachs Asset Management became Sub-advisor of the Portfolio. Prior to May 1, 2001, Lord, Abbett & Company Served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."

8: Effective October 23, 2000, GAMCO Investors, Inc. became Sub-advisor of the Portfolio. Prior to October 23, 2000, T. Rowe Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."

9: Effective November 11, 2002, Goldman Sachs Asset Management became Sub-advisor of the Portfolio. Prior to November 11, 2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."

10: Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."

11: Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."

12: Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Between December 31, 1998 and May 1, 2000, OppenheimerFunds, Inc. served as Sub-advisor of the Portfolio, then named "AST Oppenheimer Large-Cap Growth Portfolio." Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio."

13: Effective November 11, 2002, Goldman Sachs Asset Management became Sub-advisor of the Portfolio. Prior to November 11, 2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."

14: Effective May 1, 2002, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX A

Appendix A -- Condensed Financial Information About Separate Account B continued

15: Effective May 1, 2000, Sanford C. Bernstein & Co., Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Bankers Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."

16: Effective May 3, 1999, American Century Investment Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value Growth & Income."

17: Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."

18: Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.

19: Effective May 1, 2002, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2002, A I M Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST AIM Balanced." Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Balanced." Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio, then named "AST Phoenix Balanced Asset Portfolio."

20: Effective August 8, 2000, T. Rowe Price International, Inc. became Sub-advisor of the Portfolio. Effective May 1, 2000, the name of the Portfolio was changed to the "AST T. Rowe Price Global Bond". Effective May 1, 1996, Rowe Price-Fleming International, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."

21: Effective June 20, 2003, pursuant to a shareholder vote, the Emerging Markets portfolio of Montgomery Variable Series was reorganized into the Developing Markets portfolio of Gartmore Variable Investment Trust. The Montgomery Variable Series -- Emerging Markets portfolio no longer exists.

22: Effective December 5, 2003, pursuant to a shareholder approval, the Evergreen VA Global Leaders Portfolio merged into the Evergreen VA International Equity Portfolio. The Evergreen VA Global Leaders Portfolio no longer exists.

23: Effective May 1, 2003, the ProFunds VP Bull Plus portfolio changed its name to ProFund VP UltraBull to reflect a change in its investment objective.

24: Prior to May 1, 2000, ProFund VP UltraSmall-Cap was named "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R) Index.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX B

Appendix B -- Calculation of Optional Death Benefits

EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

                Account Value of variable
Growth =    investment options plus Interim      minus        Purchase Payments -
               Value of Fixed Allocations                  proportional withdrawals
                    (no MVA applies)

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase

Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12 months prior to the date of death, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

Growth  =  $75,000 - [$50,000 - $0]
        =  $25,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
        =  $25,000 X 0.40
        =  $10,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
        =  $85,000

Examples with market decline

Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12 months prior to the date of death, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

Growth  =  $45,000 - [$50,000 - $0]
        =  $-5,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
        NO BENEFIT IS PAYABLE
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
        =  $50,000

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX B

Appendix B -- Calculation of Optional Death Benefits continued

IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL

DEATH BENEFIT.

Example with market increase and withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12 months prior to the date of death, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

Growth  =  $90,000 - [$50,000 - ($50,000 X $15,000/$75,000)]
        =  $90,000 - [$50,000 - $10,000]
        =  $90,000 - $40,000
        =  $50,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
        =  $50,000 - 0.40
        =  $20,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
        =  $110,000

EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION

The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value =  $90,000 - [$90,000 X $15,000/$75,000]
                          =  $90,000 - $18,000
                          =  $72,000
Basic Death Benefit       =  max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                          =  max [$80,000, $40,000]
                          =  $80,000

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX B

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value =  $80,000 + $15,000 - [($80,000 + $15,000) X $5,000/$70,000]
                          =  $80,000 + $15,000 - $6,786
                          =  $88,214
Basic Death Benefit       =  max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                          =  max [$75,000, $60,357]
                          =  $75,000

EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX B

Appendix B -- Calculation of Optional Death Benefits continued

Roll-Up Value                = {($67,005 - $3,350) - [($67,005 - $3,350) X $1,650/($45,000 - $3,350)]} X 1.05
                             = ($63,655 - $2,522) X 1.05
                             = $64,190
Highest Anniversary Value    = $70,000 - [$70,000 X $5,000/$45,000]
                             = $70,000 - $7,778
                             = $62,222
Basic Death Benefit          = max [$43,000, $50,000 - ($50,000 X $5,000/$45,000)]
                             = max [$43,000, $44,444]
                             = $44,444

Example with death after Death Benefit Target Date

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                = $81,445 + $15,000 - [($81,445 + $15,000) X $5,000/$70,000]
                             = $81,445 + $15,000 - $6,889
                             = $89,556
Highest Anniversary Value    = $85,000 + $15,000 - [($85,000 + $15,000) X $5,000/$70,000]
                             = $85,000 + $15,000 - $7,143
                             = $92,857
Basic Death Benefit          = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,0000) X $5,000/$70,000}]
                             = max [$75,000, $60,357]
                             = $75,000

EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION


The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000 (includes any Credits). Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX B


died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.


Highest Daily Value    = $90,000 - [$90,000 X $15,000/$75,000]
                       = $90,000 - $18,000
                       = $72,000
Basic Death Benefit    = max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                       = max [$80,000, $40,000]
                       = $80,000


The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.


Highest Daily Value    = $80,000 + $15,000 - [($80,000 + $15,000) X $5,000/$70,000]
                       = $80,000 + $15,000 - $6,786
                       = $88,214
Basic Death Benefit    = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                       = max [$75,000, $60,357]
                       = $75,000


The Death Benefit therefore is $88,214.

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

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX C

Appendix C -- Plus40(TM) Optional Life Insurance Rider


AMERICAN SKANDIA'S PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER WAS OFFERED, IN THOSE STATES WHERE APPROVED, BETWEEN JANUARY 23, 2002 AND MAY 1, 2003. THE DESCRIPTION BELOW OF THE PLUS40(TM) BENEFIT APPLIES TO THOSE CONTRACT OWNERS WHO PURCHASED AN ANNUITY DURING THAT TIME PERIOD AND ELECTED THE PLUS40(TM) BENEFIT.


THE LIFE INSURANCE COVERAGE PROVIDED UNDER THE PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER ("PLUS40(TM) RIDER" OR THE "RIDER") IS SUPPORTED BY AMERICAN SKANDIA'S GENERAL ACCOUNT AND IS NOT SUBJECT TO, OR REGISTERED AS A SECURITY UNDER, EITHER THE SECURITIES ACT OF 1933 OR THE INVESTMENT COMPANY ACT OF 1940. INFORMATION ABOUT THE PLUS40(TM) RIDER IS INCLUDED AS AN APPENDIX TO THIS PROSPECTUS TO HELP YOU UNDERSTAND THE RIDER AND THE RELATIONSHIP BETWEEN THE RIDER AND THE VALUE OF YOUR ANNUITY. IT IS ALSO INCLUDED BECAUSE YOU CAN ELECT TO PAY FOR THE RIDER WITH TAXABLE WITHDRAWALS FROM YOUR ANNUITY. THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THIS INFORMATION. HOWEVER, THE INFORMATION MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

     THE INCOME TAX-FREE LIFE INSURANCE PAYABLE TO YOUR BENEFICIARY(IES) UNDER THE PLUS40(TM) RIDER IS EQUAL TO 40% OF THE ACCOUNT VALUE OF YOUR ANNUITY AS OF THE DATE WE RECEIVE DUE PROOF OF DEATH, SUBJECT TO CERTAIN ADJUSTMENTS, RESTRICTIONS AND LIMITATIONS DESCRIBED BELOW.

ELIGIBILITY

The Plus40(TM) rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable -- the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum allowable age to purchase the Plus40(TM) rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40(TM) rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS


     - If you die during the first 24 months following the effective date of the Plus40(TM) rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40(TM) rider if you die within 24 months of its effective date.


     - If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

     - If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40(TM) rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

     - If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM) rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

     - If charges for the Plus40(TM) rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX C

Appendix C -- Plus40(TM) Optional Life Insurance Rider continued

     - If the age of any person covered under the Plus40(TM) rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

     - On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT

The Plus40(TM) rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40(TM) rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40(TM) rider or similar life insurance coverage.

     - The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

     - The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40(TM) riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40(TM) rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION

If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40(TM) rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

     The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40(TM) rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40(TM) rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE Plus40(TM) RIDER

The Plus40(TM) rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40(TM) rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX C

                      PERCENTAGE OF
ATTAINED AGE          ACCOUNT VALUE
Age 40-75                  .80%
Age 76-80                 1.60%
Age 81-85                 3.20%
Age 86-90                 4.80%
Age 91                    6.50%
Age 92                    7.50%
Age 93                    8.50%
Age 94                    9.50%
Age 95                   10.50%

     The charge for the Plus40(TM) rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

     We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

     You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

     - If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age
         59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

     - If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION

You can terminate the Plus40(TM) rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40(TM) rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40(TM) rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40(TM) rider.

CHANGES IN ANNUITY DESIGNATIONS

Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40(TM) rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX C

Appendix C -- Plus40(TM) Optional Life Insurance Rider continued

SPOUSAL ASSUMPTION

A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, THE DEATH BENEFIT UNDER THE PLUS40(TM) RIDER WILL BE PAID DESPITE THE FACT THAT THE ANNUITY WILL CONTINUE. The spousal beneficiary can apply the death benefit proceeds under the Plus40(TM) rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40(TM) rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION

The Plus40(TM) rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

     If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40(TM) rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.


     We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX D

Appendix D -- Description and Calculation of Previously Offered Optional Death Benefits


IF YOU PURCHASED YOUR ANNUITY BEFORE NOVEMBER 18, 2002 AND WERE NOT A RESIDENT OF THE STATE OF NEW YORK, THE FOLLOWING OPTIONAL DEATH BENEFITS WERE OFFERED:


ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

     THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDES A BENEFIT THAT IS PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

     1.  the basic Death Benefit described above
         PLUS

     2. 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

     "DEATH BENEFIT AMOUNT" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

     "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

     The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 50% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT.

NOTE: YOU MAY NOT ELECT THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IF YOU HAVE ELECTED ANY OTHER OPTIONAL DEATH BENEFIT.

GUARANTEED MINIMUM DEATH BENEFIT

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX D

Appendix D -- Description and Calculation of Previously Offered Optional Death Benefits continued

KEY TERMS USED WITH THE GUARANTEED MINIMUM DEATH BENEFIT

- The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

- The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".

- The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

- A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

CALCULATION OF GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

ANNUITIES WITH JOINT OWNERS

For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

ANNUITIES OWNED BY ENTITIES

For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX D

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?

We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

     1.  on each anniversary of the Issue Date;

     2. when Account Value is transferred to our general account prior to the Annuity Date;

     3.  if you surrender your Annuity; and

     4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

     If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

     We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

     Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

     NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase

Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Purchase Payments     = $50,000
Account Value         = $75,000
Basic Death Benefit   = $75,000
Death Benefit Amount  = $75,000 - $50,000 = $25,000

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit = $75,000 + $12,500 = $87,500

Examples with market decline

Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX D

Appendix D -- Description and Calculation of Previously Offered Optional Death Benefits continued

Purchase Payments      = $50,000
Account Value          = $40,000
Basic Death Benefit    = $50,000
Death Benefit Amount   = $50,000 - $50,000 = $0

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit = $50,000 + $0 = $50,000

     IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT CALCULATION

The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

     NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example of market increase

Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease

Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease

Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX E

Appendix E -- Selecting the Variable Annuity That's Right for You

American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity.

     The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

     Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:

     -   Your age;

     - The amount of your investment and any planned future deposits into the annuity;

     - How long you intend to hold the annuity (also referred to as investment time horizon);

     -   Your desire to make withdrawals from the annuity;

     -   Your investment return objectives;

     -   The effect of optional benefits that may be elected, and

     - Your desire to minimize costs and/or maximize return associated with the annuity.

     The following chart outlines some of the different features for each American Skandia Annuity. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

     In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

     Your registered representative can provide you with prospectuses of one or more of these variable annuities noted in this document and can guide you to Selecting the Variable Annuity That's Right for You.

AMERICAN SKANDIA ANNUITY PRODUCT COMPARISON

Below is a summary of American Skandia's annuity products. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your investment professional can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

                                       ASL II                 APEX II                 ASAP III             XTRA CREDIT SIX
--------------------------------------------------------------------------------------------------------------------------------
Minimum Investment(1)         $15,000 (NQ*)/$5,000     $10,000 (NQ*)/           $10,000 (NQ*)/           $10,000 (NQ*)/
                              (Q*)                     $5,000(Q*)               $5,000(Q*)               $5,000(Q*)

Maximum Issue Age             No Maximum Age           85                       80                       75

Withdrawal Charge Schedule    None                     4 Years                  8 Years                  10 Years
                                                       (8.5%, 8%, 7%, 6%)       (7.5%, 7%, 6.5%, 6%,     (9%, 9%, 8.5%, 8%,
                                                                                5%, 4%, 3%, 2%)          7%, 6%, 5%, 4%, 3%,
                                                                                                         2%)

Insurance and                 1.65%                    1.65%                    1.25% years 1-8;         1.65% years 1-10;
distribution charge                                                             0.65% years 9+           0.65% years 11+

Contract Charges              Lesser of $35 or 2% of   Lesser of $35 or 2% of   Lesser of $35 or 2% of   Lesser of $35 or 2% of
                              Account Value**          Account Value**          Account Value**          Account Value

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX E

Appendix E -- Selecting the Variable Annuity That's Right for You continued


                                        ASL II                    APEX II                  ASAP III              XTRA CREDIT SIX
------------------------------------------------------------------------------------------------------------------------------------
Minimum Investment(1)           $15,000 (NQ*)/$5,000       $10,000 (NQ*)/           $10,000 (NQ*)/           $10,000 (NQ*)/
                                (Q*)                       $5,000(Q*)               $5,000(Q*)               $5,000(Q*)

Contract Credit                 No                         No                       No                       Yes based on year
                                                                                                             purchase payment
                                                                                                             received for first 6
                                                                                                             years of contract 6%,
                                                                                                             5%, 4%, 3%, 2%, 1%)

Fixed Rate Account              Fixed Rates Available      Fixed Rates Available    Fixed Rates Available    Fixed Rates Available
(early withdrawals are          (As of May 1, 2005         (As of May 1, 2005       ((As of May 1, 2005      ((As of May 1, 2005
subject a market value          currently offering         currently offering       currently offering       currently offering
adjustment)                     durations of:              durations of:            durations of:            durations of:
                                1,2,3,5,7,10 years)        1,2,3,5,7,10 years)      1,2,3,5,7,10 years)      1,2,3,5,7,10 years)

Variable Investment Options(2)  All options available      All options available    All options available    All options available

Standard Death Benefit          Prior to age 85: The       The greater of:          The greater of:          The greater of:
                                greater of: purchase       purchase payments less   purchase payments less   purchase payments
                                payments less              proportional             proportional             less proportional
                                proportional               withdrawals or account   withdrawals or account   withdrawals or account
                                withdrawals or account     value.                   value.                   value less an amount
                                value. On or after age                                                       equal to the credits
                                85: account value                                                            applied within the 12
                                                                                                             months prior to date of
                                                                                                             death.

Optional Death Benefits (for    Enhanced Beneficiary       EBP II HDV HAV Combo     EBP II HDV HAV Combo     EBP II HDV HAV
an additional cost)(3)          Protection (EBP) Highest   5% Roll Up/HAV           5% Roll Up/HAV           Combo 5% Roll Up/
                                Daily Value (HDV)                                                            HAV
                                Highest Account Value
                                (HAV) Combo 5% Roll
                                Up/HAV

Living Benefits (for an         GRO/ GRO Plus              GRO/ GRO Plus GMWB       GRO/ GRO Plus GMWB       GRO/ GRO Plus GMWB
additional cost)(4)             Guaranteed Minimum         GMIB Lifetime 5          GMIB Lifetime 5          GMIB Lifetime 5
                                Withdrawal Benefit
                                (GMWB) Guaranteed
                                Minimum Income
                                Benefit (GMIB) Lifetime
                                5

Annuity Rewards(5)              Not Available              Available after          Available after          Available after
                                                           withdrawal period        withdrawal period        withdrawal period

----------------

* NQ represents assets that do not qualify under IRS Regulations as a tax qualified plan; Q represents assets that qualify under IRS Regulations as a tax qualified plan

**  Contract charges are waived for account values greater than $100,000.

(1) NQ refers to the Non-tax qualified annuity, which means that purchase payments are made with after tax dollars and you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. Q refers to a tax qualified annuity which means that purchase payments are made with before tax dollars and you generally are not taxed on the purchase payments or the investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. For more information refer to "Why Would I choose to Purchase this Annuity?" in the "Introduction" section in the Prospectus.

(2) If you are purchasing your annuity through an Investment Professional that is associated with Wells Fargo or Linsco/Private Ledger your variable investment option choices may be different than those that are offered through other broker-dealers.

(3) For more information on these benefits, refer to the "Death Benefit" section in the Prospectus.

(4) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.

(5) The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at lease equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX E

HYPOTHETICAL ILLUSTRATION


The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified if an initial investment of $100,000 is made into each contract earning a gross rate of return of 0% and 6% respectively. The values shown below are also based on the additional assumptions that appear below the illustrations:


     The Annuity Value displays the current account value assuming no surrender while the surrender value assumes a 100% surrender on the day after the contract anniversary therefore reflecting the decrease in surrender charge where applicable Shaded cells represent the product with the highest customer surrender value for the contract year. Multiple shaded cells represent a tie between two or more annuities.

0% GROSS RATE OF RETURN


                  ASL II               APEX II               ASAP III           XTRA CREDIT 6
------------------------------------------------------------------------------------------------
CONTRACT   ANNUITY   SURRENDER   ANNUITY   SURRENDER   ANNUITY   SURRENDER   ANNUITY   SURRENDER
--------   -------   ---------   -------   ---------   -------   ---------   -------   ---------
  YEAR      VALUE      VALUE      VALUE      VALUE      VALUE      VALUE      VALUE      VALUE
------------------------------------------------------------------------------------------------
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25


6% GROSS RATE OF RETURN



                  ASL II                APEX II              ASAP III           XTTA CREDIT 6
------------------------------------------------------------------------------------------------
CONTRACT   ANNUITY   SURRENDER   ANNUITY   SURRENDER   ANNUITY   SURRENDER   ANNUITY   SURRENDER
--------   -------   ---------   -------   ---------   -------   ---------   -------   ---------
  YEAR      VALUE      VALUE      VALUE      VALUE      VALUE      VALUE      VALUE      VALUE
------------------------------------------------------------------------------------------------
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25

                                 AMERICAN SKANDIA XTRA CREDIT(SM) SIX PROSPECTUS

                                                                      APPENDIX E

Appendix E -- Selecting the Variable Annuity That's Right for You continued

Assumptions:

The values indicated in the hypothetical illustrations include assumptions as to rates of return, expenses, deposits and withdrawals. The values that you actually experience under an Annuity will be different from what is depicted if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). The hypothetical illustrations above assume:.

-   No subsequent deposits or withdrawals are made from the contract.

- The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:

    - 1.67% based on the fees and expenses of the underlying portfolios as of December 31, 2003. The arithmetic average of all fund expenses are computed by adding Portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

    - The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable) as well as the charge the Highest Daily Value Death Benefit and Lifetime Five Living Benefit.

- The Annuity Value and Surrender Value are further reduced by the Annual maintenance fee. For XTra Credit 6 and APEX II, the Annuity Value and Surrender Value also reflect the addition of any applicable bonus credits.

                       This page intentionally left blank

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASXT II-SIX--PROS (05/2005).


                     --------------------------------------
                                (print your name)

                     --------------------------------------
                                    (address)

                     --------------------------------------
                              (city/state/zip code)

                       This page intentionally left blank

Variable Annuity Issued by:                            Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                  AMERICAN SKANDIA
ASSURANCE CORPORATION                                           MARKETING, INCORPORATED
A Prudential Financial Company                           A Prudential Financial Company
One Corporate Drive                                                 One Corporate Drive
Shelton, Connecticut 06484                                   Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                       Telephone: 203-926-1888
http://www.americanskandia.prudential.com     http://www.americanskandia.prudential.com

                               MAILING ADDRESSES:


                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                  P.O. Box 7960
                             Philadelphia, PA 19176

                                  EXPRESS MAIL:
                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                 2101 Welsh Road
                                Dresher, PA 19025

IRA Disclosure Statement

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary. Our contracts have been submitted to the IRS for approval for use as a prototype. Approval for this contract has either been received or is pending.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days after it is delivered, or applicable state required period, if longer. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to [the Prudential Annuity Service Center at the address shown on the back of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $50,000 in 2005, with the amount of IRA contribution which may be reduced proportionately for Adjusted Gross Income between $50,000 - $60,000. For married couples filing jointly, the applicable dollar limitation is $70,000, with the amount of IRA contribution which may be reduced proportionately between $70,000 - $80,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $60,000 for individuals and $80,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

     Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $14,000 in 2005, with a permitted catch-up contribution of $4,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.


     The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.


     Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $42,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.


This IRA Disclosure Statement is not part of this Prospectus.

IRA Disclosure Statement continued

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

     If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

     Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year, as discussed below.

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

     Contributions in excess of the contribution limits may be subject to penalty. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

     Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

     A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

     You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

     The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS -- 50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is defined under IRS regulations. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary, or as a program of minimum distributions. This annuity or minimum distribution program must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

     For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

     UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

     "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
(1) the distribution must be made (a) after the owner of the IRA attains age
59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first

IRA Disclosure Statement continued

from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

     Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. If you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                         [AMERICAN SKANDIA LOGO]

AMERICAN SKANDIA'S PRIVACY POLICY


At American Skandia(1), the basic principles of our privacy policy, described in more detail below, are (1) AMERICAN SKANDIA DOES NOT SELL NONPUBLIC PERSONAL INFORMATION ABOUT ITS CUSTOMERS and (2) AMERICAN SKANDIA SHARES NONPUBLIC PERSONAL INFORMATION ABOUT YOU ONLY TO PROVIDE AND ADMINISTER OUR PRODUCTS AND SERVICES TO YOU. Unless we receive authorization from you or are required or permitted to do so under law, we do not otherwise share nonpublic personal information about you.


     THIS PRIVACY POLICY APPLIES TO ALL OF AMERICAN SKANDIA'S PRODUCTS AND SERVICES (INCLUDING ANNUITIES AND LIFE INSURANCE), AND ANY FUTURE PRODUCTS OR SERVICES AMERICAN SKANDIA MAY DEVELOP OR PROVIDE TO INDIVIDUALS. WE RESERVE THE RIGHT TO CHANGE OUR PRIVACY POLICY AND WILL KEEP YOU INFORMED OF ANY SUCH CHANGES.

I. INFORMATION WE MAY COLLECT ABOUT YOU

You may provide us with, or we may collect, nonpublic personal information that allows us to provide and administer our products and services. This includes personal FINANCIAL information, (such as net worth and annual income) and personal HEALTH information, (such as medical history). We only disclose personal health information with your prior written authorization or as otherwise permitted or required by law. Therefore, in the remainder of this notice, unless otherwise noted, references to nonpublic personal information exclude all personal health information.

     We collect nonpublic personal information from the following sources:

     - Information we receive from you on applications or other forms such as your name, address, and social security number;

     - Information about your transactions with us, our affiliates, or others such as your account balances;

     - Information we receive from other third parties such as a consumer reporting agency; and

     - Information we receive or obtain during your visits to our Web site. We may employ "cookies" while you are visiting our Web site. A "cookie" is a set of information that our web server assigns to your hard drive when you visit our site. Utilizing "cookies" helps us understand what parts of our site you find most useful and where you may be likely to return on our site in the future. If you choose to disable "cookies" you may not be able to utilize our services to the fullest extent.

PLEASE NOTE THAT PUBLICLY AVAILABLE INFORMATION, EXCEPT IN LIMITED CIRCUMSTANCES, IS NOT CONSIDERED NONPUBLIC PERSONAL INFORMATION.

II. INFORMATION THAT WE MAY DISCLOSE

WE MAY DISCLOSE THE NONPUBLIC PERSONAL INFORMATION THAT WE COLLECT AS DESCRIBED ABOVE TO PROVIDE AND ADMINISTER OUR PRODUCTS AND SERVICES TO YOU. THIS APPLIES TO BOTH CURRENT CUSTOMERS AND FORMER CUSTOMERS.

     WE MAY ALSO DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT YOU TO AFFILIATED AND NON-AFFILIATED THIRD PARTIES WITH YOUR CONSENT OR AS OTHERWISE MAY BE REQUIRED OR PERMITTED BY LAW.

III. POLICIES AND PRACTICES WITH RESPECT TO PROTECTING THE CONFIDENTIALITY, SECURITY, AND INTEGRITY OF YOUR INFORMATION

We restrict access to nonpublic personal information, including personal health information, about you to those employees who need it to provide products or services to you and as otherwise described above. We maintain physical, electronic, and procedural safeguards that comply with applicable law to guard nonpublic personal information.

IV. FURTHER INFORMATION

YOU HAVE THE RIGHT TO ACCESS NONPUBLIC PERSONAL INFORMATION ABOUT YOU THAT WE MAINTAIN, UPON REQUEST. YOU MAY REQUEST CORRECTION, AMENDMENT OR DELETION OF ANY INFORMATION, WHICH YOU BELIEVE TO BE INACCURATE. IF THE INFORMATION WAS PROVIDED TO US BY A THIRD PARTY, WE WILL DIRECT YOU TO THE THIRD PARTY TO CORRECT ANY INFORMATION IT GAVE US.

(1) For purposes of the following notice, "American Skandia", "we", or "us" refers to American Skandia, Inc.; American Skandia Life Assurance Corporation; American Skandia Marketing, Incorporated; American Skandia Investment Services, Incorporated; American Skandia Information Services and Technology Corporation and American Skandia Trust.

               This Privacy policy is not part of this Prospectus.

AMERICAN SKANDIA'S PRIVACY POLICY continued

PLEASE SUBMIT ANY INQUIRIES TO US AT:


VARIABLE ANNUITIES: American Skandia Life Assurance Co., P.O. Box 7960, Philadelphia, PA 19176

VARIABLE LIFE INSURANCE: Variable Life Insurance, American Skandia Life Assurance Co., P.O. Box 290698, Wethersfield, CT 06129-0698


FOR YOUR SECURITY, THE REQUEST MUST BE SIGNED AND YOUR SIGNATURE NOTARIZED. INCLUDE ALL ACCOUNT NUMBERS FOR WHICH YOU REQUEST INFORMATION. IF YOU HAVE PRODUCTS OR SERVICES ACROSS MULTIPLE PLATFORMS, A SEPARATE REQUEST FOR EACH MUST BE SENT.

Variable annuities and variable life insurance are issued by American Skandia Life Assurance Corporation and distributed by American Skandia Marketing, Incorporated, both located at One Corporate Drive, Shelton, CT 06484. All are Prudential Financial companies. American Skandia Life Assurance Corporation is solely responsible for its financial condition and contractual obligations.

IFS-A090045                                                          ed. 04/2004


                       STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA
LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B and AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the Fixed
Allocations are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                                TABLE OF CONTENTS

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----                                                                        ----
GENERAL INFORMATION ABOUT AMERICAN SKANDIA.....................................2
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION.................................2
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B..............2
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D..............3

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated...4

HOW THE UNIT PRICE IS DETERMINED...............................................5

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS....................................5
   How We Calculate the Market Value Adjustment................................6

OTHER TAX RULES................................................................7
   Federal Tax Status..........................................................7

GENERAL INFORMATION............................................................8
   Voting Rights...............................................................8
   Modification................................................................8
   Deferral of Transactions....................................................9
   Misstatement of Age or Sex..................................................9
   Ending the Offer............................................................9

Annuitization..................................................................9

EXPERTS.......................................................................17

LEGAL EXPERTS.................................................................17

FINANCIAL STATEMENTS..........................................................17
     AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE
       ASSURANCE CORPORATION...................................................1
     AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT B............2

--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA 19176, OR TELEPHONE 1-800-766-4530. OUR ELECTRONIC MAIL ADDRESS IS SERVICE@PRUDENTIAL.COM.
--------------------------------------------------------------------------------


Date of Prospectus:  May 2, 2005                                      Date of Statement of Additional Information:  May 2, 2005
ASXTII-SIX - SAI (05/2005)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"). American Skandia's principal business address is One Corporate Drive, Shelton, Connecticut 06484.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account
B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios. Also included in such information is the investment policy of each Portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time.

Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

     1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

     2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

          a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

          b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

     3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

     4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASI, is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated ("ASISI"), a co-investment manager of American Skandia Trust and American Skandia Advisor Funds, Inc., are also wholly-owned subsidiaries of ASI. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary of ASI, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through whom it receives a portion of brokerage commissions in connection with purchases and sales of securities held by Portfolios of American Skandia Trust which are offered as Sub-accounts under the Annuity.

ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.


In addition, in an effort to promote the sale of our products (which may include the placement of ASLAC and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that American Skandia pays which are broadly defined as follows:

     o Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all American Skandia annuity products that were sold through the firm (or its affiliated broker/dealers).

     o Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under American Skandia annuity products sold through the firm (or its affiliated broker/dealers).

     o Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2005) received payment of more than $__________ under one or more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Name of Firm:


You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


ASLAC pays ASM an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by ASLAC. ASM is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. ASM does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to ASM in its role as principal underwriter/distributor has been: 2004: $__________ 2003: $182,550,093; 2002:
$193,374,436.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance, of and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

     a.   is the net result of:

          1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

          2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

     b.   is the net result of:

          1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

          2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

          c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment
A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:
o "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
o "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
o "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

                                                   N/365
                             [(1+I) / (1+J+0.0010)]

                                     where:

     I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA
                            N/365
formula is [(1 + I)/(1 + J)]     .

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

     1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

     2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

OTHER TAX RULES

Federal Tax Status

     1. Diversification.

     The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the contract meet these diversification requirements.

     2. Investor Control.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3. Entity Owners.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

     4. Purchase Payments Made Before August 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14,1982, is not subject to the 10% tax penalty.

     5. Generation-Skipping Transfers.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

GENERAL INFORMATION

Voting Rights
You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy; (d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, American Skandia Investment Services, Incorporated ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification
We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions
We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
     o    trading on the NYSE is restricted;
     o an emergency exists making redemption or valuation of securities held in the separate account impractical; or
     o the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer
We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may not choose an Annuity Date that occurs in the first three Annuity Years. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

          Options 1-3:
          Under Options 1, 2 and 3, annuity payments are payable for the life of the Annuitant, for a Certain Period, or for the life of the Annuitant and a Certain Period. Annuity payments terminate when the Annuitant dies, the Certain Period chosen ends, or upon the Inheritance Date if a lump sum death benefit is payable.

          Your Account Value on the Annuity Date will be used to purchase Units. We will determine the number of Units based on the Account Value reduced by any applicable premium tax, the length of any Certain Period, the payment option selected, and the Unit Value of the Sub-accounts you initially selected on the Annuity Date. The number of Units also will depend on the Annuitant's age and gender (where permitted by law) if Annuity Payments are due for the life of the Annuitant. Other than to fund Annuity Payments, the number of Units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed).

          We calculate your Annuity Payment Amount on each Monthly Processing Date by multiplying the number of Units scheduled to be redeemed under the Schedule of Units for each Sub-account and multiplying them by the Unit Value of each Sub-account on such date. This calculation is performed for each Sub-account, and the sum of the Sub-account calculations will equal the amount of your Annuity Payment Amount.

          You can select one of three AIRs for these options: 3%, 5% or 7%.

          Options 5 & 6:
          Annuity payment Options 5 and 6 attempt to cushion the Annuity Payment Amount from the immediate impact of Sub-account performance through a "stabilization" process. This means that positive market performance will not always increase the Annuity Payment Amount, and negative market performance will not always decrease the Annuity Payment Amount. The stabilization process adjusts the length of the Inheritance Period while generally maintaining a level Annuity Payment Amount. When values under the Annuity exceed a trigger, then an Adjustment is made to increase the Annuity Payment Amount and decrease the Cash Value and the Inheritance Period. Adjustments do not change the Income Base.

          KEY TERMS

          Adjustment is a change to the benefits that occur if, on an Annuity Payment Date, the Cash Value Trigger is exceeded.

          Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.

          Annuity Factors are factors we apply to determine the Schedule of Units. Annuity Factors reflect assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitants and will depend on the Benchmark Rate, the Inheritance Period, the Annuitant's attained age and where permitted by law, gender.

          Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.

          Benchmark Rate is an assumed rate of return used in determining the Annuity Factors and the Schedule of Units. The Benchmark Rate for Annuity Option 5 is currently 4%. The Benchmark Rate for Annuity Option 6 is currently 3%. We may use a different rate for different classes of purchasers. The Benchmark Rate is set forth in the supplemental contract material which you receive upon annuitization.

          Cash Value Trigger is an amount we use to determine whether an Adjustment must be made to your Annuity's annuitization values following the Annuity Date. The initial Cash Value Trigger is a percentage of the Account Value on the Annuity Date (generally 85% of such amount), and is always equal to the Cash Value of the contract on the Annuitization Date. We reserve the right to change the Cash Value Trigger at any time.

          Income Base is the value of each allocation to a Sub-account, plus any earnings and any adjustments made based on whether the Annuitant(s) is alive and/or less any losses, distributions, and charges thereon. Income Base is determined separately for each Sub-account, and then totaled to determine the Income Base for your Annuity. The Income Base is always more than the Cash Value.

          Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

          Inheritance Period is a variable period of time during which annuity payments are due whether or not the Annuitant is still alive. The Inheritance Period is represented in months or partial months.

          Schedule of Units is a schedule for each Sub-account of how many Units are expected to fund your annuity payments as of each Annuity Payment Date. The schedule initially is assigned on the Annuity Date and is based on the portion of the Account Value on the Annuity Date you allocate to a Sub-account, the Benchmark Rate, and Annuity Factors. Subsequently, the Schedule of Units is adjusted for transfers, Adjustments, or partial surrenders.

     o Stabilized Variable Payments (Option 5) This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the Annuity Date. The schedule of units is established for each Sub-account you choose on the Annuity Date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

     o Stabilized Variable Payments with a Guaranteed Minimum (Option 6) This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

     HOW ANNUITIZATION WORKS FOR OPTIONS 5 &6:

     Initial Annuity Payment
     The initial annuity payment amount is calculated based on the Schedule of Units multiplied by the Unit Values on the Annuity Date. We calculate this value upon annuitization and this is the amount payable on the first Annuity Payment Date.

     Subsequent Annuity Payments
     The amount of subsequent annuity payments are determined one month in advance. On the Annuity Payment Date, based on your current allocations, we calculate the Inheritance Period and the Cash Value. We calculate these initial values as follows:

     o The Inheritance Period is first reduced by one month (because one monthly period has passed) and then increased or decreased to reflect the difference between the value of the Units to be redeemed to fund the stable annuity payment amount and the value of the Units in the Schedule of Units. Generally, if Sub-account performance exceeds the Benchmark Rate, then the Inheritance Period will decrease less than one month, while if Sub-account performance is less than the Benchmark Rate, the Inheritance Period will decrease more than one month. Monthly annuity payment amounts are stabilized while the Inheritance Period absorbs the immediate impact of market volatility.

     o The Cash Value is determined based on the new Inheritance Period and the current Unit Values.

     The next annuity payment amount on each Annuity Payment Date will depend on whether the Inheritance Period is greater than or equal to zero and whether the Cash Value Trigger has been exceeded.

     Inheritance Period Greater Than Zero
     Cash Value Trigger not exceeded
     If the Cash Value Trigger has not been exceeded then we do not make an adjustment. The next annuity payment amount is equal to the then current annuity payment amount. The Inheritance Period and the Cash Value initially calculated above are established. The stabilization process maintains a level annuity payment amount.

     Cash Value Trigger exceeded
     If the Cash Value Trigger has been exceeded then we make an adjustment. The Cash Value of the Annuity is adjusted to be equal to the Cash Value Trigger and the Inheritance Period is decreased. The Schedule of Units is revised to reflect a higher Annuity Payment Amount to be paid on the next Annuity Payment Date. Adjustments do not change the Income Base of the Annuity. The revised annuity payment amount becomes the new stabilized payment amount until there is an adjustment or the Inheritance Period becomes equal to zero.

     Inheritance Period Equal To Zero
     If the Inheritance Period is equal to zero, the Annuity in the annuitization phase does not have any Cash Value. Annuity Payments will continue until the Inheritance Date; however, the annuity payment amount may fluctuate each Annuity Payment Date with changes in Unit Values. The next annuity payment amount is established equal to the number of Units scheduled to be paid under the Schedule of Units multiplied by the current Unit Values.

     ---------------------------------------------------------------------------
     If you have selected annuity payment option 6, the Optional Guarantee Feature, the annuity payment amount will not be less than the initial guaranteed annuity payment amount.
     ---------------------------------------------------------------------------

     Can I change the Cash Value Trigger?
     Unless you have selected annuity payment option 6, you can adjust the Cash Value Trigger to 25%, 50%, or 75% of the original Cash Value Trigger on any Annuity Payment Date.

     Reducing the Cash Value Trigger increases the likelihood that your annuity payment amount will increase. However, reducing the Cash Value Trigger may also result in using more Units to generate the larger monthly payment. This can also decrease the Inheritance Period more rapidly to support the higher Annuity Payment Amount during periods of poor market performance, which may effect the stability of future annuity payments. Any adjustment to the Cash Value Trigger is permanent although you may continue to decrease the trigger in the future to 25% of the original Cash Value Trigger. If you have selected Annuity Payment Option 6, the Cash Value Trigger is set as of the Issue Date, and may NOT be changed.

     Can you illustrate how annuity payments are made?
     Shown below are examples of annuity payment option 5 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 4% Benchmark Rate, and $50,000 Account Value on the Annuity Date. These values are illustrative only and are hypothetical.

----------------------------------------------------------------------------------------------------------------------------
                                                           Male Age 65, 4% Benchmark Rate,
                                                        $50,000 Account Value on Annuity Date
                       -----------------------------------------------------------------------------------------------------
                                        Beginning Year 1                                   Beginning Year 5
                       --------------------------------------------------   ------------------------------------------------
 Hypothetical Rate of    Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
        Return           Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $278.96        211.32       $50,000      $42,500   $278.96        132.90       $34,857      $24,404
          4%              278.96        211.32        50,000       42,500    278.96        156.83        41,916       32,503
          6%              278.96        211.32        50,000       42,500    278.96        166.53        45,789       36,713
          8%              278.96        211.32        50,000       42,500    278.96        175.13        49,903       41,083
         10%              278.96        211.32        50,000       42,500    299.05        161.47        53,912       42,500
         12%              278.96        211.32        50,000       42,500    322.34        142.75        57,988       42,500

----------------------------------------------------------------------------------------------------------------------------
 Hypothetical Rate of                Beginning Year 10                              Beginning Year 20
        Return         -----------------------------------------------------------------------------------------------------
                         Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
                         Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $175.01          0.00       $21,173         $ 0    $104.26          0.00       $ 8,332          $ 0
          4%              278.96         65.92        31,224      14,753     219.83          0.00        17,567            0
          6%              278.96        118.14        39,816      28,948     278.96         44.25        26,839       12,990
          8%              278.96        152.19        50,118      41,912     322.81        108.15        49,512       42,500
         10%              355.11        115.47        59,303      42,500     555.16         61.30        68,412       42,500
         12%              421.98         89.98        70,418      42,500     888.48         37.19       101,564       42,500
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                          Female Age 65, 4% Benchmark Rate,
                                                        $50,000 Account Value of Annuity Date
                       -----------------------------------------------------------------------------------------------------
                                        Beginning Year 1                                   Beginning Year 5
                       --------------------------------------------------   ------------------------------------------------
 Hypothetical Rate of    Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
        Return           Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $258.24      236.78         $50,000      $42,500   $258.24        144.79       $35,656      $24,173
          4%              258.24      236.78          50,000       42,500    258.24        179.86        42,775       33,347
          6%              258.24      236.78          50,000       42,500    258.24        193.11        46,680       37,896
          8%              258.24      236.78          50,000       42,500    258.54        204.14        50,826       42,500
         10%              258.24      236.78          50,000       42,500    279.62        178.24        54,810       42,500
         12%              258.24      236.78          50,000       42,500    296.48        158.15        59,069       42,500

----------------------------------------------------------------------------------------------------------------------------
 Hypothetical Rate of                   Beginning Year 10                                  Beginning Year 20
        Return         --------------------------------------------------   ------------------------------------------------
                         Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
                         Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $162.01          0.00       $22,625          $ 0   $ 96.51          0.00       $ 8,891          $ 0
          4%              258.24         76.04        32,961       15,506    203.50          0.00        18,747            0
          6%              258.24        147.89        41,792       32,064    258.24         74.90        29,798       19,391
          8%              278.90        166.58        51,796       42,500    327.20        114.71        50,840       42,500
         10%              335.80        125.86        61,417       42,500    544.61         65.36        72,073       42,500
         12%              390.12         98.61        73,317       42,500    841.11         40.11       107,597       42,500
----------------------------------------------------------------------------------------------------------------------------

Below are examples of annuity payment option 6 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 3% Benchmark Rate, and a $50,000 Account Value on Annuity Date. These values are illustrative only and are hypothetical.

----------------------------------------------------------------------------------------------------------------------------
                                                           Male Age 65, 3% Benchmark Rate,
                                                        $50,000 Account Value on Annuity Date
                       -----------------------------------------------------------------------------------------------------
                                        Beginning Year 1                                   Beginning Year 5
                       --------------------------------------------------   ------------------------------------------------
 Hypothetical Rate of    Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
        Return           Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $249.37        221.37       $50,000      $42,500   $249.37        148.67       $34,550      $25,151
          4%              249.37        221.37        50,000       42,500    249.37        167.89        41,435       32,509
          6%              249.37        221.37        50,000       42,500    249.37        175.80        45,210       36,410
          8%              249.37        221.37        50,000       42,500    249.37        182.87        49,219       40,492
         10%              249.37        221.37        50,000       42,500    264.57        173.21        53,211       42,500
         12%              249.37        221.37        50,000       42,500    287.28        153.60        57,176       42,500

----------------------------------------------------------------------------------------------------------------------------
 Hypothetical Rate of                   Beginning Year 10                                  Beginning Year 20
        Return         --------------------------------------------------   ------------------------------------------------
                         Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
                         Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $249.37          0.00       $20,319         $ 0    $249.37          0.00       $ 7,773          $ 0
          4%              249.37         82.08        30,483      16,461     249.37          0.00        16,400            0
          6%              249.37        124.93        38,634      28,285     249.37         44.13        25,015       11,687
          8%              249.37        154.02        48,349      39,902     249.37        121.50        47,150       41,888
         10%              309.45        126.69        57,540      42,500     469.02         69.38        64,353       42,500
         12%              370.41         99.14        68,044      42,500     757.89         42.21        94,439       42,500
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                          Female Age 65, 3% Benchmark Rate,
                                                        $50,000 Account Value on Annuity Date
                       -----------------------------------------------------------------------------------------------------
                                        Beginning Year 1                                   Beginning Year 5
                       --------------------------------------------------   ------------------------------------------------
 Hypothetical Rate of    Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
        Return           Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $228.98        248.47       $50,000      $42,500   $228.98        166.84       $35,323      $25,380
          4%              228.98        248.47        50,000       42,500    228.98        193.27        42,265       33,383
          6%              228.98        248.47        50,000       42,500    228.98        203.62        46,069       37,519
          8%              228.98        248.47        50,000       42,500    228.98        212.65        50,108       41,803
         10%              228.98        248.47        50,000       42,500    246.35        191.81        54,055       42,500
         12%              228.98        248.47        50,000       42,500    262.61        170.89        58,198       42,500

----------------------------------------------------------------------------------------------------------------------------
 Hypothetical Rate of                   Beginning Year 10                                  Beginning Year 20
        Return         --------------------------------------------------   ------------------------------------------------
                         Annuity   Inheritance   Income Base   Cash Value   Annuity   Inheritance   Income Base   Cash Value
                         Payment     Period                                 Payment     Period
                          Amount    (months)                                 Amount    (months)
          0%             $228.98          0.00       $21,726          $ 0   $228.98          0.00       $ 8,275          $ 0
          4%              228.98         99.00        32,143       17,870    228.98          0.00        17,460            0
          6%              228.98        154.84        40,498       31,093    228.98         74.08        27,657       17,376
          8%              236.22        183.14        50,351       42,500    267.55        130.23        48,732       42,500
         10%              291.75        138.73        59,441       42,500    459.19         74.40        67,427       42,500
         12%              340.24        109.31        70,699       42,500    713.90         45.82        99,672       42,500
----------------------------------------------------------------------------------------------------------------------------

WHAT HAPPENS WHEN THE ANNUITANT DIES?

As of the Inheritance Date, if an Inheritance Period exists and was never zero at any time between the death of the last surviving Annuitant and the Inheritance Date, we will make Annuity Payments to the Beneficiary for the remainder of the Inheritance Period. As an alternative, a lump sum can be paid to the Beneficiary. There is no guarantee that there will be any Inheritance Period after the date of death, which means there may be no amount due for the Beneficiary. If there is no Inheritance Period as of the Inheritance Date, the Annuity terminates.

For Payment Options 1, 2 and 3 if the Annuitant dies before the Annuity Date, the Annuity will end and the Cash Value will be payable as settlement to the Beneficiary(s) after we have received all of our requirements to make settlement.

If the Annuity is used in connection with a tax qualified retirement plan or qualified contract (including individual retirement annuities), the beneficiary may only be entitled to a lump sum distribution after the death of the last surviving Annuitant or the period over which Annuity Payments can be paid may be shortened.

WHEN DO ANNUITY PAYMENTS FOR A BENEFICIARY START?

If annuity payments are to be paid to a Beneficiary, annuity payments will begin as of the next Annuity Payment Date, or the Cash Value can then be paid. No amounts are payable to a Beneficiary until the death of the last surviving Annuitant. Evidence satisfactory to us of the death of all Annuitants must be provided before any amount becomes payable to a Beneficiary.

EXPERTS

PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut 06103, independent auditors, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B with respect to the year ended December 31, 2004 and 2003. Ernst & Young LLP, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, independent auditors, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B with respect to the years ended December 31, 2002, 2001, and 2000. The consolidated financial statements of American
Skandia Life Assurance Corporation at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of American Skandia Life Assurance Corporation Variable Account B at December 31, 2004 and for the periods ended December 31, 2004 and 2003 are included in this Statement of Additional Information. The financial statements included herein have been audited by PricewaterhouseCoopers LLP and Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance on such reports given on the authority of each firm as experts in accounting and auditing.

LEGAL EXPERTS

Counsel for American Skandia Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS
American Skandia Life Assurance Corporation
American Skandia Life Assurance Corporation Variable Account B

The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2004 and for the years ended December 31, 2004 and 2003. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia - Variable Annuities, P.O. Box 7040, Bridgeport, Connecticut 06601-7040. Our phone number is 1-800-766-4530. You may also forward such a request electronically to our Customer Service Department at service@prudential.com.

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE
                                   ACCOUNT B

ASXT-SIX








                                     PART C

                                OTHER INFORMATION

ASXT-SIX
Item 24.  Financial Statements and Exhibits:

(a) All financial statements will be filed by Amendment and will be included in Parts A & B of this Registration Statement.

(b)  Exhibits are attached as indicated.

     (1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

     (2) Not applicable. American Skandia Life Assurance Corporation maintains custody of all assets.

     (3) (a) Form of revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, formerly known as Skandia Life Equity Sales Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed
               March 2, 1998.

          (b) Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 24, 1998.

     (4) (a) Copy of the Form of Annuity via EDGAR with Pre-Effective Amendment No.1 to this Registration Statement No. 333-71834, filed December 21, 2001.

          (b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

          (c) Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed March 14, 2001.

          (d) Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

          (e) Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

          (f) Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

          (g) Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective No. 5 to Registration No. 333-96577.

          (h) Copy of Rider for Lifetime Five Income Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-96577 filed November 16, 2004.

          (i) Copy of Rider for Highest Daily Value Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-96577 filed November 16, 2004.

     (5) A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

     (6) (a) Copy of the certificate of incorporation of American Skandia Life Assurance Corporation filed via EDGAR with Registration Statement No.33-44203, CIK No. 0000881453, Accession No. 0000881453-
               04-000025, filed March 24, 2004.

          (b) Copy of the By-Laws of American Skandia Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, CIK No. 0000881453, Accession No. 0000881453-04-000025,
               filed March 24, 2004.

ASXT-SIX

     (7)  Not applicable.

     (8)  Agreements between Depositor and:

          (a) American Skandia Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997 (At such time, what later became American Skandia Trust was known as the Henderson Global Asset Trust).

          (b) First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

          (c) Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

          (d) INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

          (e) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

          (g) Wells Fargo Variable Trust filed via EDGAR with Initial Registration Statement No. 333-49478, filed November 7, 2000.

          (h) Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

          (i) Gartmore Global Asset Management Trust filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

     (9)  Opinion and Consent of Counsel             FILED via EDGAR with
                                                     Post-Effective Amendment
                                                     No. 6 this Registration
                                                     Statement on April 20, 2004

     (10) (a) Consent of Pricewaterhouse             TO BE FILED BY AMENDMENT
              Coopers LLP

     (11) Not applicable.

     (12) Not applicable.

     (13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

     (14) Financial Data Schedule - NOT APPLICABLE

     (15) (a) Powers of Attorney for James J. Avery, Director, Richard J. Carbone, Director, Helen M. Galt, Director, Ronald P. Joelson, Director, Andrew J. Mako, Director and David R. Odenath, Chief Executive Officer, President and Director filed with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577.

          (b) Powers of Attorney for Directors C. Edward Chaplin and Bernard J. Jacob filed with Initial Registration Statement No. 333-117052. Power of Attorney for Michael Bohm, Executive Vice President and Chief Financial Officer filed with Post- Effective Amendment No. 6 to Registration Statement 333-96577.

Item 25.  Directors and Officers of the Depositor:

ASXT-SIX

Effective May 1, 2003 Prudential Financial, Inc., a New Jersey corporation, purchased Skandia U.S. Inc., a Delaware corporation, and its subsidiaries, one of which is American Skandia Life Assurance Corporation ("American Skandia"), from Skandia Insurance Company Ltd. Skandia U.S. Inc. is the sole shareholder of ASI, which is the parent company of American Skandia. As of the date this Post-Effective Amendment was filed, the Directors and Officers of the Depositor are:


Name and Principal Business Address                  Position and Offices with Depositor
-----------------------------------                  -----------------------------------
James J. Avery, Jr.                                  Director
213 Washington Street
Newark, New Jersey  07102-2992

Vivian L. Banta                                      Director
213 Washington Street
Newark, New Jersey  07102-2992

Michael Bohm                                         Controller
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Nicholas J. Campanella                               Senior Vice President
213 Washington Street
Newark, New Jersey  07102-2992

Richard J. Carbone                                   Director
213 Washington Street
Newark, New Jersey  07102-2992

Susan G. Carosi                                      Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025-5001

C. Edward Chaplin                                    Treasurer
213 Washington Street
Newark, New Jersey  07102-2992


Timothy S. Cronin                                    Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

John Doscher                                         Vice President, Chief Compliance Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Anne Fifick                                          Vice President, Asset Liability & Risk Management
2 Gateway Center
Newark, New Jersey, 07102-5005

Sandra Fox                                           Vice President
3 Gateway Center
Newark; NJ; 07102-4061

Kevin Frawley                                        Vice President, Regulation 60 Officer
213 Washington Street
Newark, New Jersey  07102-2992

ASXT-SIX


Helen M. Galt                                        Director
213 Washington Street
Newark, New Jersey  07102-2992

Craig Gardner                                        Vice President, Senior Investment Risk Officer
2 Gateway Center
Newark, New Jersey, 07102-5005

Helene Gurian                                        Vice President
751 Broad Street
Newark; New Jersey 07102-3714


Timothy Harris                                       Senior Vice President, Chief Legal Officer and Secretary
213 Washington Street
Newark, New Jersey  07102-2992

Joanne Heintz                                        Senior Vice President, Chief Investment Officer
2 Gateway Center
Newark, New Jersey, 07102-5005

Jacob Herschler                                      Senior Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Ronald P. Joelson                                    Director and Senior Vice President, Asset Liability &
213 Washington Street                                Risk Management
Newark, New Jersey  07102-2992

Daniel O. Kane                                       Senior Vice President, Chief Actuary
213 Washington Street
Newark, New Jersey  07102-2992

Marc S. Levine                                       Senior Vice President
213 Washington Street
Newark, New Jersey  07102-2992

Andrew J. Mako                                       Director
213 Washington Street
Newark, New Jersey  07102-2992

Lesley B. Mann                                       Senior Vice President
213 Washington Street
Newark, New Jersey  07102-2992

William J. Marsh                                     Executive Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

David R. Odenath, Jr.                                Chief Executive Officer, President and Director
213 Washington Street
Newark, New Jersey  07102-2992

Robert O'Donnell                                     Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484

Philip A. Pescatore                                  Vice President

ASXT-SIX


3 Gateway Center
Newark; NJ; 07102-4061

Yvonne Rocco                                         Senior Vice President
213 Washington Street
Newark, New Jersey  07102-2992

Hayward L. Sawyer                                    Executive Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

Shirley Shao                                         Senior Vice President
213 Washington Street
Newark, New Jersey  07102-2992

Item 26. Persons Controlled by or Under Common Control with the Depositor or
Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia, Inc.:

     (1) American Skandia Life Assurance Corporation Variable Account B ("Variable Account B"): Variable Account B was established under the laws of the State of Connecticut and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. Assets in Variable Account B may support obligations created in relation to the annuity contracts described in the Prospectus of this Registration Statement or other annuity contracts we offer.

     (2) American Skandia Life Assurance Corporation ("ASLAC"): The organization is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. ASLAC is a wholly-owned subsidiary of American Skandia, Inc.

     (3) American Skandia Information Services and Technology Corporation ("ASIST"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of ASLAC. Its primary purpose is to provide various types of business services to American Skandia, Inc. and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

     (4) American Skandia Marketing, Incorporated ("ASM"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of ASLAC. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which annuity contracts are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also may provide such services in relation to marketing of certain retail mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

     (5) American Skandia Investment Services, Incorporated ("ASISI"): The organization is a general business corporation organized in the State of Connecticut and is an affiliate of ASLAC. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation, as well as a family of retail mutual funds, American Skandia Advisor Funds, Inc.

     (6) American Skandia Advisory Services, Incorporated ("ASASI"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of ASLAC. ASASI's principal business is designing Asset Allocation Program products, engaging strategists to develop Asset Allocation Models and selecting American Skandia Advisor Funds, Inc. portfolios or other mutual funds unaffiliated with American Skandia Life Assurance

ASXT-SIX

          Corporation to be recommended to investors through financial professionals. ASASI may provide services to affiliates, including, but not limited to, designing asset allocation models.

     (7) American Skandia Fund Services, Incorporated ("ASFSI"): The organization is a general business corporation organized in the State of Delaware. The organization is a registered transfer agent for American Skandia Advisor Funds, Inc. ("ASAF") and it provides transfer agent services to ASAF.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of ASLAC, was purchased by Prudential Financial, Inc. Prudential Financial is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S.

In addition to the affiliates and/or subsidiaries shown above, ASLAC holds all of the voting securities of American Skandia Trust ("AST"), a managed, open-end investment company organized as a Massachusetts business trust, other than those securities held in separate accounts of Kemper Investors Life Insurance Company ("Kemper") in support of variable life insurance policies issued by Kemper. The shares of this investment company are voted in accordance with the instructions of persons having interests in the unit investment trust, and ASLAC and Kemper vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 10, 2004, the text of which is hereby incorporated.

Item 27. Number of Contract Owners: As of December 31, 2004, there were _______ [Wells XT6: __] owners of contracts.

Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of ASLAC and ASM can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia, Inc., a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM are covered under a directors and officers liability insurance policy. Such policy will reimburse ASLAC or ASM, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                                       8

ASXT-SIX
Item 29.  Principal Underwriters:

     (a) American Skandia Marketing, Inc. ("ASM"), a subsidiary of American Skandia, Inc., serves as distributor and principal underwriter for flexible premium deferred annuities, single premium deferred annuities, modified single premium variable life insurance policies and flexible premium variable life insurance policies issued by American Skandia Life Assurance Corporation. ASM also serves as distributor and principal underwriter for American Skandia Trust and American Skandia Advisor Funds, Inc.

     (b)  Directors and officers of ASM

Effective May 1, 2003 Prudential Financial, Inc., a New Jersey corporation, purchased Skandia U.S. Inc., a Delaware corporation, and its subsidiaries, one of which is American Skandia Marketing, Incorporated ("ASM"), from Skandia Insurance Company Ltd. Skandia U.S. Inc. is the sole shareholder of ASI, which is the parent company of ASM.

As of the date this Post-Effective Amendment was filed, the Directors and Officers of ASM are:


Name and Principal Business Address                         Position and Offices with Underwriter
-----------------------------------                         -------------------------------------

Christopher Allegro                                         Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Michael Bohm                                                Controller
One Corporate Drive
Shelton, Connecticut  06484-0883

Shaun Byrnes                                                Senior Vice President
3 Gateway Center
Newark; New Jersey  07102-4061

Nicholas Campanella                                         Senior Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Susan Carosi                                                Chief Anti-Money Laundering Officer
2101 Welsh Road
Dresher; Pennsylvania  19025-5001

C. Edward Chaplin                                           Treasurer
213 Washington Street
Newark, New Jersey  07102-2992

Timothy S. Cronin                                           Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Paul DeSimone                                               Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

ASXT-SIX


John Doscher                                                 Senior Vice President and Chief Compliance Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Robert F. Gunia                                              Senior Vice President
3 Gateway Center
Newark; New Jersey 07102-4061

Timothy Harris                                               Senior Vice President, Chief Legal Officer
751 Broad Street                                             and Corporate Secretary
Newark; New Jersey  07102-3714

Jacob Herschler                                              Senior Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Stephanie Holman                                             Vice President
3 Gateway Center
Newark; New Jersey 07102-4061

Marc Levine                                                  Senior Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Steve Long                                                   Senior Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lesley Mann                                                  Chief Operations Officer and Director
213 Washington Street
Newark, New Jersey  07102-2992

William Marsh                                                Executive Vice President and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Robert Mowbray                                               Vice President
751 Broad Street
Newark; New Jersey  07102-3714

Robert O'Donnell                                             Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

David R. Odenath, Jr.                                        President, Chief Executive Officer and Director
213 Washington Street
Newark, New Jersey  07102-2992

Philip A. Pescatore                                          Vice President
3 Gateway Center
Newark; New Jersey  07102-4061

Polly Rae                                                    Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Judy A. Rice                                                 Senior Vice President
3 Gateway Center
Newark; New Jersey  07102-4061

ASXT-SIX


Matthew Schiffman                                            Executive Vice President and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Richard Singmaster                                           Senior Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

Eugene Stark                                                 Chief Financial Officer
213 Washington Street
Newark, New Jersey  07102-2992

Karen Stockla                                                Vice President
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Item 30. Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.  Management Services:  None

Item 32.  Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) American Skandia Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by American Skandia Life Assurance Corporation under the respective facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for American Skandia Life Assurance Corporation to earn a profit, the degree to which the contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any contract or prospectus or otherwise."

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

ASXT-SIX

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 17th day of February, 2005.

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                                   Registrant

                 By: American Skandia Life Assurance Corporation

By:     /s/Robin Wagner
        ---------------
        Robin Wagner, Vice President, Corporate Counsel

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    Depositor

By:     /s/Robin Wagner
        ---------------
        Robin Wagner, Vice President, Corporate Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


      Signature                         Title                                     Date
                           (Principal Executive Officer)

  David R. Odenath*     Chief Executive Officer and President               February 17, 2005
  -----------------
  David R. Odenath


         (Principal Financial Officer and Principal Accounting Officer)


  Michael Bohm*             Executive Vice President and                    February 17, 2005
  -------------
  Michael Bohm                Chief Financial Officer




                               (Board of Directors)


James Avery*                      Richard Carbone*                              Helen Galt*
------------                      ----------------                              -----------
James Avery                       Richard Carbone                               Helen Galt


  Ronald Joelson*                 David R. Odenath*                             Andrew J. Mako*
  ---------------                 -----------------                             ---------------
  Ronald Joelson                  David R. Odenath                              Andrew J. Mako

C. Edward Chaplin*                Bernard J. Jacob*
------------------                -----------------
   C. Edward Chaplin              Bernard J. Jacob


                             By: /s/Robin Wagner
                             -------------------
                                 Robin Wagner


*Executed by Robin Wagner on behalf of those indicated pursuant to Power of Attorney